[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Florida Municipal Bond

November 30, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In the six months ended November 30, 2001, we experienced historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. September 11 and the anthrax outbreak in October changed America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September and October also reawakened America's "can do" spirit. By November--helped by the lowest interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize--sentiment had changed. That was good news for the U.S. economy, corporations, and consumers, but not so good for the U.S. bond market, which sold off dramatically in November as optimism increased.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     And once again, those time-tested strategies resulted in a strong performance by the American Century Florida Municipal Bond fund, which also produced very attractive long-term returns compared with the other funds in its
Lipper peer group (see page 5  for detailed performance information).  Our investment professionals discuss the market environment and factors behind the
Florida Municipal Bond fund's upbeat performance beginning on page 3.

     Through all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     And as always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

FLORIDA MUNICIPAL BOND

   Portfolio Composition
      by Credit Rating ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   10
   Statement of Operations ................................................   11
   Statement of Changes
      in Net Assets .......................................................   12
   Notes to Financial
      Statements ..........................................................   13
   Financial Highlights ...................................................   15
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   16
      Comparative Indices .................................................   16
      Lipper Rankings .....................................................   16
      Credit Rating
         Guidelines .......................................................   16
      Investment Team
         Leaders ..........................................................   16
   Glossary ...............................................................   17

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   A recession and falling interest rates fueled solid municipal note and bond returns during the six months ended November 30, 2001.

*   Municipal yields rebounded (as prices fell) in November as signs of economic stability appeared.

*   Municipal bonds with high credit ratings generally outperformed lower-rated bonds.

MUNICIPAL CREDIT REVIEW

*   Florida municipal credit quality remained generally sound.

*   However, slowing U.S. economic growth translated into tough times for
    Florida's tourism-based economy, resulting in a sharp drop in employment growth and a rising unemployment rate.

*   September 11 exacerbated those difficulties, with hotel and theme-park attendance suffering noticeably.

*   In spite of those obstacles, and barring any additional economic downturns at the national level, we expect state and local credit quality  to remain stable for now.

FUND PERFORMANCE

*   Florida Municipal Bond continued to perform well compared with its Lipper peers during the six months ended November 30, 2001, while long-term performance proved even more impressive (see page 5).

*   In addition, the fund continued to offer investors more tax-free income than the Lipper average.

FUND STRATEGY

*   With the economy on tenuous ground, we continued to concentrate the portfolio in top-rated bonds, boosting performance.

*   We also increased the fund's holdings of bonds backed by insurance, which would kick in if the bond's issuer defaults.

*   Duration management, or managing a fund's price sensitivity to changes in interest rates, continued to play an important role in Florida Municipal
    Bond's success.

*   Although the fund's bond maturity structure didn't work out as well as we'd hoped, our short-term bond holdings performed very well.

OUTLOOK

*   The Fed's aggressive interest rate cuts in 2001 should help the economy slowly turn around at some point  in 2002.

*   But until we begin to see consistent signs of improvement, we expect additional corporate profit warnings and probably layoffs as well.

*   So we plan to continue focusing on top-rated bonds for now, while working closely with our credit research team to monitor developing credit trends.

*   In addition, we will probably emphasize bonds with coupon yields above prevailing rates.

[left margin]

                FLORIDA MUNICIPAL BOND
                        (ACBFX)
       TOTAL RETURNS:             AS OF 11/30/01
          6 Months ....................... 3.03%*
          1 Year ......................... 7.82%
       30-DAY SEC YIELD:                   3.40%
       INCEPTION DATE:                   4/11/94
       NET ASSETS:                 $51.0 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 17-18.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]

David MacEwen, chief investment officer of fixed income at American Century

AN UNFORGETTABLE CHAPTER

     The six months ended November 30, 2001, were part of an unforgettable chapter in U.S. history, and the economy and financial markets played significant roles. Following a brief springtime burst of optimism--fueled by the
Federal Reserve's (the Fed's) aggressive interest rate cuts and by continued
strength in consumer spending and the housing market--the economy and stock market lost steam during the summer, slipping finally into the first full-fledged recession in the U.S. in a decade.

     Conditions worsened considerably for stocks and the economy after the terrorist attacks in September. Yet equities and the economy regained some stability by the final month of the period, causing bond yields to soar.

PERFORMANCE OVERVIEW FOR MUNICIPAL NOTES AND BONDS

     Municipal note and bond yields (which move in the opposite direction  of muni prices) reflected the sudden swings in investor temperament. The recession
(and the Fed's fight against it) set the general tone for the period, causing interest rates and yields to fall overall (see the accompanying yield curve graph).

     But yields didn't fall during the entire period. Municipal yields dropped during the summer as the recession worsened, rose briefly immediately following
September 11, then fell until early November, when sentiment shifted strongly.
As signs of economic stability began to reappear--particularly in declining inventories and falling jobless claims--investors started to shift assets from bonds to stocks.

     The resulting rise in yields in November (see the rebound in the municipal yield curve in the accompanying graph) turned what could have been an exceptional period for munis into merely a good one (see the accompanying municipal index returns). But muni returns still compared favorably with stocks--the S&P 500 was down 8.67% for the period.

CREDIT QUALITY STILL MATTERED

     Higher-quality "investment-grade" munis (those rated BBB or higher by independent rating agencies based on apparent financial strength)
continued to outperform lower-quality "high-yield" munis (rated BB and below because of apparent financial risk). This occurs frequently during economic downturns. High-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. And worsening economic conditions put more pressure on high-yield issuers and prices than their investment-grade counterparts--high-yield munis have less financial margin for error.

[right margin]

"THE RECESSION SET THE GENERAL TONE FOR THE PERIOD, CAUSING INTEREST RATES
AND YIELDS TO  FALL OVERALL."

MUNICIPAL INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001

MERRILL LYNCH 0- TO 3-YEAR
   MUNICIPAL INDEX                     2.59%

LEHMAN BROTHERS 5-YEAR
   MUNICIPAL GO INDEX                  3.17%

LEHMAN BROTHERS LONG-TERM
   MUNICIPAL BOND INDEX                4.86%

Source: Russell/Mellon Analytical Services

MUNI YIELDS FELL FOR FIVE MONTHS,
THEN REBOUNDED IN NOVEMBER
SHOWS THE SIX MONTHS ENDED NOVEMBER 30, 2001

Source: Bloomberg Financial Markets

                                                  www.americancentury.com      3

Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Florida municipal credit quality remained generally sound during the six months ended November 30, 2001. However, slowing U.S. economic growth translated into tough times for Florida's tourism-based economy, resulting in a sharp drop in employment growth and a rising unemployment rate (see the chart below).
September 11 exacerbated those difficulties, with hotel and theme-park attendance suffering noticeably. In spite of those obstacles, and barring any additional economic downturns at the national level, we expect state and local credit quality to remain stable for now.

SHARPLY REDUCED TOURISM

     Tourism in Florida was already slowing prior to September 11, but dropped appreciably in its aftermath. Hotel room revenues plunged, causing hotel tax collections to fall precipitously in many parts of the state.

     On a local level, Orlando suffered from a steep drop in theme-park attendance. Miami also saw fewer visitors, roughly half of which tend to come from outside the U.S. The tourism drop in both areas has resulted in sharply reduced retail sales. However, less tourism-dependent areas such as Jacksonville and Tampa helped provide a stabilizing factor.

FISCAL PRACTICES

     Generally conservative fiscal practices have helped the state amass large operating surpluses in recent years.  As revenues slowed in 2001, the state temporarily put a hold on planned reductions in the intangibles tax.

     To provide a buffer against volatile economic times, Florida established a
Budget Stabilization Fund in 1997 and has made yearly deposits. At the end of fiscal 2001, this fund met the required minimum level of 5% of general fund revenues. In addition, the state consistently maintained a working capital reserve of more than 2% of general fund revenues over the same period.

     Those steps provide important support for Florida's financial health because the state derives nearly three-quarters of its general fund revenues from taxes on retail sales.

ON THE HORIZON

     In spite of the challenges faced by  the state, we expect Florida's municipal credit quality to remain favorable for now. Florida's conservative fiscal practices and demonstrated ability to maintain its credit status during tough economic times should help the state hold up well in the current environment. From a longer-term perspective, we expect Florida's warm-weather climate, low business costs, and company-friendly regulatory environment to continue making the state an attractive place for business expansion.

[left margin]

"IN SPITE OF THE CHALLENGES FACED BY THE STATE, WE EXPECT FLORIDA'S
MUNICIPAL CREDIT QUALITY TO REMAIN FAVORABLE FOR NOW."
FLORIDA EMPLOYMENT TRENDS

* Forecast for the entire year.

Source: Economy.com Inc.

4      1-800-345-2021

Florida Municipal Bond--Performance
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TOTAL RETURNS AS OF NOVEMBER 30, 2001

                                 LEHMAN 5-YEAR          FLORIDA INTERM.
                   FLORIDA         MUNICIPAL         MUNICIPAL DEBT FUNDS(2)
                MUNICIPAL BOND     GO INDEX      AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ....... 3.03%           3.17%            2.91%            --
1 YEAR ............ 7.82%           8.24%            7.08%        2 OUT OF 16
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 4.91%           5.08%            3.94%        1 OUT OF 15
5 YEARS ........... 5.77%           5.39%            4.57%        1 OUT OF 13
LIFE OF FUND* ..... 6.15%           5.87%(3)         5.09%(4)     1 OUT OF 10(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/14/94, the date nearest the fund's inception for which data are available.

See pages 16-17 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Lehman 5-Year Municipal GO Index is provided for comparison in each graph.
Florida Municipal Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

*  Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

                                                  www.americancentury.com      5

Florida Municipal Bond--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Florida
Municipal Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2001?

     Florida Municipal Bond continued to perform well compared with its Lipper peers. The fund returned 3.03%, compared with the 2.91% average return of the 16
"Florida Intermediate Municipal Debt Funds" tracked by Lipper Inc.
(See the previous page for other performance comparisons.)

     The fund's long-term performance proved even more impressive. Florida
Municipal Bond's one-year return ranked the fund #2 among its Lipper group, while three- and five-year returns ranked the fund #1.

HOW DID FLORIDA MUNICIPAL BOND'S YIELD COMPARE?

     The fund continued to offer investors more tax-exempt income than the average Florida intermediate municipal debt fund. As of the end of November,
Florida Municipal Bond's 30-day SEC yield was 3.40%. That figure compared very favorably with the Lipper average 30-day SEC yield of 2.88%. All else being equal, a higher yield generally translates into better performance.

SPEAKING OF BETTER PERFORMANCE, WHAT STRATEGIES HELPED THE MOST?

     Our credit decisions and duration strategies probably enhanced performance more than any other factors. But lower-than-average expenses boosted performance, too. Florida Municipal Bond charged an annualized 51 basis points
(0.51%) as of the end of November. By comparison, the Lipper average was nearly twice that figure at 100 basis points.

HOW DID YOUR CREDIT DECISIONS BENEFIT  THE FUND?

     With the economy on tenuous ground, we continued to concentrate the portfolio in top-rated bonds, which generally outperformed lower-rated ones. As of the end of November, 91% of the portfolio was in municipals rated either AAA or AA, helping us to capitalize on that trend.

     We also increased the fund's holdings of bonds backed by insurance, which would kick in if the bond's issuer defaults. Such bonds offer an additional measure of protection that made sense given the turbulent times.

     As always, our seasoned credit research team played a vital role in those decisions. One of the team's most important functions is to help us stay abreast of developing credit trends. That's an especially important ingredient to the fund's success during challenging economic times.

HOW DID YOUR DURATION STRATEGIES FACTOR IN?

     Duration management, or managing a fund's price sensitivity to changes in interest rates, continued to play an important role in Florida Municipal

[left margin]

"FLORIDA MUNICIPAL BOND CONTINUED TO PERFORM WELL COMPARED WITH ITS LIPPER
PEERS."

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                   3.40%

30-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET               4.69%
   30.5% TAX BRACKET               4.89%
   35.5% TAX BRACKET               5.27%
   39.1% TAX BRACKET               5.58%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                           11/30/01      5/31/01
NUMBER OF SECURITIES         60            63
WEIGHTED AVERAGE
   MATURITY                9.5 YRS       8.2 YRS
AVERAGE DURATION           5.6 YRS       5.1 YRS
EXPENSE RATIO              0.51%*         0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 17-18.

6      1-800-345-2021

Florida Municipal Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     Bond's success. We generally keep duration in a narrow band around that  of the average Florida intermediate municipal bond fund. But within that band, we often lengthen duration when we expect bonds to rally, which helps us to capture more price gains. Similarly, we shorten duration when we think bond prices will fall, which helps us to insulate the portfolio from losses.

     For example, we shortened duration slightly during November, as bond prices generally fell and yields rose. Unfortunately, Florida municipal bond supply remained lower than normal during the six months, as did demand. Those factors somewhat limited our ability to lengthen duration as much as we would have liked during the September and October bond rallies.

WHAT OTHER STRATEGIES DIDN'T WORK OUT QUITE AS WELL AS YOU'D HOPED?

     The portfolio's bond maturity structure comes to mind. We favored a barbell structure throughout the six months. Such a structure emphasizes short- and long-term securities, while underweighting intermediate maturities. A barbell tends to perform best when the yield curve (shown on page 3) flattens. That is, when long-term yields hold relatively steady and short-term yields rise, or when long-term yields fall the most.  But the opposite happened during the six months.

     The economy remained surprisingly weak, and worsened after September 11. So the Federal Reserve (the Fed) continued to cut short-term interest rates. That pressured short-term bond yields lower, resulting in a steeper yield curve.
Fortunately, the short-term end of our barbell, which emphasized municipal bonds inside of five years, performed very well in that environment.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND SHORT-TERM INTEREST
RATES?

     The Fed's aggressive interest rate cuts in 2001 should help the economy slowly turn around at some point in 2002. But for the near term, news about the economy continues to be mixed. Until we begin to see consistent signs of improvement, we expect additional corporate profit warnings and probably layoffs as well.

     With those conditions in mind, the Fed reduced rates for an eleventh time in this cycle in early December, citing a continued risk of economic weakness.
Although the Fed may lower interest rates one more time in early 2002 if the economy exhibits persistent signs of weakness, the current rate-cutting cycle seems about over.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We expect to continue focusing on top-rated bonds for now, while working closely with our credit research team to monitor developing credit trends. We also plan to keep duration roughly in line with that of the Lipper group average, while looking for opportunities to shorten or lengthen duration in an attempt to add value at the margins.

     We think that the portfolio's barbell structure makes sense going forward, too. That's especially true if short-term bond yields begin to rise in anticipation of an economic rebound.

     In addition, we will probably focus on bonds with coupon yields above prevailing rates going forward. Such securities are known as premium bonds, and should hold up well whether rates edge lower, or begin to gradually rise as we expect to see at some point in 2002.

[right margin]

TOP FIVE SECTORS (AS OF 11/30/01)
                                  % OF FUND INVESTMENTS
TRANSPORTATION REVENUE                     17%
WATER AND SEWER REVENUE                    14%
GO                                         11%
COPS/LEASES                                10%
SPECIAL TAX REVENUE                         9%

TOP FIVE SECTORS (AS OF 5/31/01)
                                  % OF FUND INVESTMENTS
WATER AND SEWER REVENUE                    17%
SPECIAL TAX REVENUE                        12%
TRANSPORTATION REVENUE                     12%
ELECTRIC REVENUE                           11%
GO                                          9%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                                  % OF FUND INVESTMENTS
                                    AS OF        AS OF
                                  11/30/01      5/31/01
AAA                                 87%           86%
AA                                   4%            6%
A                                    3%            2%
BBB                                  6%            6%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
16 for more information.

                                                  www.americancentury.com      7

Florida Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%

FLORIDA -- 94.9%
               $2,110,000  Broward County Airport Systems
                              Rev., (Passenger Facility),
                              (Conventional Lien H-1), 5.25%,
                              10/1/12 (AMBAC)                        $ 2,176,823
                1,475,000  Collier County School Board COP,
                              5.50%, 2/15/12 (FSA)                     1,607,809
                  960,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.20%,
                              5/1/04 (MBIA)                            1,012,013
                  715,000  Crossings at Fleming Island
                              Community Development
                              District Special Assessment
                              Rev., Series 2000 B, 5.25%,
                              5/1/05 (MBIA)                              761,740
                  250,000  Dade County Aviation Rev., Series
                              1995 E, 5.50%, 10/1/10
                              (AMBAC)                                    264,965
                1,150,000  Duval County School Board COP,
                              5.75%, 7/1/16 (FSA)                      1,231,179
                  500,000  Duval County School District GO,
                              6.25%, 8/1/05 (AMBAC)                      519,765
                  190,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., 6.00%, 4/1/02
                              (GNMA/FNMA)                                192,111
                  190,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.80%,
                              4/1/06 (GNMA/FNMA)                         197,490
                  300,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              4/1/07 (GNMA/FNMA)                         311,280
                1,050,000  Florida Board of Education Capital
                              Outlay GO, Series 1995 C,
                              5.50%, 6/1/12 (MBIA)                     1,119,006
                2,320,000  Florida Division of Bond Finance
                              Rev., Series 1998 B,
                              (Environmental Protection -
                              Preservation), 5.25%, 7/1/10
                              (FSA)(1)                                 2,479,930
                  450,000  Florida Housing Finance Agency
                              Rev., Series 1995 E,
                              (Williamsburg Village
                              Apartments), 5.60%, 12/1/07
                              (AMBAC)                                    480,303
                1,965,000  Florida Housing Finance Corp.
                              Rev., Series 1999-2,
                              (Homeowner Mortgage), 4.60%,
                              7/29/03 (FSA)                            2,001,764
                1,000,000  Florida State Governmental Utility
                              Auth. Rev., (Sarasota Utility
                              Systems), 5.25%, 10/1/18
                              (AMBAC)                                  1,024,240

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,000,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                 $ 1,010,900
                  350,000  Gainesville Utilities System Rev.,
                              Series 1996 A, 5.75%,
                              10/1/09                                    388,472
                  675,000  Greater Orlando Aviation Auth.
                              Rev., Series 1999 A, 5.25%,
                              10/1/09 (FGIC)                             706,037
                  400,000  Hillsborough County Port District
                              Special Rev., 6.50%, 6/1/04
                              (FSA)                                      430,060
                1,235,000  Indian River County Rev., (Spring
                              Training Facility), 5.25%,
                              4/1/15 (FGIC)                            1,289,513
                  400,000  Indian Trace Community
                              Development District Water
                              Special Benefit Assessment,
                              Series 1995 A, 5.25%,
                              5/1/03 (MBIA)                              415,664
                  550,000  Lee County Industrial
                              Development Health Care
                              Facilities Auth. Rev., Series
                              1999 A, (Shell Point Village),
                              5.50%, 11/15/09                            552,305
                1,285,000  Martin County Improvement Rev.,
                              5.25%, 10/1/14 (AMBAC)                   1,367,137
                1,000,000  Miami Beach Stormwater Rev.,
                              5.75%, 9/1/17 (FGIC)                     1,085,340
                1,910,000  Miami Beach Water & Sewer
                              Rev., 5.625%, 9/1/16
                              (AMBAC)                                  2,057,413
                  650,000  Miami Parking Facilities Rev.,
                              5.25%, 10/1/15 (MBIA)                      693,193
                1,000,000  Miami-Dade County School
                              Board COP, Series 2001 C,
                              5.50%, 10/1/16 (FSA)                     1,061,960
                1,000,000  Miami-Dade County School
                              Board COP, Series 2001 C,
                              5.50%, 10/1/17 (FSA)                     1,057,920
                  160,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)                      173,290
                  390,000  Orange County Health Facilities
                              Auth. Rev., Series 1996 A,
                              6.00%, 10/1/04 (MBIA)(2)                   423,836
                  450,000  Orlando and Orange County
                              Expressway Auth. Rev., 6.50%,
                              7/1/11 (FGIC)                              528,053
                1,000,000  Orlando and Orange County
                              Expressway Auth. Rev., Linked
                              Inverse Floater, 5.10%, 7/1/04
                              (FGIC)                                   1,042,650
                  500,000  Orlando Utilities Commission
                              Water & Electric Rev.,
                              5.70%, 10/1/04                             538,610
                1,300,000  Orlando Utilities Commission
                              Water & Electric Rev.,
                              Series 1993 B, 5.25%,
                              10/1/23 (MBIA)                           1,305,161

8      1-800-345-2021                          See Notes to Financial Statements

Florida Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  185,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 3.20%,
                              8/1/06 (MBIA)                          $   182,536
                  190,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 3.45%,
                              8/1/07 (MBIA)                              187,192
                  200,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 3.65%,
                              8/1/08 (MBIA)                              196,032
                  205,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 3.80%,
                              8/1/09 (MBIA)                              200,570
                  210,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 3.90%,
                              8/1/10 (MBIA)                              204,662
                  220,000  Osceola County Industrial
                              Development Auth. Rev., (P.M.
                              Wells Charter School), 4.00%,
                              8/1/11 (MBIA)                              214,049
                1,000,000  Palm Beach County Airport
                              Systems Rev., 4.00%, 10/1/06
                              (MBIA)                                   1,019,130
                1,000,000  Palm Beach County Airport
                              Systems Rev., 5.50%, 10/1/07
                              (MBIA)                                   1,088,450
                2,000,000  Pasco County Solid Waste
                              Disposal & Resource
                              Recovery System Rev., 6.00%,
                              4/1/10 (AMBAC)                           2,191,179
                  500,000  Pensacola Airport Rev., Series
                              1997 B, 5.40%, 10/1/07
                              (MBIA)                                     530,075
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.45%, 12/1/04              306,297
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.55%, 12/1/05              305,769
                  300,000  Plantation Health Facilities Auth.
                              Rev., (Covenant Village of
                              Florida Inc.), 4.70%, 12/1/07              303,519
                1,000,000  Polk County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1997 A, (Winter Oaks
                              Apartments), 5.25%, 7/1/07
                              (FNMA)                                   1,023,240
                1,300,000  Seminole County GO, 4.375%,
                              4/1/13                                   1,285,050
                1,595,000  Seminole County GO, 5.375%,
                              10/1/17 (FGIC)                           1,668,242
                  400,000  St. Cloud Utility Rev., 6.40%,
                              8/1/06 (MBIA)                              410,016

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,000,000  Sunrise Excise Tax & Special
                              Assessment Rev., 5.20%,
                              10/1/22 (AMBAC)                        $ 1,018,510
                1,000,000  Tampa Bay Water Utility System
                              Rev., Series 1998 B, 5.125%,
                              10/1/15 (FGIC)                           1,030,010
                  400,000  Tampa Guaranteed Entitlement
                              Rev., 6.00%, 10/1/18
                              (AMBAC)                                    449,476
                1,000,000  Tampa Water & Sewer Rev.,
                              6.00%, 10/1/17 (FSA)(3)                  1,109,060
                  910,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 3.75%, 11/1/05
                              (MBIA)                                     928,109
                  420,000  Village Center Community
                              Development District
                              Recreational Rev., Series
                              2001 A, 4.15%, 11/1/08
                              (MBIA)                                     424,906
                  500,000  West Orange Healthcare District
                              Rev., Series 1999 A, 5.25%,
                              2/1/02                                     501,950
                                                                     -----------
                                                                      48,285,961
                                                                     -----------
U.S. VIRGIN ISLANDS -- 5.1%
                1,000,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                    1,020,060
                1,500,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1999 A, 5.00%,
                              10/1/03                                  1,551,375
                                                                     -----------
                                                                       2,571,435
                                                                     -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                                $50,857,396
                                                                     ===========
   (Cost $49,464,560)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) When-issued security.

See Notes to Financial Statements                 www.americancentury.com      9

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $49,464,560) (Note 3) .............................        $50,857,396
Cash ........................................................            700,689
Receivable for capital shares sold ..........................              3,230
Interest receivable .........................................            567,115
                                                                     -----------
                                                                      52,128,430
                                                                     -----------

LIABILITIES
Payable for investments purchased ........................             1,073,560
Accrued management fees (Note 2) .........................                21,401
Dividends payable ........................................                43,918
Payable for trustees' fees
  and expenses (Note 2) ..................................                   138
                                                                     -----------
                                                                       1,139,017
                                                                     -----------

Net Assets ...............................................           $50,989,413
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ..................................             4,733,043
                                                                     ===========

Net Asset Value Per Share ................................           $     10.77
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid in ..........................................           $48,908,547
Undistributed net realized gain
  on investment transactions .............................               688,030
Net unrealized appreciation
  on investments (Note 3) ................................             1,392,836
                                                                     -----------
                                                                     $50,989,413
                                                                     ===========

                                               See Notes to Financial Statements
10      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................          $1,243,319
                                                                      ----------

Expenses (Note 2):
Management fees ............................................             136,337
Trustees' fees and expenses ................................               1,083
                                                                      ----------
                                                                         137,420
                                                                      ----------

Net investment income ......................................           1,105,899
                                                                      ----------

REALIZED AND UNREALIZED GAIN (NOTE 3)
Net realized gain on
  investment transactions ..................................             381,010
Change in net unrealized appreciation
  on investments ...........................................             227,762
                                                                      ----------

Net realized and unrealized gain ...........................             608,772
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ................................          $1,714,671
                                                                      ==========

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

Increase (Decrease) in Net Assets               NOV. 30, 2001       MAY 31, 2001
---------------------------------               -------------       ------------

OPERATIONS
Net investment income ......................     $  1,105,899      $  2,305,877
Net realized gain ..........................          381,010           792,148
Change in net unrealized appreciation ......          227,762         2,025,955
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        1,714,671         5,123,980
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,106,048)       (2,305,877)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................        4,991,177        16,722,646
Proceeds from reinvestment
  of distributions .........................          739,164         1,470,966
Payments for shares redeemed ...............       (9,209,063)      (13,229,155)
                                                 ------------      ------------
Net increase (decrease) in net assets
  from capital share transactions ..........       (3,478,722)        4,964,457
                                                 ------------      ------------

Net increase (decrease)
  in net assets ............................       (2,870,099)        7,782,560

NET ASSETS
Beginning of period ........................       53,859,512        46,076,952
                                                 ============      ============
End of period ..............................     $ 50,989,413      $ 53,859,512
                                                 ============      ============

Undistributed net investment income ........             --        $        149
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................          459,928         1,590,702
Issued in reinvestment
  of distributions .........................           68,299           139,806
Redeemed ...................................         (845,292)       (1,251,364)
                                                 ------------      ------------
Net increase (decrease) ....................         (317,065)          479,144
                                                 ============      ============

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Bond Fund (the fund) (formerly,
Florida Intermediate-Term Bond) is one of the funds in a series issued by the trust.  The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income tax and taxes imposed by the state of Florida as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Florida municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually. For the six months ended
November 30, 2001, 100% (unaudited) of the funds distributions from net investment income have been designated as exempt from federal income tax.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons"
as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the
Investment Category Fee range from 0.1625% to 0.2800% and the rates for the
Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30,
2001, the effective annual management fee was 0.51%.

    RELATED PARTIES -- The fund has a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM) (see Note 4). JPM is an equity investor in American
Century Companies, Inc. (ACC).

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century
Investment Services, Inc., and the trust's transfer agent, American Century
Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2001 were $21,363,938 and
$24,306,117 respectively.

    On November 30, 2001, accumulated net unrealized appreciation was $1,392,836 which consisted of unrealized appreciation of $1,521,844 and unrealized depreciation of $129,008. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

                                                 www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. Effective December 19, 2001, the bank line of credit was renewed at $650,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended November 30, 2001.

14      1-800-345-2021

Florida Municipal Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                           2001(1)      2001       2000       1999       1998       1997
                                           -------      ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................   $10.67      $10.08     $10.50     $10.56     $10.34     $10.18
                                          ---------   --------   --------   --------   --------   --------
  Income From Investment Operations
  Net Investment Income ................    0.22        0.47       0.45       0.44       0.45       0.46
  Net Realized and Unrealized
  Gain (Loss) ..........................    0.10        0.59      (0.41)      0.05       0.38       0.20
                                          ---------   --------   --------   --------   --------   --------
  Total From Investment Operations .....    0.32        1.06       0.04       0.49       0.83       0.66
                                          ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...........   (0.22)      (0.47)     (0.45)     (0.44)     (0.45)     (0.46)
  From Net Realized Gains ..............     --          --         --       (0.11)     (0.16)     (0.04)
  In Excess of Net Realized Gains ......     --          --       (0.01)       --         --         --
                                          ---------   --------   --------   --------   --------   --------
  Total Distributions ..................   (0.22)      (0.47)     (0.46)     (0.55)     (0.61)     (0.50)
                                          ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period .........   $10.77      $10.67     $10.08     $10.50     $10.56     $10.34
                                          =========   ========   ========   ========   ========   ========
  Total Return(2) ......................    3.03%      10.70%      0.49%      4.71%      8.20%      6.63%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................  0.51%(3)      0.51%      0.51%      0.51%      0.54%      0.65%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ..............  0.51%(3)      0.51%      0.51%      0.51%      0.58%      0.86%
Ratio of Net Investment Income
  to Average Net Assets ................  4.11%(3)      4.49%      4.49%      4.13%      4.28%      4.42%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ..............  4.11%(3)      4.49%      4.49%      4.13%      4.24%      4.21%
Portfolio Turnover Rate ................    40%          138%       155%       154%       154%        82%
Net Assets, End of Period
  (in thousands) .......................   $50,989     $53,860    $46,077    $44,379    $29,605    $16,513

(1) Six months ended November 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      15

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL BOND invests primarily in intermediate-term Florida municipal securities. There are no restrictions on the fund's weighted average maturity.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS category invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment grade," meaning they're relatively safe from default.

[left margin]

INVESTMENT TEAM LEADERS

   Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN

   Municipal Credit Research Director
       STEVEN PERMUT

   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

16      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 15.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   COPS/LEASES -- securities issued to finance public property improvements
(such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

*   GO BONDS -- general obligation securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

*   REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

18      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-SAN-28096S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Arizona Municipal Bond

November 30, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In the six months ended November 30, 2001, we experienced historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. September 11 and the anthrax outbreak in October changed America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September and October also reawakened America's "can do" spirit. By November--helped by the lowest interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize--sentiment had changed. That was good news for the U.S. economy, corporations, and consumers, but not so good for the U.S. bond market, which sold off dramatically in November as optimism increased.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     And once again, those time-tested strategies resulted in a very solid performance by the American Century Arizona Municipal Bond fund, which also produced very attractive long-term returns compared with the other funds in its
Lipper peer group (see page 5 for detailed performance information). Our investment professionals discuss the market environment and factors behind the
Arizona Municipal Bond fund's upbeat performance beginning on page 3.

     Through all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     And as always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,

/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

ARIZONA MUNICIPAL BOND

   Portfolio Composition
      by Credit Rating ....................................................    7
   Schedule of Investments ................................................    8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   11
   Statement of Operations ................................................   12
   Statement of Changes
      in Net Assets .......................................................   13
   Notes to Financial
      Statements ..........................................................   14
   Financial Highlights ...................................................   16
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   17
      Comparative Indices .................................................   17
      Lipper Rankings .....................................................   17
      Credit Rating
         Guidelines .......................................................   17
      Investment Team
         Leaders ..........................................................   17
   Glossary ...............................................................   18

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

*   A recession and falling interest rates fueled solid municipal note and bond returns during the six months ended November 30, 2001.

*   Municipal yields rebounded (as prices fell) in November as signs of economic stability appeared.

*   Municipal bonds with high credit ratings generally outperformed lower-rated bonds.

MUNICIPAL CREDIT REVIEW

*   Arizona municipal credit quality remained generally sound.

*   However, a slowing U.S. economy created difficulties for Arizona's high-tech manufacturers, resulting in a sharp drop in employment growth.

*   A slower pace of consumer spending, lower tourism revenues, and reduced international trade with Mexico and Pacific Rim countries also restrained
    Arizona's economy.

*   In spite of those obstacles, and barring any additional economic downturns at the national level, we expect state and local credit quality  to remain stable for now.

FUND PERFORMANCE

*   Arizona Municipal Bond performed very well compared with its Lipper peers during the six months ended November 30, 2001, while long-term performance proved impressive as well (see page 5).

*   In addition, the fund continued to offer investors more tax-exempt income than the Lipper average.

FUND STRATEGY

*   Duration management, or managing a fund's price sensitivity to changes in interest rates, continued to play an important role in Arizona Municipal
    Bond's success.

*   With the economy on tenuous ground, we continued to concentrate the portfolio in high-credit-quality bonds, boosting fund performance.

*   We also increased the fund's holdings of bonds backed by insurance, which would kick in if the bond's issuer defaulted.

OUTLOOK

*   The Fed's aggressive interest rate cuts in 2001 should help the economy slowly turn around at some point in 2002.

*   But until we begin to see consistent signs of improvement, we expect additional corporate profit warnings and probably layoffs as well.

*   So we plan to continue focusing on top-rated bonds for now, while working closely with our credit research team to monitor developing credit trends.

*   We also expect to keep duration roughly in line with the Lipper average for now, while maintaining the portfolio's concentration in short- and long-term bonds.

[left margin]

                ARIZONA MUNICIPAL BOND
                        (BEAMX)
       TOTAL RETURNS:            AS OF 11/30/01
          6 Months ...................... 3.71%*
          1 Year ........................ 8.37%
       30-DAY SEC YIELD:                  3.25%
       INCEPTION DATE:                  4/11/94
       NET ASSETS:                $59.3 million

* Not annualized.

See Total Returns on page 5.
Investment terms are defined in the Glossary on pages 18-19.

2      1-800-345-2021

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]

David MacEwen, chief investment officer of fixed income at American Century

AN UNFORGETTABLE CHAPTER

     The six months ended November 30, 2001, were part of an unforgettable chapter in U.S. history, and the economy and financial markets played significant roles. Following a brief springtime burst of optimism--fueled by the
Federal Reserve's (the Fed's) aggressive interest rate cuts and by continued
strength in consumer spending and the housing market--the economy and stock market lost steam during the summer, slipping finally into the first full-fledged recession in the U.S. in a decade.

     Conditions worsened considerably for stocks and the economy after the terrorist attacks in September. Yet equities and the economy regained some stability by the final month of the period, causing bond yields to soar.

PERFORMANCE OVERVIEW FOR MUNICIPAL NOTES AND BONDS

     Municipal note and bond yields (which move in the opposite direction  of muni prices) reflected the sudden swings in investor temperament. The recession
(and the Fed's fight against it) set the general tone for the period, causing interest rates and yields to fall overall (see the accompanying yield curve graph).

     But yields didn't fall during the entire period. Municipal yields dropped during the summer as the recession worsened, rose briefly immediately following
September 11, then fell until early November, when sentiment shifted strongly.
As signs of economic stability began to reappear--particularly in declining inventories and falling jobless claims--investors started to shift assets from bonds to stocks.

     The resulting rise in yields in November (see the rebound in the municipal yield curve in the accompanying graph) turned what could have been an exceptional period for munis into merely a good one (see the accompanying municipal index returns). But muni returns still compared favorably with stocks--the S&P 500 was down 8.67% for the period.

CREDIT QUALITY STILL MATTERED

     Higher-quality "investment-grade" munis (those rated BBB or higher by independent rating agencies based on apparent financial strength)
continued to outperform lower-quality "high-yield" munis (rated BB and below because of apparent financial risk). This occurs frequently during economic downturns. High-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. And worsening economic conditions put more pressure on high-yield issuers and prices than their investment-grade counterparts--high-yield munis have less financial margin for error.

[right margin]

"THE RECESSION SET THE GENERAL TONE FOR THE PERIOD, CAUSING INTEREST RATES
AND YIELDS TO  FALL OVERALL."

MUNICIPAL INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001

MERRILL LYNCH 0- TO 3-YEAR
     MUNICIPAL INDEX                2.59%

LEHMAN BROTHERS 5-YEAR
     MUNICIPAL GO INDEX             3.17%

LEHMAN BROTHERS LONG-TERM
     MUNICIPAL BOND INDEX           4.86%

Source: Russell/Mellon Analytical Services

MUNI YIELDS FELL FOR FIVE MONTHS, THEN REBOUNDED IN NOVEMBER
SHOWS THE SIX MONTHS ENDED NOVEMBER 30, 2001

Source: Bloomberg Financial Markets

                                                  www.americancentury.com      3

Municipal Credit Review
--------------------------------------------------------------------------------

CREDIT SNAPSHOT

     Arizona municipal credit quality remained generally sound during the six months ended November 30, 2001. However, a slowing U.S. economy created difficulties for Arizona's high-tech manufacturers, resulting in a sharp drop in employment growth (see the chart  at left). A slower pace of consumer spending, lower tourism revenues, and reduced trade with Mexico and Pacific Rim countries also restrained Arizona's economy. In spite of those obstacles, and barring any additional economic downturns at the national level, we expect state and local credit quality to remain stable for now.

UNEMPLOYMENT ROSE

     Arizona's high-tech manufacturers (which include builders of aircraft, communications equipment, electronics, and space vehicles) represent over half of the state's manufacturing base. These companies were hit hard by the slowing economy and many were forced to lay off workers, pushing the state's unemployment rate higher.

     Companies providing contract workers for the manufacturing industry  were hurt as well. Other business service industries --such as customer service and call centers--also experienced widespread job losses.

     As a result, the state's unemployment rate is expected to rise to around
4.4% by the end of 2001, up from 3.9% during 2000, but that's still considerably better than the national average, which climbed to 5.7% in November.

POPULATION EXPANSION

     Arizona's population continued to expand, outpacing national growth rates by a significant margin. During the 1990s, the state's population swelled by
40%, well above the 13% average growth for the U.S. as a whole. But the influx also translates into increased pressure on state expenditures for education, health care, and Medicaid.

FISCAL PRACTICES

     Arizona's growing economy and generally balanced finances have helped the state amass large operating surpluses in recent years. As a result, the state's
Budget Stabilization Fund stood at about 4% of total general fund revenues at the end of 2000. Unfortunately, the state's alternative-fuel rebate program for automobiles proved far more costly than expected, sapping built-up reserves and likely resulting in a lower-than-anticipated general fund balance at the end of
2001.

ON THE HORIZON

     Barring slower national economic growth or unforeseen shocks to the financial markets, we expect Arizona municipal credit quality to remain stable for now. The state's long-term prospects look even more encouraging. Arizona's relatively balanced mix of employment sectors should help the state weather economic cycles. And Arizona's generally conservative fiscal practices, low business costs, and favorable quality of life continue to make the state an attractive spot for business expansion.

[left margin]

"ARIZONA'S HIGH-TECH MANUFACTURERS WERE HIT HARD BY THE SLOWING ECONOMY.
MANY WERE FORCED TO LAY OFF  WORKERS, PUSHING THE STATE'S UNEMPLOYMENT RATE
HIGHER."
ARIZONA EMPLOYMENT TRENDS

* Forecast for the entire year.

Source: Economy.com Inc.

4      1-800-345-2021

Arizona Municipal Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                               LEHMAN 5-YEAR            OTHER STATES
                 ARIZONA         MUNICIPAL        INTERM. MUNI. DEBT FUNDS(2)
              MUNICIPAL BOND     GO INDEX      AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1) ..... 3.71%           3.17%            2.84%              --
1 YEAR .......... 8.37%           8.24%            6.98%          3 OUT OF 85
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... 5.01%           5.08%            3.78%          1 OUT OF 77
5 YEARS ......... 5.38%           5.39%            4.54%          2 OUT OF 65
LIFE OF FUND* ... 6.02%           5.87%(3)         5.20%(4)       2 OUT OF 43(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 3/31/94, the date nearest the fund's inception for which data are available.

(4) Since 4/14/94, the date nearest the fund's inception for which data are available.

See pages 17-18 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The
Lehman 5-Year Municipal GO Index is provided for comparison in each graph.
Arizona Municipal Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

*  Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/95. Beginning on 1/1/96, management fees were phased in at a rate of 0.10% each month until 7/1/96.

** Fund data from 4/11/94, the fund's inception date. Index data from 3/31/94, the date nearest the fund's inception for which data are available. Not annualized.

                                                  www.americancentury.com      5

Arizona Municipal Bond--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Arizona
Municipal Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2001?

     Arizona Municipal Bond performed very well compared with its Lipper peers.
The fund returned 3.71%, compared with the 2.84% average return of the 91
"Other States Intermediate Municipal Debt Funds" tracked by Lipper
Inc. (See the previous page for other performance comparisons.)

     The fund's long-term performance proved impressive as well. Arizona
Municipal Bond's one-year return ranked the fund #3 among its Lipper group, while the fund ranked #1 based on its three-year return, and ranked  #2 based on its return over the last  five years.

HOW DID ARIZONA MUNICIPAL BOND'S  YIELD COMPARE?

     The fund continued to offer investors more tax-exempt income than the
Lipper average. As of the end of November, Arizona Municipal Bond's 30-day SEC
yield was 3.25%. That figure compared very favorably with the Lipper average
30-day SEC yield of 2.86%. All else being equal, a higher yield generally translates into better performance.

SPEAKING OF BETTER PERFORMANCE, WHAT HELPED THE FUND DO SO WELL?

     A number of factors came into play. First, we held a few bonds that were pre-refunded early in the period. Our duration management and credit decisions also enhanced returns. And  lower expenses than the Lipper average boosted performance, too.

WHAT ARE PRE-REFUNDED BONDS AND HOW DID THEY FACTOR IN?

     Most municipal bonds are issued with call dates, which give issuers the option to buy back a bond prior to its scheduled maturity. When interest rates fall, bonds issued with coupon yields above prevailing rates become known  as premium bonds. Premium bonds tend to trade to their call dates, rather than to their longer, maturity dates. That's because issuers usually try to save money by retiring such higher-yielding debt and issuing new securities with lower coupon yields, much in the same way that home owners refinance their mortgages.

     To retire these premium callable securities, issuers often sell new bonds and set aside the proceeds to pay off  the older, higher-yielding bonds at their call dates. Those set-aside funds are typically invested in government debt.
This process is called "pre-refunding," and it drives up the value of the old premium callable bond.

HOW DID YOUR DURATION STRATEGIES HELP?

     Duration management, or managing a fund's price sensitivity to changes in interest rates, continued to play an important role in Arizona Municipal Bond's success. We generally keep duration in a narrow band around that of the Lipper

[left margin]

"ARIZONA MUNICIPAL BOND PERFORMED VERY WELL COMPARED WITH ITS LIPPER
PEERS."

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                3.25%

30-DAY TAX-EQUIVALENT YIELDS*
   30.92% TAX BRACKET           4.70%
   33.78% TAX BRACKET           4.91%
   38.75% TAX BRACKET           5.30%
   42.17% TAX BRACKET           5.62%

* The tax brackets indicated are combined federal and state tax brackets.

PORTFOLIO AT A GLANCE
                        11/30/01      5/31/01
NUMBER OF SECURITIES      64            52
WEIGHTED AVERAGE
   MATURITY             8.0 YRS       8.1 YRS
AVERAGE DURATION        5.1 YRS       4.8 YRS
EXPENSE RATIO           0.51%*         0.51%

* Annualized.

Investment terms are defined in the Glossary on pages 18-19.

6      1-800-345-2021

Arizona Municipal Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

average. But within that band, we often lengthen duration when we expect bonds to rally, which helps us to capture more price gains. Similarly, we shorten duration when we think bond prices will fall, which helps us to insulate the portfolio from losses.

     For example, we kept duration a bit longer than that of the peer average during September and October, when bonds rallied and yields fell. We also shortened duration during November, when bond prices generally fell and yields rose. Collectively, such adjustments can add up to a big advantage over time.

YOU MENTIONED THAT YOUR CREDIT DECISIONS ENHANCED PERFORMANCE AS WELL. PLEASE
EXPLAIN.

     With the economy on tenuous ground, we continued to concentrate the portfolio in top-rated bonds, which generally outperformed lower-rated ones. At the end of November, about 95% of the portfolio was in municipals rated either
AAA or AA, helping us to capitalize on that trend.

     We also increased the fund's holdings of bonds backed by insurance, which would kick in if the bond's issuer defaulted. Such bonds offer an additional measure of protection that made sense given the turbulent times.

HOW DID THE CREDIT RESEARCH TEAM FACTOR INTO THOSE DECISIONS?

     One of the team's most important functions is to help us stay abreast of developing credit trends. Given the economic challenges faced by the state (see page 4), the team led us to emphasize higher-rated and insured bonds.

     In addition, the team works to uncover the full credit stories behind the securities that we consider for the portfolio, while pointing out bonds that we may have otherwise overlooked. The team also helps us to steer clear of securities that seem likely to suffer credit downgrades, which can subtract from fund performance.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND SHORT-TERM INTEREST
RATES?

     The Federal Reserve's (the Fed's) aggressive interest rate cuts in 2001 should help the economy slowly turn around at some point in 2002. But for the near term, news about the economy continues to be mixed. Until we begin to see consistent signs of improvement, we expect additional corporate profit warnings and probably layoffs as well.

     With those conditions in mind, the Fed reduced rates for an eleventh time in this cycle in early December, citing a continued risk of economic weakness.
Although the Fed may lower interest rates one more time in early 2002 if the economy exhibits persistent signs of weakness, the current rate-cutting cycle seems about over.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We expect to continue focusing on top-rated bonds for now, while working closely with our credit research team to monitor developing credit trends. We also plan to keep duration roughly in line with the Lipper group average for now, while maintaining the portfolio's concentration in short- and long-term bonds, which was in place throughout the period.

     In addition, we will probably focus on premium callable bonds going forward. Such securities should hold up well regardless of whether rates edge lower, or begin to gradually rise as we expect to see at some point in 2002.

[right margin]

TOP FIVE SECTORS (AS OF 11/30/01)
                                 % OF FUND INVESTMENTS
GO                                         45%
COPS/LEASES                                11%
HIGHER EDUCATION                            7%
PREREFUNDED/ETM                             7%
HOUSING REVENUE                             5%

TOP FIVE SECTORS (AS OF 5/31/01)
                                 % OF FUND INVESTMENTS
GO                                         46%
COPS/LEASES                                 9%
HIGHER EDUCATION                            8%
INDUSTRIAL DEVELOPMENT REVENUE              8%
HOUSING REVENUE                             7%

PORTFOLIO COMPOSITION BY
CREDIT RATING
                                 % OF FUND INVESTMENTS
                                   AS OF        AS OF
                                 11/30/01      5/31/01
AAA                                77%          70%
AA                                 17%          22%
A                                   2%           1%
BBB                                 4%           7%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
17 for more information.

                                                  www.americancentury.com      7

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 96.7%

ARIZONA -- 95.0%
               $1,000,000   Arizona COP, Series 1992 B,
                              5.90%, 9/1/02 (AMBAC)                  $ 1,029,120
                1,750,000  Arizona School Facilities Board
                              GO, (State School Improvement),
                              5.50%, 7/1/18(1)                         1,850,747
                1,000,000  Arizona Student Loan Acquisition
                              Auth. Rev., Series 1999 A-1,
                              5.65%, 5/1/14 (Guaranteed:
                              Student Loans)                           1,047,110
                1,500,000  Arizona Water Infrastructure
                              Finance Auth. Rev., Series
                              2001 A, (Water Quality),
                              5.375%, 10/1/17(2)                       1,565,100
                  900,000  Coconino & Yavapai Counties
                              Joint Unified School District
                              No. 9 GO, Series 1994 C,
                              (Sedona Project of 1992),
                              5.60%, 7/1/06 (FGIC)                       923,679
                1,000,000  Coconino County Unified School
                              District No. 1 GO, (Flagstaff),
                              5.25%, 7/1/03 (FSA)                      1,043,520
                  545,000  Gilbert County GO, Series
                              1994 C, 6.00%, 7/1/02
                              (MBIA)                                     557,775
                1,000,000  Glendale Industrial Development
                              Auth. Rev., Series 1998 A,
                              (Midwestern University),
                              5.375%, 5/15/28                            974,630
                  500,000  Glendale Industrial Development
                              Auth. Rev., Series 2001 A,
                              (Midwestern University), 5.75%,
                              5/15/21                                    509,625
                  500,000  Maricopa County GO, 6.25%,
                              7/1/03 (FGIC)                              529,250
                  500,000  Maricopa County Industrial
                              Development Auth. Hospital
                              Facility Rev., (Samaritan Health
                              Services), 7.15%, 12/1/04
                              (MBIA)(3)                                  541,395
                1,000,000  Maricopa County Unified School
                              District No. 1 GO, (Phoenix),
                              5.50%, 7/1/09 (MBIA)                     1,079,540
                1,000,000  Maricopa County Unified School
                              District No. 4 GO, Series
                              1993 E, (Mesa), 5.25%,
                              7/1/03 (FGIC)                            1,035,800
                1,040,000  Maricopa County Unified School
                              District No. 28 GO, (Kyrene)
                              4.30%, 7/1/07 (MBIA)(4)                    829,941
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, (Gilbert),
                              5.80%, 7/1/14 (FSA)                      1,118,220
                1,000,000  Maricopa County Unified School
                              District No. 41 GO, Series
                              1988 F, (Gilbert Project of
                              1998), 6.20%, 7/1/02,
                              Prerefunded at 100% of Par
                              (FGIC)(3)                                1,024,720

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $1,000,000  Maricopa County Unified School
                              District No. 48 GO, (Scottsdale),
                              6.60%, 7/1/12                          $ 1,189,680
                  185,000  Maricopa County Unified School
                              District No. 65 GO, Series
                              2001 A, (Littleton), 4.875%,
                              7/1/13 (FSA)                               191,627
                  100,000  Maricopa County Unified School
                              District No. 65 GO, Series
                              2001 A, (Littleton), 5.00%,
                              7/1/14 (FSA)                               104,223
                1,615,000  Maricopa County Unified School
                              District No. 79 GO, Series
                              2000 A, (Litchfield Elementary
                              Projects of 1998), 4.55%,
                              7/1/07 (FSA)                             1,687,384
                1,000,000  Maricopa County Unified School
                              District No. 93 GO, (Cave
                              Creek), 4.00%, 7/1/07 (FGIC)             1,011,710
                  600,000  Maricopa County Unified School
                              District No. 98 GO, (Fountain
                              Hills), 5.00%, 7/1/11 (FSA)                631,968
                1,000,000  Maricopa County Unified School
                              District No. 201 GO, Series
                              1992 E, (Phoenix), 7.10%,
                              7/1/04                                   1,102,910
                1,150,000  Mohave County Community
                              College District, (State Board of
                              Directors), 6.00%, 3/1/20
                              (MBIA)                                   1,248,325
                  100,000  Mohave County Unified School
                              District No. 1 Lake GO, (Lake
                              Havasu), 4.70%, 7/1/14 (FSA)               100,782
                1,255,000  Phoenix Civic Improvement Corp.
                              Airport Rev., Series 1998 B,
                              (Senior Lien), 5.00%, 7/1/03
                              (FSA)                                    1,298,323
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Junior Lien), 6.50%,
                              7/1/06                                   1,120,880
                  500,000  Phoenix Civic Improvement Corp.
                              Rev., (Junior Lien), 4.00%,
                              7/1/07 (FGIC)                              505,355
                1,030,000  Phoenix Civic Improvement Corp.
                              Rev., (Junior Lien), 5.00%,
                              7/1/09 (FGIC)                            1,088,164
                  445,000  Phoenix Civic Improvement Corp.
                              Rev., (Junior Lien), 5.25%,
                              7/1/19 (FGIC)                              465,612
                  730,000  Phoenix Civic Improvement Corp.
                              Rev., (Junior Lien), 5.25%,
                              7/1/20 (FGIC)                              762,266
                1,000,000  Phoenix Civic Improvement Corp.
                              Rev., (Senior Lien), 5.00%,
                              7/1/05                                   1,049,250
                1,000,000  Phoenix Civic Improvement Corp.
                              Wastewater System Rev.,
                              (JuniorLien), 6.25%, 7/1/10
                              (FGIC)                                   1,161,700
                1,300,000  Phoenix GO, Series 1995 A,
                              6.25%, 7/1/17                            1,515,306
                1,000,000  Phoenix GO, Series 1995 B,
                              5.25%, 7/1/15                            1,034,520

8      1-800-345-2021                          See Notes to Financial Statements

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  500,000  Phoenix GO, Series 1999 A,
                              4.75%, 7/1/12                          $   512,300
                1,675,000  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              11/6/03 (GNMA/FNMA/
                              FHLMC)                                   1,778,565
                1,200,000  Pima County Industrial
                              Development Auth. Rev., Series
                              1997 B, 5.35%, 9/22/02
                              (GNMA/FNMA/FHLMC)                        1,234,104
                1,125,000  Pima County Unified School
                              District No. 6 GO, (Marana),
                              5.50%, 7/1/15 (FGIC)                     1,202,276
                  350,000  Pima County Unified School
                              District No. 6 GO, Series
                              2001 B, (Marana), 3.25%,
                              7/1/04 (FSA)                               353,070
                1,000,000  Pima County Unified School
                              District No. 6 GO, Series
                              2001 B, (Marana), 3.60%,
                              7/1/06 (FSA)                             1,003,130
                  550,000  Pima County Unified School
                              District No. 6 GO, Series
                              2001 B, (Marana), 4.10%,
                              7/1/09 (FSA)                               549,098
                  500,000  Pima County Unified School
                              District No. 6 GO, Series
                              2001 B, (Marana), 4.20%,
                              7/1/10 (FSA)                               498,025
                  500,000  Pima County Unified School
                              District No. 6 GO, Series
                              2001 B, (Marana), 5.25%,
                              7/1/12 (FSA)                               536,735
                1,000,000  Pima County Unified School
                              District No. 10 GO,
                              (Amphitheater), 7.00%, 7/1/05
                              (MBIA)                                   1,124,310
                1,550,000  Pima County Unified School
                              District No. 10 GO, Series
                              1995 B, (Ampitheater), 5.05%,
                              7/1/07 (MBIA)                            1,629,748
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.50%, 7/1/09 (MBIA)                     1,087,480
                1,000,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.00%, 7/1/12 (FSA)                      1,050,740
                  845,000  Pima County Unified School
                              District No. 12 GO, (Sunnyside),
                              5.00%, 7/1/13 (FSA)                        884,732

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $  560,000  Pinal County COP GO, 3.40%,
                              12/1/03 (AMBAC)                        $   570,500
                  820,000  Pinal County COP GO, 4.75%,
                              6/1/13 (AMBAC)                             835,974
                  835,000  Pinal County COP GO, 4.75%,
                              12/1/13 (AMBAC)                            851,266
                  855,000  Pinal County COP GO, 4.75%,
                              6/1/14 (AMBAC)                             865,234
                  880,000  Pinal County COP GO, 4.75%,
                              12/1/14 (AMBAC)                            890,534
                  480,000  Scottsdale GO, 7.50%, 7/1/02                  495,451
                1,345,000  Scottsdale GO, 4.00%, 7/1/04                1,386,493
                1,600,000  Scottsdale GO, 6.25%, 7/1/09                1,830,671
                1,000,000  Sedona COP, 5.75%, 7/1/20                   1,034,500
                  525,000  Tucson COP, 5.70%, 7/1/02                     526,507
                  500,000  Yavapai County Unified School
                              District No. 28 GO, (Camp
                              Verde), 6.10%, 7/1/04 (FGIC)               540,185
                1,000,000  Yuma GO, 5.00%, 7/1/09
                              (AMBAC)                                  1,066,530
                                                                     -----------
                                                                      57,268,315
                                                                     -----------
U.S. VIRGIN ISLANDS -- 1.7%
                1,000,000  Virgin Islands Public Finance
                              Auth. Rev., Series 1999 A,
                              5.00%, 10/1/04                           1,044,656
                                                                     -----------
TOTAL MUNICIPAL SECURITIES                                            58,312,971
                                                                     -----------
   (Cost $56,595,655)

SHORT-TERM MUNICIPAL SECURITIES -- 3.3%
ARIZONA -- 3.3%
                  800,000  Pima County Industrial
                              Development Auth. Rev.,
                              (Tucson Electric), VRDN,
                              1.50%, 12/5/01 (LOC:
                              Toronto Dominion Bank)                     800,000
                1,200,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont),
                              VRDN, 1.55%, 12/3/01 (LOC:
                              National Westminster Bank
                              PLC)                                     1,200,000
                                                                     -----------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                  2,000,000
                                                                     -----------
   (Cost $2,000,000)

TOTAL INVESTMENT SECURITIES -- 100.0%                                $60,312,971
                                                                     ===========
   (Cost $58,595,655)

See Notes to Financial Statements                 www.americancentury.com      9

Arizona Municipal Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(2) When-issued security.

(3) Escrowed to maturity in U.S. government securities or state and local government securities.

(4) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

10      1-800-345-2021                         See Notes to Financial Statements

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (identified
  cost of $58,595,655) (Note 3) .............................        $60,312,971
Receivable for investments sold .............................            102,162
Receivable for capital shares sold ..........................             50,960
Interest receivable .........................................          1,107,882
                                                                     -----------
                                                                      61,573,975
                                                                     -----------

LIABILITIES
Disbursements in excess
  of demand deposit cash ....................................            620,325
Payable for investments purchased ...........................          1,557,180
Accrued management fees (Note 2) ............................             24,760
Dividends payable ...........................................             29,508
Payable for trustees' fees
  and expenses (Note 2) .....................................                159
                                                                     -----------
                                                                       2,231,932
                                                                     -----------

Net Assets ..................................................        $59,342,043
                                                                     ===========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .....................................          5,466,205
                                                                     ===========

Net Asset Value Per Share ...................................        $     10.86
                                                                     ===========

NET ASSETS CONSIST OF:
Capital paid-in .............................................        $57,254,172
Undistributed net realized gain
  on investment transactions ................................            370,555
Net unrealized appreciation
  on investments (Note 3) ...................................          1,717,316
                                                                     -----------
                                                                     $59,342,043
                                                                     ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      11

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ...................................................          $1,301,307
                                                                      ----------

Expenses (Note 2):
Management fees ............................................             142,257
Trustees' fees and expenses ................................               1,102
                                                                      ----------
                                                                         143,359
                                                                      ----------

Net investment income ......................................           1,157,948
                                                                      ----------

REALIZED AND UNREALIZED GAIN (NOTE 3)
Net realized gain on
  investment transactions ..................................             174,000
Change in net unrealized
  appreciation on investments ..............................             611,949
                                                                      ----------

Net realized and unrealized gain ...........................             785,949
                                                                      ----------

Net Increase in Net Assets
  Resulting from Operations ................................          $1,943,897
                                                                      ==========

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

Increase in Net Assets                           NOV. 30, 2001     MAY 31, 2001
----------------------                           -------------     ------------

OPERATIONS
Net investment income ......................     $  1,157,948      $  2,066,380
Net realized gain ..........................          174,000           686,633
Change in net unrealized appreciation ......          611,949         1,618,469
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        1,943,897         4,371,482
                                                 ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income .................       (1,158,185)       (2,066,380)
                                                 ------------      ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ..................       11,649,848        13,947,652
Proceeds from reinvestment
  of distributions .........................          930,684         1,665,193
Payments for shares redeemed ...............       (4,333,279)       (8,203,279)
                                                 ------------      ------------
Net increase in net assets from
  capital share transactions ...............        8,247,253         7,409,566
                                                 ------------      ------------

Net increase in net assets .................        9,032,965         9,714,668

NET ASSETS
Beginning of period ........................       50,309,078        40,594,410
                                                 ============      ============
End of period ..............................     $ 59,342,043      $ 50,309,078
                                                 ============      ============

Undistributed net
   investment income .......................             --        $        237
                                                 ============      ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .......................................        1,071,068         1,318,594
Issued in reinvestment
  of distributions .........................           85,375           157,845
Redeemed ...................................         (397,587)         (778,685)
                                                 ------------      ------------
Net increase ...............................          758,856           697,754
                                                 ============      ============

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      13

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Arizona Municipal Bond Fund (the fund) (formerly,
Arizona Intermediate-Term Municipal Fund) is one fund in a series issued by the trust. The fund is non-diversified under the 1940 Act. The objective of the fund is to seek as high a level of current income exempt from federal income tax and taxes imposed by the state of Arizona as is consistent with prudent investment management and conservation of shareholders' capital. The fund invests primarily in Arizona municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually. For the six months ended
November 30, 2001, 100% (unaudited) of the funds distributions from net investment income have been designated as exempt from federal income tax.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the
Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30,
2001, the effective annual management fee was 0.51%.

    RELATED PARTIES -- The fund has a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM)(see Note 4). JPM is an equity investor in American
Century Companies, Inc. (ACC).

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century
Investment Services, Inc., and the trust's transfer agent, American Century
Services Corporation.

3.  INVESTMENT TRANSACTIONS

    Purchases and sales of investment securities, excluding short-term investments, for the six months ended November 30, 2001, were $24,186,509 and
$16,106,421, respectively.

    On November 30, 2001, accumulated net unrealized appreciation was
$1,717,316, which consisted of unrealized appreciation of $1,819,653 and unrealized depreciation of $102,337. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

14      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

4.  BANK LOANS

    The fund, along with certain other funds managed by ACIM, has a $520,000,000 unsecured bank line of credit agreement with JPM. Effective December 19, 2001, the bank line of credit was renewed at $650,000,000. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended November 30, 2001.

                                                 www.americancentury.com      15

Arizona Municipal Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                          2001(1)      2001       2000       1999       1998       1997
                                          -------      ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ..................  $10.69      $10.12     $10.62     $10.67     $10.44     $10.31
                                         ---------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ................   0.23        0.48       0.48       0.46       0.46       0.45
  Net Realized and Unrealized
  Gain (Loss) ..........................   0.17        0.57      (0.47)      0.01       0.28       0.13
                                         ---------   --------   --------   --------   --------   --------
  Total From Investment Operations .....   0.40        1.05       0.01       0.47       0.74       0.58
                                         ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ...........  (0.23)      (0.48)     (0.48)     (0.46)     (0.46)     (0.45)
  From Net Realized Gains ..............    --          --         --       (0.06)     (0.05)       --
  In Excess of Net Realized Gains ......    --          --       (0.03)       --         --         --
                                         ---------   --------   --------   --------   --------   --------
  Total Distributions ..................  (0.23)      (0.48)     (0.51)     (0.52)     (0.51)     (0.45)
                                         ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period .........  $10.86      $10.69     $10.12     $10.62     $10.67     $10.44
                                         =========   ========   ========   ========   ========   ========
  Total Return(2) ......................   3.71%      10.57%      0.20%      4.51%      7.19%      5.77%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ................ 0.51%(3)      0.51%      0.51%      0.51%      0.54%      0.66%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) .............. 0.51%(3)      0.51%      0.51%      0.51%      0.60%      0.79%
Ratio of Net Investment Income
  to Average Net Assets ................ 4.12%(3)      4.57%      4.71%      4.30%      4.33%      4.35%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) .............. 4.12%(3)      4.57%      4.71%      4.30%      4.27%      4.22%
Portfolio Turnover Rate ................   29%          104%       117%        70%        39%        81%
Net Assets, End of Period
  (in thousands) .......................  $59,342     $50,309    $40,594    $45,410    $40,047    $30,555

(1) Six months ended November 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total Returns for periods less than one year are not annualized.

(3) Annualized.

                                               See Notes to Financial Statements
16      1-800-345-2021                See Glossary for a Definition of the Table

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA MUNICIPAL BOND seeks to provide interest income exempt from both
Arizona and federal income taxes. The fund invests in Arizona municipal securities. There are no restrictions on the fund's weighted average maturity.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds in that index are rated BBB or higher by Standard & Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES INTERMEDIATE MUNICIPAL DEBT FUNDS
category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or  state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment grade," meaning they're relatively safe from default.

[right margin]

INVESTMENT TEAM LEADERS

   Portfolio Managers
       KEN SALINGER
       DAVE MACEWEN

   Municipal Credit Research Director
       STEVEN PERMUT

   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

                                                 www.americancentury.com      17

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 16.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equal one percentage point (or 1%).

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES --the number of different securities issuances held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account.
(See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   COPS/LEASES -- securities issued to finance public property improvements
(such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

*   GO BONDS -- general obligation securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

*   REVENUE BONDS --securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

18      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      19

Notes
--------------------------------------------------------------------------------

20      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-SAN-28097S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Limited-Term Tax-Free
Tax-Free Bond
Long-Term Tax-Free
High-Yield Municipal

November 30, 2001                 [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In the six months ended November 30, 2001, we experienced historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. September 11 and the anthrax outbreak in October changed America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September and October also reawakened America's "can do" spirit. By November, sentiment had changed, helped by the lowest short-term interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize. That was good news for the U.S. economy, corporations, and consumers, but not so good for the
U.S. bond market, which sold off dramatically in November as optimism increased.

     Amid all this turmoil, nothing has changed here at American Century from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     But some changes are inevitable. To better meet the needs and demands of bond investors, eliminate some redundancies in our fund family, and concentrate the efforts of our investment teams, we combined and redefined some of our fixed-income portfolios. As a result, this will be the last shareholder report for Long-Term Tax-Free and the first report for Tax-Free Bond. In December, by shareholder approval, Long-Term  Tax-Free merged into Tax-Free Bond, which, until August, was called Intermediate-Term Tax-Free.

     Through all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     And as always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

LIMITED-TERM TAX-FREE

TAX-FREE BOND

LONG-TERM TAX-FREE

HIGH-YIELD MUNICIPAL

FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................   32
   Statement of Operations ................................................   33
   Statement of Changes
      in Net Assets .......................................................   34
   Notes to Financial
      Statements ..........................................................   36
   Financial Highlights ...................................................   38
OTHER INFORMATION
   Proxy Voting Results ...................................................   42
   Background Information
      Investment Philosophy
         and Policies .....................................................   43
      Credit Rating
         Guidelines .......................................................   43
      Investment Team

                                                  www.americancentury.com      1

Report Highlights
--------------------------------------------------------------------------------

MUNICIPAL MARKET PERSPECTIVE

*   A recession and falling interest rates fueled solid municipal note and bond returns during the six months ended November 30, 2001.

*   U.S. bonds generally outperformed U.S. stocks for the period, and most municipals finished significantly ahead of the overall U.S. stock market.

*   Municipal yields rebounded (and prices fell) in November as signs of economic stability appeared.

*   Municipal bonds with high credit ratings generally outperformed  lower-rated municipal bonds.

MUNICIPAL CREDIT REVIEW

*   Municipal credit quality held fairly steady during the period, despite the recession and the terrorist attacks on September 11.

*   Credit rating upgrades continued to exceed downgrades in 2001, but that's expected to change in 2002. Economic changes generally take a while to filter through to state and local municipal finances.

*   State credit quality and certain industries--such as hotels and airlines--
    were affected most in 2001 by the recession and September 11.

*   The credit outlook for most cities and counties--which issue the bulk of municipal debt--remained steady. Their revenues--including property taxes and usage fees--are more resistant to economic weakness.

LIMITED-TERM TAX-FREE

*   The fund continued to perform well, benefiting from falling interest rates and topping the average return of the short-intermediate municipal debt funds tracked by Lipper Inc. (see page 6).

*   We made the portfolio a little more conservative as the six months progressed. For example, we increased our holdings of bonds  that are easier to buy and sell, giving us more flexibility to respond to changing conditions.

*   We also made the portfolio less sensitive to interest rate changes, adjusting its maturity structure to have less emphasis on longer-term bonds.

*   Given the outlook for 2002 (rising short-term interest rates), we'll continue to position the portfolio conservatively.

TAX-FREE BOND

*   The fund performed very well compared with its peers, beating the average return of 123 "Intermediate Municipal Debt Funds" tracked by
    Lipper Inc. (see page 11).

*   Managing the portfolio's price sensitivity to interest rate changes continued to play an important role in Tax-Free Bond's success. And with the economy on shaky ground, we continued to concentrate the portfolio in top-rated bonds.

[left margin]

                     LIMITED-TERM TAX-FREE
                            (TWTSX)
    TOTAL RETURNS:                        AS OF 11/30/01
       6 Months .................................. 2.66%*
       1 Year .................................... 6.98%
    30-DAY SEC YIELD:                              2.89%
    INCEPTION DATE:                               3/1/93
    NET ASSETS:                            $45.6 million

                         TAX-FREE BOND
                            (TWTIX)
    TOTAL RETURNS:                        AS OF 11/30/01
       6 Months .................................. 3.63%*
       1 Year .................................... 8.25%
    30-DAY SEC YIELD:                              3.33%
    INCEPTION DATE:                               3/2/87
    NET ASSETS:                           $209.5 million

* Not annualized.

See Total Returns on pages 6 and 11.
Investment terms are defined in the Glossary on pages 45-46.

2      1-800-345-2021

Report Highlights
--------------------------------------------------------------------------------
                                                                    (Continued)

*   We reduced our California bond holdings, selling into stronger demand, and picked up some bonds from the Midwest at attractive prices and yields.

*   We expect to continue focusing on top-rated bonds for now and will keep working closely with our credit research team to monitor credit quality trends.

LONG-TERM TAX-FREE

*   The fund handily beat the average return of the 281 "General Municipal
    Debt Funds" tracked by Lipper Inc. The fund's longer-term results also compared favorably (see page 20).

*   Our "coupon barbell" strategy (see page 21) paid off again, especially when the bond market rallied from June through October.

*   Given the overall weakness of the economy, we continued to focus on high-quality bonds.

*   Long-Term Tax-Free merged into Tax-Free Bond effective December 3, 2001.

HIGH-YIELD MUNICIPAL

*   High-Yield Municipal significantly outpaced the average return of the 76
    "High Yield Municipal Debt Funds" tracked by Lipper Inc. (see page 27).

*   From the fund's March 31, 1998, inception date until November 30, 2001, it was the number one high-yield municipal debt fund out of 54 ranked by
    Lipper.

*   Most of our outperformance stemmed from good security selection. Avoiding the highest-yielding, riskiest sectors and choosing bonds from issuers with strong fundamentals  are practices that have consistently separated our performance from that of funds that take on more risk.

*   We plan to remain very selective in choosing investments for the fund, focusing on issuers we believe can perform satisfactorily under any economic conditions.

[right margin]

                      LONG-TERM TAX-FREE
                            (TWTLX)
    TOTAL RETURNS:                       AS OF 11/30/01
       6 Months ................................ 4.36%*
       1 Year ..................................  9.04%
    30-DAY SEC YIELD:                             3.79%
    INCEPTION DATE:                              3/2/87
    NET ASSETS:                          $112.5 million

                     HIGH-YIELD MUNICIPAL
                            (ABHYX)
    TOTAL RETURNS:                       AS OF 11/30/01
       6 Months ................................  4.12%*
       1 Year ..................................  8.64%
    30-DAY SEC YIELD:                             5.22%
    INCEPTION DATE:                             3/31/98
    NET ASSETS:                           $28.9 million

* Not annualized.

See Total Returns on pages 20 and 27.
Investment terms are defined in the Glossary on pages 45-46.

                                                  www.americancentury.com      3

Market Perspective from David MacEwen
--------------------------------------------------------------------------------
[photo of David MacEwen]
David MacEwen, chief investment officer of fixed income at American Century

AN UNFORGETTABLE CHAPTER

     The six months ended November 30, 2001, were part of an unforgettable chapter in U.S. history, and the economy and financial markets played significant roles. Following a brief springtime burst of optimism--fueled by the
Federal Reserve's (the Fed's) aggressive interest rate cuts and by continued
strength in consumer spending and the housing market--the economy and stock market lost steam during the summer, slipping finally into the first full-fledged recession in the U.S. in a decade.

     Conditions worsened considerably for stocks and the economy after the terrorist attacks in September. Yet equities and the economy regained some stability by the final month of the period, causing bond yields to soar.

PERFORMANCE OVERVIEW  FOR MUNICIPAL NOTES  AND BONDS

     Municipal note and bond yields (which move in the opposite direction of muni prices) reflected the sudden swings in investor temperament. The recession
(and the Fed's fight against it) set the general tone for the period, causing interest rates and yields to fall overall (see the accompanying yield curve graph).

     But yields didn't fall during the entire period. Municipal yields dropped during the summer as the recession worsened, rose briefly immediately following
September 11, then fell until early November, when sentiment shifted strongly.
As signs of economic stability began to reappear--particularly in declining inventories and falling jobless claims--investors started to shift assets from bonds to stocks.

     The resulting rise in yields in November (see the rebound in the municipal yield curve in the accompanying graph) turned what could have been an exceptional period for munis into merely a good one (see the accompanying municipal index returns). But muni returns still compared favorably with stocks--the S&P 500 was down 8.67% for the period.

CREDIT QUALITY STILL MATTERED

     Higher-quality "investment-grade" munis (those rated BBB or higher by independent rating agencies based on apparent financial strength)
continued to outperform lower-quality "high-yield" munis (rated BB and below because of apparent financial risk). This occurs frequently during economic downturns. High-yield munis aren't as sensitive to falling interest rates as higher-rated bonds--the interest income of high-yield bonds cushions the impact of changing rates. And worsening economic conditions put more pressure on high-yield issuers and prices than their investment-grade counterparts--high-yield munis have less financial margin for error.

[left margin]

"THE RECESSION SET THE GENERAL TONE FOR THE PERIOD, CAUSING INTEREST RATES
AND YIELDS TO  FALL OVERALL."

MUNICIPAL INDEX RETURNS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001

MERRILL LYNCH 0- TO 3-YEAR
     MUNICIPAL INDEX            2.59%

LEHMAN BROTHERS 5-YEAR
     MUNICIPAL GO INDEX         3.17%

LEHMAN BROTHERS LONG-TERM
     MUNICIPAL BOND INDEX       4.86%

Source: Russell/Mellon Analytical Services

MUNI YIELDS FELL FOR FIVE MONTHS,
THEN REBOUNDED IN NOVEMBER
SHOWS THE SIX MONTHS ENDED NOVEMBER 30, 2001

Source: Bloomberg Financial Markets

4      1-800-345-2021

Municipal Credit Review
--------------------------------------------------------------------------------

     Municipal credit quality (the financial health of municipal bond issuers)
held fairly steady during the six months ended November 30, 2001, despite the recession and the terrorist attacks on September 11. Credit rating upgrades continued to exceed downgrades in 2001 (see the chart below), but that's expected to change in 2002. Economic changes generally take a while to filter through to state and local municipal finances. State credit quality and certain industries have been affected most so far.

STATE OUTLOOKS DOWNGRADED

     A sharp decline in tax revenues--coupled with increased spending on health care, public assistance, and security--prompted recent downgrades of the credit outlooks (NOT THE CREDIT RATINGS) of about a dozen states. However, the rating agencies noted that most states are better positioned now to deal with weaker tax revenues than they were during the last recession 10 years ago. That's due to larger cash reserves, improved monitoring of revenues and spending, and the willingness of state governments to take appropriate actions to keep their budgets balanced.

     The recession and the terrorist attacks hit tourism-dependent states hard, including Alaska, Florida, Hawaii, and Nevada. Weakness in the manufacturing sector resulted in lower tax revenues and credit outlooks for Indiana, Michigan, and Ohio. The bursting of  the technology bubble hurt Washington and California.

     Meanwhile, New York, Massachusetts, and New Jersey--which had seen large tax revenue growth from rising capital gains and stock options in 1999 and
2000--saw weaker revenues as the stock market plummeted in 2001. North Carolina,
Tennessee, and Virginia faced a variety of challenges, including falling revenues, rising unemployment, and growing expenditures.

LOCAL ISSUERS HELD RELATIVELY STEADY

     The credit outlook for most cities  and counties--which issue the bulk of municipal debt--remained steady. Their revenues--including property taxes and usage fees--are more resistant to economic weakness. Credit quality among entities that provide essential services--such as water, sewer, and transportation--also stayed generally strong.

     The precipitous decline in air traffic after the terrorist attacks resulted in downgrades of all airports and some municipal bonds backed by airlines.
Hotels were hurt too. On the other hand, health care municipal credit ratings finally stabilized after a sustained period of downgrades.

[right margin]

"CREDIT RATING UPGRADES CONTINUED TO EXCEED DOWNGRADES IN 2001, BUT THAT'S
EXPECTED TO CHANGE IN 2002. ECONOMIC CHANGES GENERALLY TAKE A WHILE TO FILTER
THROUGH TO  STATE AND LOCAL MUNICIPAL FINANCES."

S&P NATIONAL MUNICIPAL UPGRADES VS. DOWNGRADES
(1988 THROUGH SEPTEMBER, 2001)

Source: Standard & Poor's

                                                  www.americancentury.com      5

Limited-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                             MERRILL LYNCH           SHORT/INTERMEDIATE
              LIMITED-TERM    0- TO 3-YEAR          MUNICIPAL DEBT FUNDS(2)
                TAX-FREE     MUNICIPAL INDEX   AVERAGE RETURN    FUND'S RANKING
================================================================================
6 MONTHS(1) .... 2.66%           2.59%             2.56%              --
1 YEAR ......... 6.98%           6.82%             6.68%         12 OUT OF 36
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........ 4.61%           4.82%             3.92%          2 OUT OF 35
5 YEARS ........ 4.85%           4.80%             4.25%          2 OUT OF 29
LIFE OF FUND* .. 4.62%           4.51%(3)          4.38%(4)       2 OUT OF 11(4)

The fund's inception date was 3/1/93.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Index data since 2/28/93, the date nearest the fund's inception for which data are available.

(4) Since 3/4/93, the date nearest the fund's inception for which data are available.

See pages 44-45 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each graph. Limited-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

*  Fund returns and rankings would have been lower if management fees had not been waived from 11/30/93 to 2/29/96. Beginning on 3/1/96, management fees were phased in at a rate of 0.10% each month until 8/1/96.

** Fund data from 3/1/93, the fund's inception date. Index data from 2/28/93, the date nearest the fund's inception for which data are available. Not annualized.

6      1-800-345-2021

Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Robert Miller]

     An interview with Robert Miller, a portfolio manager on the Limited-Term
Tax-Free fund investment team. Mr. Miller took over day-to-day investment responsibility for the fund in November 2001 when Bryan Karcher, lead manager since July 1999, left American Century to pursue other opportunities.

HOW DID LIMITED-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30,
2001?

     The fund continued to perform well, benefiting from falling interest rates.
Limited-Term Tax-Free returned 2.66%, topping the 2.56% average return of the 37 short-intermediate municipal debt funds tracked by Lipper Inc. The fund's longer-term returns also consistently outperformed the average of its Lipper group. (See the previous page for other fund performance comparisons.)

WHAT ABOUT THE FUND'S YIELD?

     As short-term interest rates declined, so did Limited-Term Tax-Free's yield, falling from 3.5% to 2.9%. The good news is that this is still an attractive yield compared with the fund's peers and other short-term rates when you factor in the tax benefits of municipal bonds (see the 30-day tax-equivalent yields table at right).

LET'S TALK ABOUT HOW THE PORTFOLIO WAS MANAGED OVER THE PAST SIX MONTHS.  WHAT
CHANGES DID YOU MAKE?

     Given the rally in the municipal market during the last year and a half, the changes we made were designed  to make the portfolio a little more conservative. For example, we increased  our holdings of bonds that are more liquid--that is, easier to buy and sell. Because these securities trade frequently, they give us more flexibility in managing the fund.

CAN YOU GIVE SOME EXAMPLES OF  MORE-LIQUID BONDS?

     State general obligation bonds and essential service revenue bonds that support water, sewer, and utility facilities fall under that heading. These are bonds that have stable revenue sources and are always in demand in the municipal market.

WHAT ABOUT THE FUND'S DURATION (INTEREST RATE SENSITIVITY)?

     For most of the six-month period, Limited-Term Tax-Free had a longer duration than its peers. A longer duration means more share-price movement as interest rates change, so the fund benefited from greater price gains as interest rates fell.

     However, we grew more cautious in recent months and brought the portfolio's duration back to a neutral position compared with the fund's Lipper peer group.
As part of this duration adjustment, we began to scale back our barbell position a bit.

[right margin]

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                 2.89%

30-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET             3.99%
   30.5% TAX BRACKET             4.16%
   35.5% TAX BRACKET             4.48%
   39.1% TAX BRACKET             4.75%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                        11/30/01       5/31/01
NUMBER OF SECURITIES       42            37
WEIGHTED AVERAGE
   MATURITY              4.3 YRS       4.4 YRS
AVERAGE DURATION         3.3 YRS       3.6 YRS
EXPENSE RATIO            0.51%*         0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                         % OF FUND INVESTMENTS
                          AS OF         AS OF
                        11/30/01       5/31/01
AAA                        72%           69%
AA                         14%           15%
A                           7%           11%
BBB                         7%            5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
43 for more information.

Investment terms are defined in the Glossary on pages 45-46.

                                                  www.americancentury.com      7

Limited-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT'S A BARBELL POSITION?

     If you picture a barbell, it's heavy at the ends and light in the middle.
For Limited-Term Tax-Free, this means a heavier concentration in very short-term bonds (maturing in two years or less) and longer-term bonds, such as those maturing in 8-10 years.

     This positioning usually performs best when the municipal yield curve flattens--in other words, when short- and long-term yields move closer together.
We expected this to happen some time in the second half of 2001 as the economy regained its footing. However, the unfortunate events of September 11 delayed the possibility of economic recovery, and the yield curve steepened instead (see the graph on page 4).

SPEAKING OF SEPTEMBER 11, DID IT  HAVE ANY IMPACT ON THE MUNICIPAL BOND MARKET

     Certain types of bonds took a price hit in the wake of the tragedy. Bonds that financed airports, for example,  and any bonds related to the city of New
York.

     On September 11, Limited-Term  Tax-Free owned some airport bonds, as well as some New York City bonds. We held on to these bonds despite their price declines because we were confident in their credit quality. In addition, nearly all of the bonds in question were insured. The prices of these bonds have since rebounded to approximately  pre-attack levels.

     It's worth noting that high credit quality is also a key ingredient in the fund's more conservative positioning. More than 85% of the fund's holdings are rated AAA or AA.

LOOKING AHEAD, WHAT DO YOU SEE IN STORE FOR SHORT-TERM MUNICIPAL BONDS?

     In the near term, the outlook is positive. In early December, the Federal
Reserve (the Fed) lowered short-term interest rates an unprecedented eleventh time in a calendar year, and there is the possibility of one more cut in
January. This should be favorable for short-term bonds over the next month or two.

     Looking further out into 2002, however, several factors could combine to put upward pressure on short-term municipal yields. First, we're seeing preliminary signs that the U.S. economy may be bottoming, so we could see a rebound some time in 2002. An improving economy will almost certainly end the
Fed's rate cuts.

     In addition, new issuance in the municipal market is expected to reach record levels in the coming year. Increased supply generally drives yields higher. Finally, the municipal yield curve is as steep as it's been in almost a decade. The curve will eventually flatten at some point, and we're more likely to see higher short-term yields than lower long-term yields.

WHAT ARE YOUR PLANS FOR LIMITED-TERM TAX-FREE'S PORTFOLIO?

     We plan to position the fund more conservatively going forward. This includes shortening the fund's duration further until we're in line or a bit short relative to our peers, as well as reining in our barbell position slightly.

     We also intend to maintain the portfolio's focus on bonds with a high degree of liquidity, which will help us to quickly take advantage of inefficiencies in the market whenever they arise.

[left margin]

"WE PLAN TO POSITION THE FUND MORE CONSERVATIVELY GOING FORWARD."

TOP FIVE STATES (AS OF 11/30/01)
                                % OF FUND INVESTMENTS
PENNSYLVANIA                             9.8%
OKLAHOMA                                 9.1%
INDIANA                                  8.8%
COLORADO                                 8.0%
WASHINGTON                               6.8%

TOP FIVE STATES (AS OF 5/31/01)
                                % OF FUND INVESTMENTS
INDIANA                                 11.0%
OKLAHOMA                                10.9%
ILLINOIS                                10.5%
WASHINGTON                               8.1%
TEXAS                                    6.9%

8      1-800-345-2021

Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 86.5%

ALASKA -- 2.3%
                   $1,000  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/05 (FSA)                        $ 1,074
                                                                         -------
ARIZONA -- 2.3%
                    1,000  Glendale Water & Sewer Rev.,
                              5.00%, 7/1/06 (FGIC)                         1,063
                                                                         -------
COLORADO -- 8.0%
                      500  Denver Health & Hospital
                              Auth. Rev., Series 1998 A,
                              4.75%, 12/1/01                                 500
                      250  Denver Health & Hospital
                              Auth. Rev., Series 2001 A,
                              5.25%, 12/1/08                                 257
                      375  Denver Health & Hospital
                              Auth. Rev., Series 2001 A,
                              5.25%, 12/1/09                                 385
                      225  Denver Health & Hospital
                              Auth. Rev., Series 2001 A,
                              5.25%, 12/1/10                                 230
                      185  Denver Health & Hospital
                              Auth. Rev., Series 2001 A,
                              5.25%, 12/1/11                                 188
                    2,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 A, (Refunding
                              & Improvement), 5.45%,
                              12/1/04(LOC: Banque
                              Nationale de Paris S.A.)                     2,094
                                                                         -------
                                                                           3,654
                                                                         -------
DISTRICT OF COLUMBIA -- 3.5%
                    1,385  District of Columbia GO, Series
                              1999 B, 5.50%, 6/1/09 (FSA)                  1,499
                      105  District of Columbia GO, Series
                              1999 B, 5.50%, 6/1/09,
                              Prerefunded at 100% of Par
                              (FSA)(1)                                       115
                                                                         -------
                                                                           1,614
                                                                         -------
HAWAII -- 2.4%
                    1,000  Hawaii Airport System Rev.,
                              Series 1994-3, 5.70%, 7/1/07
                              (AMBAC)                                      1,085
                                                                         -------
ILLINOIS -- 6.7%
                    1,365  Chicago Multifamily Housing Rev.,
                              Series 2001 B, (Stone Terrace
                              Apartments), 4.10%, 3/20/03
                              (LOC: Northern Trust Company)                1,385
                      595  Illinois Development Finance Auth.
                              Gas Supply Rev., Series 2001 B,
                              (Midwestern University), 5.00%,
                              5/15/08                                        598

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $1,000  University of Illinois COP, (Utility
                              Infrastructure), 5.75%, 8/15/08
                              (MBIA)                                     $ 1,096
                                                                         -------
                                                                           3,079
                                                                         -------
INDIANA -- 8.8%
                    1,000  Indiana Educational Facilities Auth.
                              Rev., (Butler University), 5.50%,
                              2/1/08 (MBIA)                                1,076
                    1,390  Perry Township Multi-School
                              Building Corp. Rev., (First
                              Mortgage), 5.25%, 7/15/13
                              (FSA)                                        1,456
                    1,525  Southwest Allen Multi-School
                              Building Corp. Rev., (First
                              Mortgage), 4.00%, 1/15/09
                              (FSA)                                        1,503
                                                                         -------
                                                                           4,035
                                                                         -------
LOUISIANA -- 2.2%
                    1,000  Louisiana Local Government
                              Environment Facilities
                              Community Development Auth.
                              Rev., (Public Construction),
                              5.25%, 2/15/02                               1,007
                                                                         -------
MASSACHUSETTS -- 3.5%
                    1,640  Lynn GO, 4.00%, 8/15/10
                               (FGIC)                                      1,624
                                                                         -------
MICHIGAN -- 3.6%
                      600  Detroit GO, Series 1995 A,
                              6.10%, 4/1/03                                  627
                    1,000  Michigan Hospital Finance Auth.
                              Rev., Series 1999 A, (Ascension
                              Health Credit), 5.25%,
                              11/15/05 (MBIA)                              1,049
                                                                         -------
                                                                           1,676
                                                                         -------
MISSOURI -- 5.6%
                    1,500  Kansas City Passenger Facilities
                              Rev., 5.00%, 4/1/09 (AMBAC)                  1,549
                    1,000  St. Louis Airport Rev., 6.00%,
                              1/1/04                                       1,036
                                                                         -------
                                                                           2,585
                                                                         -------
NEW YORK -- 4.6%
                    1,000  New York Dormitory Auth. Rev.,
                              Series 2001 A, 5.00%,
                              7/1/09 (FSA)                                 1,062
                    1,000  New York GO, Series 1996 F,
                              5.75%, 2/1/04                                1,056
                                                                         -------
                                                                           2,118
                                                                         -------
NORTH CAROLINA -- 1.1%
                      500  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                           516
                                                                         -------

See Notes to Financial Statements                 www.americancentury.com      9

Limited-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
OKLAHOMA -- 9.1%
                   $1,800  Moore GO, 6.00%, 4/1/04
                              (MBIA)                                     $ 1,870
                    1,200  Oklahoma City Airport Trust Rev.,
                              Series 2000 B, (Junior Lien),
                              5.50%, 7/1/09 (FSA)                          1,271
                    1,000  Tulsa Public Facilities Auth.
                              Solidwaste Steam &
                              Electric Rev., Series 1994 A,
                              (Ogden Martin System), 5.25%,
                              11/1/02 (AMBAC)                              1,027
                                                                         -------
                                                                           4,168
                                                                         -------
SOUTH CAROLINA -- 1.9%
                      855  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.00%, 1/1/02
                              (FGIC)                                         858
                                                                         -------
TEXAS -- 5.8%
                    1,000  Corpus Christi Utility System Rev.,
                              5.50%, 7/15/07 (FSA)                         1,085
                      500  Houston Water & Sewer
                              System Rev., Series 1992 C,
                              (Junior Lien), 5.90%, 12/1/05
                              (MBIA)                                         549
                    1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)                1,048
                                                                         -------
                                                                           2,682
                                                                         -------
UTAH -- 1.6%
                      700  Eagle Mountain Gas &
                              Electric Rev., 5.60%,
                              11/15/13 (ACA)                                 723
                                                                         -------
VIRGINIA -- 2.2%
                    1,000  Montgomery County Industrial
                              Development Auth. Lease Rev.,
                              Series 2000 A, 4.65%,
                              7/15/02 (AMBAC)                              1,001
                                                                         -------
WASHINGTON -- 6.8%
                    1,000  Clark County Public Utility District
                              No. 1 Electric Rev., 6.20%,
                              1/1/03 (FGIC)                                1,013
                    2,000  Port Seattle GO, 5.50%, 5/1/06                  2,112
                                                                         -------
                                                                           3,125
                                                                         -------
WISCONSIN -- 4.5%
                    1,000  Kaukauna Area School District
                              GO, 4.50%, 3/1/11 (FSA)                      1,009
                    1,000  Milwaukee County Airport Rev.,
                              Series 2000 A, 5.50%,
                              12/1/04 (FGIC)                               1,060
                                                                         -------
                                                                           2,069
                                                                         -------
TOTAL MUNICIPAL SECURITIES                                                39,756
                                                                         -------
   (Cost $38,780)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 13.5%

ARIZONA -- 1.5%
                   $  700  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont),
                              VRDN, 1.55%, 12/3/01
                              (LOC: National Westminster
                              Bank PLC)                                  $   700
                                                                         -------
CALIFORNIA -- 2.2%
                    1,000  California Statewide Communities
                              Development Auth. Special Tax
                              Rev., Series 2001 A, (Kaiser
                              Permanente), VRDN, 2.30%,
                              1/3/02(2)                                    1,000
                                                                         -------
PENNSYLVANIA -- 9.8%
                    4,500  Allegheny County Industrial
                              Development Auth. Pollution
                              Control Rev., Series 2001 A,
                              (Longwood), VRDN, 1.55%,
                              12/3/01(3)                                   4,500
                                                                         -------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                      6,200
                                                                         -------
   (Cost $6,200)

TOTAL INVESTMENT SECURITIES -- 100.0%                                    $45,956
                                                                         =======
   (Cost $44,980)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

10      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

             TAX-FREE      LEHMAN 5-YEAR    INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
               BOND     MUNICIPAL GO INDEX    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) .. 3.63%          3.17%              3.07%               --
1 YEAR ....... 8.25%          8.24%              7.56%          17 OUT OF 111
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ...... 5.03%          5.08%              4.12%          10 OUT OF 102
5 YEARS ...... 5.50%          5.39%              4.92%          12 OUT OF 91
10 YEARS ..... 5.95%          5.98%              5.87%          10 OUT OF 24

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-45 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman 5-Year Municipal GO Index is provided for comparison in each graph. Tax-Free Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)

                                                 www.americancentury.com      11

Tax-Free Bond--Q&A
--------------------------------------------------------------------------------
[photo of Ken Salinger]

     An interview with Ken Salinger, a portfolio manager on the Tax-Free Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30, 2001?

     Tax-Free Bond performed well compared with its Lipper peers. The fund returned 3.63%, compared with the 3.07% average return of the 123
"Intermediate Municipal Debt Funds" tracked by Lipper Inc. (See the previous page for other performance comparisons.)

     Long-term performance proved equally impressive. For the one-, three-, and five-year periods ended November 30, 2001, Tax-Free Bond ranked in the top 20%
of its Lipper group.

WHAT HELPED THE FUND DO SO WELL?

     Our duration management (managing a portfolio's price sensitivity to interest rate changes) and credit decisions probably enhanced returns the most.
We also continued to take advantage of state-specific opportunities. And lower-than-average expenses helped, too.

     As of November 30, average annual expenses were only 51 basis points
(0.51%). That compared very favorably with the Lipper group's average expenses of 90 basis points. All else being equal, lower expenses translate into better returns for shareholders.

HOW DID YOUR DURATION STRATEGIES FACTOR IN?

     We generally keep duration in a narrow band around that of the average intermediate municipal bond fund. But within that band, we often lengthen duration when we expect bonds to rally (helping us capture more price gains) or shorten duration when we think bond prices will fall (helping us to insulate the portfolio from losses).

     We kept duration a bit longer than the peer group average during September and October, when bonds rallied and yields fell. We shortened duration during
November, when bond prices generally fell and yields rose.

WHAT ABOUT YOUR CREDIT DECISIONS?

     With the economy on shaky ground, we continued to concentrate the portfolio in top-rated bonds, which generally outperformed lower-rated ones. As of the end of November, about 90% of the portfolio was in municipals rated either AAA or
AA, helping us to capitalize on that trend.

     We also maintained a fairly high percentage of bonds backed by insurance, which would kick in if the bond's issuer defaulted. Such bonds offer an additional measure of protection that made sense given the turbulent times.

WHAT WERE YOUR STATE-SPECIFIC STRATEGIES?

     When a state issues a lot of debt, the additional supply tends to lower prices and increase yields on the state's previously issued municipal securities.  The opposite is also true--a lack of supply tends to drive prices higher and yields lower. We try to make the most  of such opportunities.

[left margin]

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                3.33%

30-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET            4.59%
   30.5% TAX BRACKET            4.79%
   35.5% TAX BRACKET            5.16%
   39.1% TAX BRACKET            5.47%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                        11/30/01      5/31/01
NUMBER OF SECURITIES      147           131
WEIGHTED AVERAGE
   MATURITY             9.1 YRS       8.5 YRS
AVERAGE DURATION        5.1 YRS       5.6 YRS
EXPENSE RATIO           0.51%*         0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/01      5/31/01
AAA                        77%          79%
AA                         13%          13%
A                           7%           5%
BBB                         3%           3%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
43 for more information.

Investment terms are defined in the Glossary on pages 45-46.

12      1-800-345-2021

Tax-Free Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     For example, we felt that bonds from Pennsylvania, Michigan, and Ohio offered attractive values because of increased supply. So we added to those state holdings, expecting bond appreciation when supply drops to more normal levels.

     And, after a protracted period of underperformance, California municipal bonds once again began trading at yields noticeably lower than those available on comparable municipal bonds from other states. So we cut our California exposure roughly in half, locking in gains. Those adjustments show up in the Top
Five States table at right.

WHAT STRATEGIES DIDN'T WORK AS WELL AS YOU'D HOPED?

     The portfolio's bond maturity structure comes to mind. We emphasized short-
and long-term bonds throughout the six months, while underweighting intermediates. That structure is known as a barbell. A barbell tends to perform best when the yield curve (shown on page 4) flattens. But the opposite happened during the six months--the curve steepened.

     Fortunately, the short end of our barbell, which emphasized municipal bonds inside of five years, performed very well in that environment.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND SHORT-TERM INTEREST
RATES?

     The Federal Reserve's (the Fed's) aggressive interest rate cuts in 2001 should help the economy improve at some point in 2002. But for the near term, news about the economy continues to be mixed. Until we begin to see consistent signs of improvement, we expect additional corporate profit warnings and probably layoffs as well.

     With those conditions in mind, the Fed reduced rates for the eleventh time in this cycle in early December, citing a continued risk of economic weakness.
Although the Fed may lower interest rates one more time in early 2002 if the economy exhibits persistent signs of weakness, the current rate-cutting cycle seems about over.

GIVEN THOSE PERSPECTIVES, WHAT ARE YOUR NEAR-TERM PLANS FOR THE PORTFOLIO?

     We expect to continue focusing on top-rated bonds for now and will keep working closely with our credit research team to monitor credit trends. We also plan to keep duration roughly in line with that of the Lipper group average, while looking for opportunities to shorten or lengthen the portfolio in an attempt to add value at the margins.

     We think the portfolio's barbell structure makes sense going forward, too.
That's especially true if short-term bond yields begin to rise in anticipation of an economic rebound.

     In addition, we will probably focus on bonds with coupon yields above prevailing rates going forward. Such securities are known as premium bonds, and should hold up well whether rates edge lower, or begin to rise, as we expect in
2002.

[right margin]

"WE CUT OUR CALIFORNIA EXPOSURE ROUGHLY IN HALF, LOCKING IN GAINS."

TOP FIVE STATES (AS OF 11/30/01)
                                % OF FUND INVESTMENTS
TEXAS                                    8.2%
ARIZONA                                  7.7%
INDIANA                                  6.9%
CALIFORNIA                               6.2%
WASHINGTON                               5.3%

TOP FIVE STATES (AS OF 5/31/01)
                                % OF FUND INVESTMENTS
CALIFORNIA                              11.3%
ARIZONA                                 10.6%
INDIANA                                  8.0%
TEXAS                                    7.3%
WASHINGTON                               5.7%

                                                 www.americancentury.com      13

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 95.6%

ALABAMA -- 1.6%
                   $1,000  Alabama Board of Education Rev.,
                              (Shelton State Community
                              College), 6.00%, 10/1/09
                              (MBIA)                                    $  1,105
                    1,000  East Central Industrial
                              Development Auth. Rev., 5.25%,
                              9/1/13 (AMBAC)                               1,038
                    1,165  Lauderdale County and Florence
                              Healthcare Auth. Rev. GO,
                              Series 1999 A, (Coffee Health
                              Group), 4.50%, 7/1/02 (MBIA)                 1,181
                                                                        --------
                                                                           3,324
                                                                        --------
ALASKA -- 1.4%
                    1,670  Alaska Energy Auth. Power Rev.,
                              Series 2000-4, (Bradley Lake),
                              5.50%, 7/1/04 (FSA)                          1,776
                    1,055  Alaska Industrial Development
                              & Export Auth. Power Rev.,
                              Series 1998-1, (Snettisham),
                              5.25%, 1/1/04 (AMBAC)                        1,097
                       75  Alaska Industrial Development
                              & Export Auth. Power Rev.,
                              Series 1998-1, (Snettisham),
                              5.25%, 1/1/04 (AMBAC)(1)                        78
                                                                        --------
                                                                           2,951
                                                                        --------
ARIZONA -- 7.7%
                    2,925  Chandler Water & Sewer Rev.,
                              4.50%, 7/1/06 (FSA)                          3,048
                    1,640  Glendale Water & Sewer Rev.,
                              4.80%, 7/1/03 (FGIC)                         1,700
                    2,000  Maricopa County Community
                              College District GO, Series
                              1997 B, 5.00%, 7/1/12                        2,062
                    4,700  Maricopa County Community
                              College District GO, Series
                              2001 D, (Project of 1994),
                              4.00%, 7/1/02(2)                             4,757
                    1,155  Maricopa County Unified School
                              District No. 41 GO, (Gilbert),
                              5.75%, 7/1/11 (FSA)                          1,285
                    1,600  Phoenix Industrial Development
                              Auth. Single Family Mortgage
                              Rev., Series 1998 A, 6.60%,
                              11/6/03 (GNMA/FNMA/
                              FHLMC)                                       1,699
                    2,000  Pima County Unified School
                              District No. 1 GO, Series
                              1993 E, (Tucson), 5.25%,
                              7/1/08 (FGIC)                                2,104
                                                                        --------
                                                                          16,655
                                                                        --------
ARKANSAS -- 2.8%
                    2,000  Fort Smith Sales and Use Tax GO,
                              Series 2001 A, 4.375%,
                              12/1/11                                      1,996

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $1,250  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/03                                   $  1,272
                    1,300  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/04                                      1,319
                    1,355  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 A, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/05                                      1,364
                                                                        --------
                                                                           5,951
                                                                        --------
CALIFORNIA -- 3.3%
                    1,100  California Public Works Board
                              Lease Rev. COP, Series
                              1994 A, (Various University of
                              California Projects), 6.15%,
                              11/1/04, Prerefunded at
                              102% of Par(1)                               1,186
                      435  Coachella Valley Recreation &
                              Park GO, (District No. 1),
                              4.55%, 9/2/15 (MBIA)                           436
                      760  Murrieta Valley Unified School
                              District GO, Series 2001 B,
                              5.17%, 9/1/19 (FGIC)(3)                        299
                      760  Murrieta Valley Unified School
                              District GO, Series 2001 B,
                              5.22%, 9/1/20 (FGIC)(3)                        281
                    1,175  Rocklin Unified School District
                              Community Facilities COP,
                              5.47%, 9/1/21 (MBIA)(3)                        409
                    1,210  Rocklin Unified School District
                              Community Facilities COP,
                              5.50%, 9/1/22 (MBIA)(3)                        398
                    1,200  Rocklin Unified School District
                              Community Facilities COP,
                              (Capital Appreciation #1),
                              6.09%, 9/1/23 (AMBAC)(3)                       375
                      825  Rocklin Unified School District
                              Community Facilities COP,
                              (Capital Appreciation #1),
                              6.10%, 9/1/24 (AMBAC)(3)                       243
                    2,145  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 5.50%, 7/1/15
                              (MBIA)                                       2,315
                    1,000  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 6.00%, 7/1/20
                              (MBIA)                                       1,108
                                                                        --------
                                                                           7,050
                                                                        --------
COLORADO -- 5.2%
                      500  Colorado Water Resources &
                              Power Development Auth.
                              Clean Water Rev., Series
                              2000 A, 6.25%, 9/1/16                          565

14      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $1,615  Denver City & County Excise
                              Rev., Series 2001 A,
                              (Convention Center), 4.25%,
                              9/1/03 (FSA)                              $  1,665
                    4,000  Superior Metropolitan District
                              No. 1 Water & Sewer Rev.,
                              Series 2000 B, 5.45%,
                              12/1/20 (LOC: Allied Irish
                              Bank PLC)                                    4,189
                    3,000  University of Colorado COP Rev.,
                              6.00%, 12/1/22 (MBIA-IBC)                    3,283
                    1,555  University of Northern Colorado
                              Rev., (Auxiliary Facilities System),
                              5.50%, 6/1/17 (AMBAC)                        1,635
                                                                        --------
                                                                          11,337
                                                                        --------
DISTRICT OF COLUMBIA -- 1.7%
                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)(1)                            1,023
                    1,155  District of Columbia Rev.,
                              (Gonzaga College High School),
                              5.20%, 7/1/12 (FSA)                          1,211
                    1,275  Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03
                              (MBIA)                                       1,335
                                                                        --------
                                                                           3,569
                                                                        --------
FLORIDA -- 0.5%
                    1,000  Florida Turnpike Auth. Rev., Series
                              1993 A, (Department of
                              Transportation), 5.00%, 7/1/16
                              (FGIC)                                       1,011
                                                                        --------
GEORGIA -- 1.3%
                    2,500  Atlanta Water & Wastewater
                              Rev., Series 1999 A, 5.50%,
                              11/1/22 (FGIC)                               2,690
                                                                        --------
GUAM -- 1.4%
                    2,740  Guam Government Limited
                              Obligation Rev. GO, Series
                              2001 A, 5.00%, 12/1/09
                              (FSA)                                        2,914
                                                                        --------
HAWAII -- 1.3%
                    2,000  Hawaii Airport System Rev.,
                              Series 2000 B, 6.625%,
                              7/1/17 (FGIC)                                2,229
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/10 (FGIC)                           587
                                                                        --------
                                                                           2,816
                                                                        --------
ILLINOIS -- 1.0%
                    1,485  Cook County High School District
                              No. 202 GO, (Capital
                              Appreciation), 4.53%, 12/1/08
                              (FSA)(3)                                     1,100
                      655  Illinois Development Finance
                              Auth. Gas Supply Rev., Series
                              2001 B, (Midwestern
                              University), 5.125%, 5/15/10                   657

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  400  Illinois Development Finance
                              Auth. Gas Supply Rev., Series
                              2001 B, (Midwestern
                              University), 5.75%, 5/15/16               $    405
                                                                        --------
                                                                           2,162
                                                                        --------
INDIANA -- 6.9%
                    1,000  Franklin Township School
                              Building Corporation Marion
                              County GO, 4.50%, 1/5/03
                              (FGIC)                                       1,026
                    1,900  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Holy Cross
                              Health System Corp.), 5.375%,
                              12/2/12 (MBIA)                               1,993
                    2,250  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                      2,385
                    1,405  Michigan City School Building
                              Corp. Rev., 5.00%, 1/5/07
                              (FSA)                                        1,477
                    1,500  Mount Vernon of Hancock County
                              Multi-School Building Corp. GO,
                              Series 2001 B, (First Mortgage),
                              5.75%, 7/15/15 (AMBAC)                       1,623
                    1,790  Mount Vernon of Hancock County
                              Multi-School Building Corp. GO,
                              Series 2001 B, (First Mortgage),
                              5.50%, 7/15/18 (AMBAC)                       1,854
                    1,200  Porter County Jail Building Corp.
                              GO, 5.25%, 7/10/11 (FSA)                     1,278
                    1,640  Porter County Jail Building Corp.
                              GO, 4.70%, 7/10/13 (FSA)                     1,644
                    1,650  Valparaiso Middle Schools
                              Building Corporation GO,
                              5.75%, 7/15/18 (FGIC)                        1,761
                                                                        --------
                                                                          15,041
                                                                        --------
KANSAS -- 1.2%
                    1,280  Wichita Hospital Facilities Rev.,
                              Series 2001 III, 5.25%,
                              11/15/13                                     1,304
                    1,195  Wichita Hospital Facilities Rev.,
                              Series 2001 III, 5.50%,
                              11/15/16                                     1,217
                                                                        --------
                                                                           2,521
                                                                        --------
MICHIGAN -- 4.2%
                    2,160  Ferndale School District GO,
                              5.25%, 5/1/16                                2,236
                    1,400  Garden City School District GO,
                              5.50%, 5/1/17                                1,468
                    1,000  Kalamazoo City School District
                              GO, (Building and Site), 5.25%,
                              5/1/16 (FSA)                                 1,033
                    1,050  Lawton Community Schools GO,
                              5.50%, 5/1/16                                1,111
                    1,050  Lawton Community Schools GO,
                              5.50%, 5/1/18                                1,100
                      500  Marshall Public School District
                              GO, 4.50%, 5/1/12                              500

See Notes to Financial Statements                www.americancentury.com      15

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                  $   470  Marshall Public School District
                              GO, 4.70%, 5/1/14                         $    470
                      280  Marshall Public School District
                              GO, 5.25%, 5/1/15                              291
                      670  Marshall Public School District
                              GO, 5.50%, 5/1/17                              702
                                                                        --------
                                                                           8,911
                                                                        --------
MISSISSIPPI -- 0.7%
                    1,510  Walnut Grove Correctional Auth.
                              COP, 5.25%, 11/1/03
                              (AMBAC)                                      1,587
                                                                        --------
MISSOURI -- 2.3%
                    3,000  Missouri Health & Educational
                              Facilities Auth. Rev., Series
                              1998 A, (Park Lane Medical
                              Center), 5.60%, 1/1/15
                              (MBIA)                                       3,170
                    1,475  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 2000 B1, (Single Family
                              Mortgage), 7.45%, 12/26/07
                              (GNMA/FNMA)                                  1,694
                                                                        --------
                                                                           4,864
                                                                        --------
NEBRASKA -- 1.1%
                    1,275  Omaha Airport Auth. Rev., 4.00%,
                              1/1/07 (FSA)                                 1,277
                    1,000  Omaha Airport Auth. Rev., 5.50%,
                              1/1/14 (FSA)                                 1,048
                                                                        --------
                                                                           2,325
                                                                        --------
NEVADA -- 0.5%
                    1,000  Clark County School District GO,
                              Series 1997 B, (Building &
                              Renovation), 5.25%, 6/15/17
                              (FGIC)                                       1,019
                                                                        --------
NEW JERSEY -- 0.5%
                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                                   1,091
                                                                        --------
NEW MEXICO -- 0.5%
                      975  New Mexico Mortgage Finance
                              Auth. Rev., Series 1999 D2,
                              (Single Family Mortgage),
                              6.75%, 7/1/07 (GNMA/
                              FNMA/FHLMC)                                  1,088
                                                                        --------
NEW YORK -- 3.9%
                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                               1,624
                    1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                               1,119

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                           $  1,081
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                       1,055
                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                       1,060
                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                       1,253
                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series 1993 B, 5.25%,
                              10/1/15 (FGIC)                               1,071
                                                                        --------
                                                                           8,263
                                                                        --------
NORTH CAROLINA -- 2.9%
                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%,
                              1/1/06 (FSA)                                 2,179
                    1,800  North Carolina GO, Series
                              1998 A, 4.75%, 4/1/10                        1,880
                    2,000  North Carolina Housing Finance
                              Agency Rev., Series 2000 A,
                              (Student Housing-Appalachian),
                              5.00%, 7/1/03 (LOC: First
                              Union National Bank)                         2,064
                                                                        --------
                                                                           6,123
                                                                        --------
OHIO -- 5.0%
                    1,500  Bowling Green State University
                              Rev., 4.75%, 6/1/09 (FGIC)                   1,564
                    1,250  Cleveland Public Power Systems
                              Rev., 5.50%, 11/15/15
                              (AMBAC)                                      1,333
                    1,000  Hamilton County Sewer Systems
                              Rev., Series 2001 A, 5.25%,
                              12/1/17 (MBIA)                               1,029
                    1,700  Milford Exempt Village School
                              District GO, (School
                              Improvement), 6.00%,
                              12/1/18 (FSA)(4)                             1,887
                    1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                                       1,295
                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                        3,651
                                                                        --------
                                                                          10,759
                                                                        --------
OKLAHOMA -- 2.8%
                    3,010  Oklahoma City Airport Trust Rev.,
                              Series 2000 B, (Junior Lien),
                              5.50%, 7/1/09 (FSA)                          3,188
                    2,500  Oklahoma Industrial Auth. Health
                              System Rev., Series 1995 C,
                              7.00%, 8/15/04 (AMBAC)                       2,771
                                                                        --------
                                                                           5,959
                                                                        --------

16      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
OREGON -- 0.9%
                   $1,805  Lane County School District
                              No. 19 GO, (Springfield),
                              6.375%, 10/15/04,
                              Prerefunded at 101% of Par
                              (MBIA)(1)                                 $  1,999
                                                                        --------
PENNSYLVANIA -- 4.9%
                    2,540  Delaware County Regional Water
                              Quality Control Auth. Rev.,
                              5.50%, 5/1/15 (FGIC)                         2,705
                    2,000  Pennsylvania Housing Finance
                              Agency GO, (Multifamily
                              Development - I), 5.00%,
                              12/30/02                                     2,021
                    2,500  Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                               2,605
                    1,535  Reading School District GO,
                              Series 2001 A, 5.01%,
                              1/15/12 (FGIC)(3)                              951
                    2,000  Reading School District GO,
                              Series 2001 A, 5.11%,
                              1/15/13 (FGIC)(3)                            1,168
                    1,000  Spring Ford Area School District
                              GO, 3.75%, 8/1/03 (FSA)                      1,021
                                                                        --------
                                                                          10,471
                                                                        --------
RHODE ISLAND -- 0.5%
                    1,000  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                              1,129
                                                                        --------
SOUTH CAROLINA -- 2.6%
                    1,700  Florence Water & Sewer Rev.,
                              7.50%, 3/1/18 (AMBAC)                        2,063
                    1,225  South Carolina Ports Auth. Rev.,
                              4.30%, 7/1/05 (FSA)                          1,258
                    2,205  Spartanburg County School
                              District No. 7 GO, 5.00%,
                              3/1/17                                       2,245
                                                                        --------
                                                                           5,566
                                                                        --------
TENNESSEE -- 2.7%
                    2,560  Clarksville Water Sewer &
                              Gas Rev., 4.85%, 2/1/15 (FSA)                2,581
                    1,040  Lincoln County GO, 5.25%,
                              4/1/20 (FGIC)                                1,080
                    1,960  Putnam County GO, 5.25%,
                              4/1/19 (FGIC)                                2,050
                                                                        --------
                                                                           5,711
                                                                        --------
TEXAS -- 8.2%
                    1,000  Conroe Independent School
                              District GO, Series 2001 A,
                              5.75%, 8/15/18                               1,054
                    1,000  Dallas-Fort Worth Regional Airport
                              Rev., Series 1994 A, 5.90%,
                              11/1/08 (MBIA)                               1,063
                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                         1,081

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $1,500  Harris County Housing Finance
                              Corporation Rev., (Las Americas
                              Apartments), 4.90%, 3/1/11
                              (FNMA)                                    $  1,540
                    3,000  Hays Consolidated Independent
                              School District GO, (Capital
                              Appreciation), 5.20%, 8/15/11
                              (Guaranteed: Permanent School
                              Fund)(3)                                     1,893
                      300  Houston Participation Interest GO,
                              6.40%, 6/1/27                                  320
                    2,000  Houston Water & Sewer
                              System Rev., Series 1992 A,
                              6.375%, 12/1/14 (MBIA)                       2,109
                    1,500  Houston Water & Sewer
                              System Rev., Series 1997 C,
                              (Junior Lien), 5.375%, 12/1/27
                              (FGIC)                                       1,521
                    1,000  Lewisville Combination Contract
                              Rev., Special Assessment,
                              (Castle Hills), 4.95%, 11/1/03,
                              Prerefunded at 100% of Par(1)                1,048
                    1,000  North East Independent School
                              District GO, 4.50%, 2/1/16
                              (Guaranteed: Permanent School
                              Fund)                                          954
                      550  Pasadena Independent School
                              District GO, Series 2001 A,
                              6.05%, 2/15/16                                 624
                    2,840  Terrell Independent School District
                              GO, 5.69%, 8/1/25(3)                           773
                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)                   2,056
                    1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                       1,684
                                                                        --------
                                                                          17,720
                                                                        --------
UTAH -- 2.1%
                      340  Intermountain Agency Power
                              Supply Rev., Series 1993 A,
                              5.40%, 7/1/08 (MBIA-IBC)                       353
                      660  Intermountain Agency Power
                              Supply Rev., Series 1993 A,
                              5.40%, 7/1/08 (MBIA-IBC)(1)                    704
                    1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                               1,096
                      390  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                                  416
                    1,305  West Valley City Rev., Series
                              2001 A, 5.50%, 7/15/16
                              (MBIA)                                       1,361
                      580  West Valley City Rev., Series
                              2001 A, 5.50%, 7/15/17
                              (MBIA)                                         602
                                                                        --------
                                                                           4,532
                                                                        --------

See Notes to Financial Statements                www.americancentury.com      17

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
U.S. VIRGIN ISLANDS -- 1.5%
                   $2,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 A, (Senior
                              Lien), 5.20%, 10/1/09                     $  2,100
                    1,000  Virgin Islands Public Finance Auth.
                              Rev., Series 1998 C, (Senior
                              Lien), 5.00%, 10/1/02                        1,020
                                                                        --------
                                                                           3,120
                                                                        --------
VIRGINIA -- 1.3%
                    1,500  Fairfax County COP, 5.30%,
                              4/15/23                                      1,491
                    1,115  Pittsylvania County GO, Series
                              2001 B, 5.75%, 3/1/18
                              (MBIA)                                       1,223
                                                                        --------
                                                                           2,714
                                                                        --------
WASHINGTON -- 5.3%
                    2,600  Benton County Public Utility
                              District No. 1 Rev., Series
                              2001 A, 5.625%, 11/1/19
                              (FSA)(4)                                     2,722
                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02                   1,035
                    1,000  Port of Seattle Rev., Series
                              1997 B, 5.10%, 10/1/03
                              (FGIC)                                       1,041
                    1,220  Port of Seattle Rev., Series
                              2000 D, 5.50%, 2/1/04
                              (MBIA)                                       1,278
                    1,055  Port Olympia GO, Series 1998 B,
                              5.35%, 12/1/12 (AMBAC)                       1,090
                    2,000  Snohomish County Public Utility
                              District No. 1 Electric Rev.,
                              5.625%, 1/1/05 (FGIC)                        2,087
                    1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03                   1,005
                    1,000  Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                         1,076
                                                                        --------
                                                                          11,334
                                                                        --------
WISCONSIN -- 3.9%
                    2,330  Kaukauna Area School District
                              GO, 4.60%, 3/1/14 (FSA)                      2,306
                      390  Racine Unified School District GO,
                              5.50%, 4/1/16 (FGIC)                           409
                      570  Racine Unified School District GO,
                              5.50%, 4/1/17 (FGIC)                           594
                      600  Racine Unified School District GO,
                              5.50%, 4/1/18 (FGIC)                           622

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                   $  730  Wisconsin Health &
                              Educational Facilities Auth. Rev.,
                              (Froedert & Community
                              Health Obligation), 4.50%,
                              10/1/02                                   $    739
                      345  Wisconsin Health &
                              Educational Facilities Auth. Rev.,
                              (Froedert & Community
                              Health Obligation), 4.50%,
                              10/1/03                                        353
                      400  Wisconsin Health &
                              Educational Facilities Auth. Rev.,
                              (Froedert & Community
                              Health Obligation), 5.00%,
                              10/1/04                                        414
                    2,590  Wisconsin Health and Educational
                              Facilities Auth. Rev., (Aurora
                              Medical Group), 6.00%,
                              11/15/10 (FSA)                               2,885
                                                                        --------
                                                                           8,322
                                                                        --------
TOTAL MUNICIPAL SECURITIES                                               204,599
                                                                        --------
   (Cost $198,045)

SHORT-TERM MUNICIPAL SECURITIES -- 4.4%
CALIFORNIA -- 2.9%
                    1,130  Allegheny County Industrial
                              Development Auth. Rev., Series
                              2001 A, (Longwood), VRDN,
                              1.55%, 12/3/01                               1,130
                    5,000  California GO, Series 2000 A 11,
                              2.10%, 12/5/01 (SBBPA:
                              Bayerische Hypo Und
                              Verinsbank) (Acquired
                              11/27/01, Cost $5,000)(5)                    5,000
                                                                        --------
                                                                           6,130
                                                                        --------
FLORIDA -- 0.6%
                    1,300  Florida State Board of Public
                              Education Rev., VRDN, 1.65%,
                              12/3/01                                      1,300
                                                                        --------
ILLINOIS -- 0.9%
                    2,000  Chicago Multifamily Housing Rev.,
                              Series 2001 A, (North
                              Larrabee), VRDN, 1.60%,
                              12/6/01 (LOC: Harris Bank)                   2,000
                                                                        --------
TOTAL SHORT--TERM MUNICIPAL SECURITIES                                     9,430
                                                                        --------
   (Cost $9,430)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $214,029
                                                                        ========
   (Cost $207,475)

18      1-800-345-2021                         See Notes to Financial Statements

Tax-Free Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access

AMBAC = AMBAC Assurance Corporation

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificates

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) When-issued security.

(5) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2001, was $5,000
    (in thousands), which represented 2.4% of net assets.

See Notes to Financial Statements                www.americancentury.com      19

Long-Term Tax-Free--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                            LEHMAN LONG-TERM
                LONG-TERM       MUNICIPAL        GENERAL MUNICIPAL DEBT FUNDS(2)
                TAX-FREE       BOND INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ..... 4.36%           4.86%              3.39%              --
1 YEAR .......... 9.04%          10.30%              7.81%         27 OUT OF 270
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ......... 4.22%           5.03%              3.67%         67 OUT OF 231
5 YEARS ......... 5.50%           6.48%              4.93%         38 OUT OF 187
10 YEARS ........ 6.53%           7.63%              6.23%         19 OUT OF 84

The fund's inception date was 3/2/87.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-45 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER 10 YEARS

The graph at left shows the growth of a $10,000 investment in the fund over 10 years, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each graph. Long-Term Tax-Free's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDED NOVEMBER 30)

20      1-800-345-2021

Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
[photo of Dave MacEwem]

     An interview with Dave MacEwen, a portfolio manager on the Long-Term
Tax-Free fund investment team.

HOW DID LONG-TERM TAX-FREE PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30,
2001?

     During a fairly volatile period for interest rates and bond prices (see page 4), the fund kept well ahead of much of the competition. Long-Term Tax-Free returned 4.36%, beating the 3.39% average return of the 281 "General
Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results also compared favorably. For the one-, three-, five-, and 10-year periods ended November 30, 2001, the fund ranked in the top 30% of its peer group (see the previous page for more fund performance comparisons).

HOW DID THE FUND'S EXPENSES AND  YIELD COMPARE?

     Long-Term Tax-Free's relatively low expenses and competitive yield contributed to its outperformance of its peers. As of November 30, 2001, the fund's annualized expense ratio was 0.51%, less than half the 1.14% average expense ratio of its Lipper group.

     The fund also offered investors a competitive level of federal tax-free income. Long-Term Tax-Free's 30-day SEC yield was 3.79% on November 30, 2001, compared with the 3.80% Lipper average. The fund's yield translated into a 6.22%
tax-equivalent yield for investors in the highest federal income tax bracket
(see table at right).

WHAT OTHER FACTORS HELPED THE FUND'S STRONG RELATIVE PERFORMANCE?

     Our "coupon barbell" strategy paid off again, especially when the bond market rallied from June through October. Like a barbell that's heavy on the ends and light in the middle, the coupon barbell refers to our light exposure to par bonds (which trade at face value) and heavier portfolio weightings in higher-coupon premium bonds and lower-coupon discount bonds.

     Premiums trade above face value and carry above-market interest rates. They helped boost the fund's yield. Discount bonds trade below their face value and carry interest rates below prevailing rates. They're sensitive to interest rate changes, so they performed particularly well during the late-summer through early-fall bond market rally.

     Non-callable bonds, another area of focus for the fund, helped in much the same way that discounts did. Like discounts, non-callable bonds (which can't be redeemed by their issuers prior to maturity) have heightened interest rate sensitivity, so they performed well when the discounts did.

TOWARD THE END OF THE PERIOD, YOU MODIFIED THE BARBELL A BIT. WHY?

     It really came down to valuations and wanting to rebalance the portfolio--selling what had gone up and buying what had gone down.

     Recognizing that many of our discount holdings had appreciated handsomely during the summer and fall, we lightened that position to lock in gains at a time when there was very robust demand for those bonds. And shortly after the

[right margin]

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                3.79%

30-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET            5.23%
   30.5% TAX BRACKET            5.45%
   35.5% TAX BRACKET            5.88%
   39.1% TAX BRACKET            6.22%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                        11/30/01      5/31/01
NUMBER OF SECURITIES       81            87
WEIGHTED AVERAGE
   MATURITY             13.1 YRS      16.0 YRS
AVERAGE DURATION         6.2 YRS       8.9 YRS
EXPENSE RATIO            0.51%*         0.51%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/01      5/31/01
AAA                        67%          66%
AA                         24%          26%
A                           4%           3%
BBB                         5%           5%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
43 for more information.

Investment terms are defined in the Glossary on pages 45-46.

                                                 www.americancentury.com      21

Long-Term Tax-Free--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

tragic events of September 11, we found some bargains among premium bonds, prompting us to increase those holdings.

     Many of the discount holdings we sold were non-callable and many of the premiums we bought had call dates (the first date at which they can be redeemed)
of 10 or so years. Premiums with 10-year call dates helped us capture almost as much yield as longer-term bonds, but with potentially less price volatility when interest rates rise.

     Premium callable bonds are less interest rate sensitive than discount noncallable bonds. That's because the premium callable bonds are more likely to be refinanced or "called" when interest rates drop sharply, and they have higher coupons to cushion price reductions when interest rates rise.

DID THESE ADJUSTMENTS HELP LOWER THE PORTFOLIO'S INTEREST RATE SENSITIVITY WHEN
YIELDS ROSE IN NOVEMBER?

     That's right. And the fund's reduced interest rate sensitivity helped performance in November when yields moved significantly higher--and bond prices fell--as investors began to anticipate that the Federal Reserve was nearing the end of its current cycle of interest rate cuts.

     However, the adjustment in the portfolio's interest rate sensitivity was modest. As a rule, we generally keep the fund's price sensitivity to interest rate changes--as measured by duration--within a year of the duration of our portfolio benchmark. (The longer a fund's duration, the more its share price tends to rise or fall when rates change.)

WHAT WAS YOUR APPROACH TO CREDIT  QUALITY (THE FINANCIAL STRENGTH OF  MUNICIPAL
BOND ISSUERS)?

     Given the overall weakness of the economy and concerns about the financial strength of a growing number of municipal issuers (see page 5), we continued to focus on high-quality bonds. As of November 30, 2001, the portfolio's average credit quality was AAA, with approximately 67% invested in AAA bonds and 61% in insured bonds.

WHAT'S NEXT?

     We think the U.S. stock and bond markets might have gotten ahead of themselves in November in terms of anticipating an economic turnaround. We see signs of increasing economic stability in the U.S., but with so much global economic weakness and so little inflation in the forecast, we're still fairly bullish on bonds.

     BUT LONG-TERM TAX-FREE WON'T BE AROUND FOR 2002. In November, shareholders approved a proposal to merge Long-Term Tax-Free with American Century Tax-Free
Bond. On December 3, shares of Long-Term Tax-Free were exchanged for shares of
Tax-Free Bond.

     YOU CAN READ ABOUT TAX-FREE BOND BEGINNING ON PAGE 11. Ken Salinger, the
lead manager for the fund, was a key part of the investment team for Long-Term
Tax-Free, so there's continuity of management staff and investment styles. You shouldn't notice any major differences in the two funds.

[left margin]

"IN NOVEMBER, SHAREHOLDERS APPROVED A PROPOSAL TO MERGE LONG-TERM TAX-FREE
WITH AMERICAN CENTURY TAX-FREE BOND."

TOP FIVE STATES (AS OF 11/30/01)
                                % OF FUND INVESTMENTS
TEXAS                                   10.7%
CALIFORNIA                               8.9%
WASHINGTON                               8.7%
MICHIGAN                                 7.4%
ILLINOIS                                 5.7%

TOP FIVE STATES (AS OF 5/31/01)
                                % OF FUND INVESTMENTS
TEXAS                                   15.2%
CALIFORNIA                               8.7%
MASSACHUSETTS                            7.8%
WASHINGTON                               7.3%
NEW YORK                                 6.2%

22      1-800-345-2021

Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 88.3%

ALABAMA -- 0.8%
                  $   865  Alabama Water Pollution Control
                              Auth. Rev., 5.75%, 8/15/18
                              (AMBAC)                                   $    927
                                                                        --------
ARIZONA -- 2.7%
                    2,000  Maricopa County Community
                              College District GO, Series
                              1997 B, 5.00%, 7/1/12                        2,062
                    1,000  Mohave County Community
                              College District Rev., (State
                              Board of Directors), 6.00%,
                              3/1/20 (MBIA)                                1,086
                                                                        --------
                                                                           3,148
                                                                        --------
ARKANSAS -- 0.8%
                      905  Sebastian County Health Facilities
                              Board Hospital Rev., Series
                              2001 B, (Sparks Regional
                              Medical Center), 4.00%,
                              11/1/04                                        919
                                                                        --------
CALIFORNIA -- 5.8%
                    1,000  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various California State
                              University Projects), 6.20%,
                              10/1/08                                      1,074
                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                        1,642
                    1,850  Northern California Power Agency
                              Public Power Rev., Series
                              1992 A, (Hydroelectric Project
                              No.1), 6.25%, 7/1/12 (MBIA)                  1,929
                    2,000  San Francisco Uptown Parking
                              Corporation Rev., (Union
                              Square), 6.00%, 7/1/31
                              (MBIA)                                       2,165
                                                                        --------
                                                                           6,810
                                                                        --------
COLORADO -- 1.9%
                    2,000  University of Colorado COP Rev.,
                              6.00%, 12/1/22 (MBIA-IBC)                    2,189
                                                                        --------
CONNECTICUT -- 1.8%
                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                     2,056
                                                                        --------
FLORIDA -- 1.0%
                    1,000  Orlando Utilities Commission
                              Water & Electric Rev.,
                              Series 1989 D, 6.75%,
                              10/1/17                                      1,207
                                                                        --------

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
GEORGIA -- 2.8%
                   $2,000  Atlanta Water & Wastewater
                              Rev., Series 1999 A, 5.50%,
                              11/1/22 (FGIC)                            $  2,152
                      255  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/09 (MBIA-IBC)(1)                    294
                      110  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)                       130
                      635  Georgia Municipal Electric Power
                              Auth. Rev., Series 1991 V,
                              6.50%, 1/1/12 (MBIA-IBC)                       742
                                                                        --------
                                                                           3,318
                                                                        --------
HAWAII -- 2.0%
                      620  Honolulu City & County
                              Board of Water Supply Rev.,
                              5.50%, 7/1/15 (FSA)                            657
                      580  Honolulu City & County
                              Board of Water Supply Rev.,
                              5.50%, 7/1/16 (FSA)                            610
                    1,075  Maui County GO, Series 2001 C,
                              5.25%, 3/1/17 (FGIC)                         1,102
                                                                        --------
                                                                           2,369
                                                                        --------
ILLINOIS -- 5.7%
                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center), 6.25%, 12/15/20
                               (AMBAC)                                     2,288
                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(1)                  726
                    1,140  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/12(1)                 1,327
                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                       1,262
                    1,000  McHenry County Conservation
                              District GO, Series 1998 A,
                              5.25%, 2/1/18                                1,039
                                                                        --------
                                                                           6,642
                                                                        --------
INDIANA -- 5.2%
                      780  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15                                  966
                      220  Indiana Transportation Finance
                              Auth. Rev., Series 1990 A,
                              7.25%, 6/1/15(1)                               267
                    3,500  Indianapolis Airport Auth. Rev.,
                              (Special Facilities-Federal
                              Express Corp.), 7.10%,
                              1/15/17                                      3,711
                    1,075  Mishawaka School Building
                              Corporation GO, 5.50%,
                              7/15/18 (AMBAC)                              1,115
                                                                        --------
                                                                           6,059
                                                                        --------

See Notes to Financial Statements                www.americancentury.com      23

Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
KANSAS -- 0.9%
                  $   325  Kansas City Utility System Rev.,
                              6.375%, 9/1/04, Prerefunded
                              at 102% of Par(1) (FGIC)                  $    362
                      675  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                          736
                                                                        --------
                                                                           1,098
                                                                        --------
MASSACHUSETTS -- 2.5%
                    1,000  Massachusetts Health &
                              Educational Facilities Auth. Rev.,
                              Series 1992 F, 6.25%, 7/1/12
                              (AMBAC)                                      1,141
                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                       1,784
                                                                        --------
                                                                           2,925
                                                                        --------
MICHIGAN -- 7.4%
                    1,000  East China School District GO,
                              5.50%, 5/1/19 (Q-SBLF)(2)                    1,040
                    2,180  Ferndale School District GO,
                              5.25%, 5/1/17 (Q-SBLF)                       2,243
                    1,485  Grand Valley State University Rev.,
                              5.75%, 12/1/15 (FGIC)                        1,610
                    1,650  Mount Clemens Community
                              School District GO, (School
                              Building and Site), 5.50%,
                              5/1/16                                       1,741
                    1,900  Rochester Community School
                              District GO, Series 2001 II,
                              5.50%, 5/1/17                                1,995
                                                                        --------
                                                                           8,629
                                                                        --------
MISSOURI -- 2.7%
                    1,145  Jackson County Public Building
                              Corp. Rev., Series 2000 A,
                              6.00%, 11/1/18                               1,220
                    1,775  Missouri Development Finance
                              Board Rev., Series 2000 A,
                              (Midtown Redevelopment),
                              5.75%, 4/1/22 (MBIA)                         1,882
                                                                        --------
                                                                           3,102
                                                                        --------
NEBRASKA -- 1.1%
                    1,280  Omaha Airport Auth. Rev., 4.00%,
                              1/1/08 (FSA)                                 1,265
                                                                        --------
NEW HAMPSHIRE -- 0.9%
                    1,000  New Hampshire Health &
                              Education Facilities Auth. Rev.,
                              5.375%, 7/1/16 (AMBAC)                       1,048
                                                                        --------
NEW JERSEY -- 1.8%
                    2,000  Freehold Regional High School
                              District GO, 5.00%, 3/1/17
                              (FGIC)                                       2,057
                                                                        --------
NEW MEXICO -- 1.8%
                    2,000  New Mexico Finance Auth. Rev.,
                              Series 2001 A, (Court Facilities
                              Fee), 5.50%, 6/15/20 (MBIA)                  2,073
                                                                        --------

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
NEW YORK -- 0.9%
                   $1,000  New York State Dormitory Auth.
                              Rev., Series 2001 A, 5.00%,
                              7/1/11 (FSA)                              $  1,058
                                                                        --------
NORTH CAROLINA -- 1.0%
                    1,000  North Carolina Municipal Power
                              Agency No. 1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10
                              (MBIA)                                       1,117
                                                                        --------
NORTH DAKOTA -- 1.4%
                    1,500  Grand Forks Health Care System
                              Rev., (Altru Health System
                              Obligation Group), 7.125%,
                              8/15/24                                      1,603
                                                                        --------
OHIO -- 0.8%
                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                                 899
                                                                        --------
OREGON -- 1.2%
                    1,385  Linn County School District
                              No. 55 GO, (Sweet Home),
                              5.50%, 6/15/25 (FSA)                         1,438
                                                                        --------
PENNSYLVANIA -- 1.9%
                    2,000  Philadelphia Water &
                              Wastewater Rev., Series
                              2001 B, 5.50%, 11/1/12
                              (FGIC)                                       2,175
                                                                        --------
PUERTO RICO -- 0.5%
                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04                                  555
                                                                        --------
RHODE ISLAND -- 4.2%
                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                      1,214
                    2,000  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(1)                                    2,341
                    1,300  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(1)                                    1,392
                                                                        --------
                                                                           4,947
                                                                        --------
SOUTH CAROLINA -- 4.3%
                    1,500  Piedmont Municipal Power
                              Agency Electric Rev., 6.75%,
                              1/1/19 (FGIC)                                1,787
                      140  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)(1)                                      167

24      1-800-345-2021                         See Notes to Financial Statements

Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                  $   860  Piedmont Municipal Power
                              Agency Electric Rev., Series
                              1991 A, 6.50%, 1/1/16
                              (FGIC)                                    $  1,001
                    2,000  Spartanburg County School
                              District No. 7 GO, 5.00%,
                              3/1/17                                       2,037
                                                                        --------
                                                                           4,992
                                                                        --------
TEXAS -- 10.7%
                    1,000  Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                       1,063
                      274  Houston Participation Interest
                              COP, 6.40%, 6/1/27                             293
                    1,500  Pearland Independent School
                              District GO, 6.00%, 2/15/15
                              (Guaranteed: Permanent School
                              Fund)                                        1,635
                    2,000  San Antonio Electric and Gas
                              Rev., 7.10%, 2/1/09 (FGIC)(3)                1,470
                    1,700  Spring Branch Independent
                              School District GO, Series
                              2001 A, 5.50%, 2/1/18
                              (Guaranteed: Permanent School
                              Fund)                                        1,765
                    1,000  Tarrant County Health Facility
                              Development Corp. Health
                              System Rev., (Ft. Worth
                              Osteopathic), 6.00%, 5/15/11
                              (MBIA)                                       1,106
                    2,000  Texas Water Development Board
                              Rev., Series 1999 B, (Senior
                              Lien), 5.625%, 7/15/21                       2,086
                    1,000  Travis County Health Facilities
                              Development Corp. Rev., Series
                              1999 A, (Ascension Health
                              Credit), 5.875%, 11/15/24                    1,048
                    1,050  Victoria GO, 5.375%, 8/15/19
                              (FGIC)                                       1,075
                    3,380  Wylie Independent School District
                              GO, 5.50%, 8/15/22
                              (Guaranteed: Permanent
                              School Fund)(3)                              1,092
                                                                        --------
                                                                          12,633
                                                                        --------
UTAH -- 1.1%
                    1,000  Salt Lake City Hospital Rev.,
                              Series 1988 A, (Intermountain
                              Health Corporation), 8.125%,
                              5/15/15(1)                                   1,271
                                                                        --------
VIRGINIA -- 1.0%
                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/06                               1,136
                                                                        --------

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
WASHINGTON -- 6.6%
                   $2,000  King County GO, Series 1997 D,
                              5.75%, 12/1/11                            $  2,168
                    1,260  Mason County School District
                              No. 309 GO, (Shelton),
                              5.625%, 12/1/17 (FGIC)                       1,336
                    1,720  University of Washington
                              University Rev., (Student
                              Facilities Fee), 5.875%,
                              6/1/18 (FSA)                                 1,855
                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                                1,203
                    1,000  Washington Public Power Supply
                              System Rev., Series 1996 A,
                              (Nuclear Project No. 1), 5.75%,
                              7/1/12 (MBIA)                                1,094
                                                                        --------
                                                                           7,656
                                                                        --------
WISCONSIN -- 3.1%
                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/06,
                              Prerefunded at 100% of Par
                              (FGIC)                                       1,337
                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                               2,255
                                                                        --------
                                                                           3,592
                                                                        --------
TOTAL MUNICIPAL SECURITIES                                               102,913
                                                                        --------
    (Cost $97,355)

SHORT-TERM MUNICIPAL SECURITIES -- 11.7%
ARIZONA -- 2.9%
                    3,400  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., (Newmont),
                              VRDN, 1.55%, 12/3/01 (LOC:
                              National Westminster Bank
                              PLC)                                         3,400
                                                                        --------
CALIFORNIA -- 3.1%
                    3,500  Allegheny County Industrial
                              Development Auth. Rev., Series
                              2001 A, (Longwood), VRDN,
                              1.55%, 12/3/01 (Asset
                              Guarantee)(4)                                3,500
                                                                        --------
CONNECTICUT -- 1.2%
                    1,400  Connecticut Health &
                              Educational Facilities Auth. Rev.,
                              Series 2001 V2, (Yale
                              University), VRDN, 1.55%,
                              12/3/01                                      1,400
                                                                        --------
NEW YORK -- 2.4%
                    2,820  New York City Transitional
                              Finance Auth. Rev., (Future Tax
                              Secured), VRN, Series 1998 C,
                              1.55%, 12/3/01                               2,820
                                                                        --------

See Notes to Financial Statements                www.americancentury.com      25

Long-Term Tax-Free--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
WASHINGTON -- 2.1%
                   $2,500  Washington Housing Finance
                              Commission Rev., Series
                              1999 A, (Regency Park
                              Apartments), VRDN, 1.65%,
                              12/3/01 (LOC: U.S. Bank N.A.)             $  2,500
                                                                        --------
TOTAL SHORT-TERM MUNICIPAL SECURITIES                                     13,620
                                                                        --------
   (Cost $13,620)

TOTAL INVESTMENT SECURITIES -- 100.0%                                   $116,533
                                                                        ========
   (Cost $110,975)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

MBIA-IBC = MBIA Insured Bond Certificate

Q-SBLF = Qualified State Bond Loan Fund

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

(4) Security, or a portion thereof, has been segregated at the custodian bank for a when-issued security.

26      1-800-345-2021                         See Notes to Financial Statements

High-Yield Municipal--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                           LEHMAN LONG-TERM
              HIGH-YIELD      MUNICIPAL       HIGH YIELD MUNICIPAL DEBT FUNDS(2)
               MUNICIPAL     BOND INDEX        AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) .... 4.12%          4.86%              3.10%             --
1 YEAR ......... 8.64%         10.30%              6.81%         9 OUT OF 74
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS* ....... 4.02%          5.03%              1.77%         3 OUT OF 55
LIFE OF FUND* .. 4.95%          5.65%              2.43%         1 OUT OF 54

The fund's inception date was 3/31/98.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

See pages 44-45 for information about returns, the comparative index, and Lipper fund rankings.
GROWTH OF $10,000 OVER LIFE OF FUND

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison. High-Yield Municipal's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED NOVEMBER 30)

*  Fund returns and rankings would have been lower if management fees had not been waived from 3/31/98 to 4/30/99. Beginning on 5/1/99, management fees were phased in at a rate of 0.10% each month until 11/1/99.

** From 3/31/98 (the fund's inception date) to 11/30/98. Not annualized.

                                                 www.americancentury.com      27

High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
[photo of Steven Permut]

     An interview with Steven Permut,  a portfolio manager on the High-Yield
Municipal fund investment team.

HOW DID HIGH-YIELD MUNICIPAL PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30,
2001?

     Amid changing expectations for the economy and interest rates, the fund posted strong returns on both an absolute and relative basis. High-Yield
Municipal returned 4.12%, significantly outpacing the 3.10% average return of the 76 "High Yield Municipal Debt Funds" tracked by Lipper Inc.

     The fund's longer-term results also continued to compare very favorably.
For the one- and three-year periods ended November 30, 2001, the fund ranked in at least the top 12% of its peer group. And, FROM THE FUND'S MARCH 31, 1998,
INCEPTION DATE UNTIL NOVEMBER 30, 2001, IT WAS THE NUMBER ONE HIGH-YIELD
MUNICIPAL DEBT FUND OUT OF 54 RANKED BY LIPPER (see the previous page for more performance comparisons).

THE FUND'S LONG-TERM TRACK RECORD IS IMPRESSIVE. WHAT HAVE BEEN THE  PRIMARY
KEYS TO YOUR SUCCESS?

     The six-month period ended November 30, 2001, provides an excellent illustration of why we've been successful. At the risk of being repetitive, most of our outperformance stemmed from good security selection. Avoiding the highest-yielding, riskiest sectors and choosing bonds from issuers with strong fundamentals are practices that have consistently separated our performance from that of funds that take on more risk.

     Events of the past six months--especially the recession and terrorist attacks--highlighted the importance of doing thorough fundamental research when choosing investments for the fund and remaining vigilant in the ongoing analysis of our holdings. For that, most of the kudos go to our municipal credit research team.

CAN YOU GIVE US AN EXAMPLE OR TWO?

     Our security selection process helped us avoid heavy exposure to the municipal bond sectors that were hit hardest after September 11. We had two insured airport revenue bonds and one airport facilities revenue bond during the period (totaling about 8% of the portfolio as of November 30), but we held no bonds backed by airlines, and we remained underweighted in the hospitality sector.

     We also avoided holdings in corporate municipal bonds (issued by corporations for public works), which lagged other sectors as the economy slumped. And we kept a relatively small position in health care bonds, which--despite some operational improvement--continued to underperform the broader municipal market.

WHICH HOLDINGS PERFORMED WELL?

     Many bonds backed by entities that provide essential services--such as water, sewer, and transportation--performed quite well. They were in strong demand because their revenues--which come in the form of usage fees, tolls, and other payments--tend to be more economically resilient than revenues backed by sales, income or corporate taxes.

[left margin]

YIELDS AS OF NOVEMBER 30, 2001

30-DAY SEC YIELD                5.22%

30-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET            7.20%
   30.5% TAX BRACKET            7.51%
   35.5% TAX BRACKET            8.09%
   39.1% TAX BRACKET            8.57%

* The tax brackets indicated are for federal taxes only.

PORTFOLIO AT A GLANCE
                        11/30/01      5/31/01
NUMBER OF SECURITIES       36           36
WEIGHTED AVERAGE
   MATURITY             18.3 YRS     17.6 YRS
AVERAGE DURATION         6.6 YRS      7.8 YRS
EXPENSE RATIO            0.64%*       0.64%

* Annualized.

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/01      5/31/01
AAA                       32%           30%
BBB                        --            4%
UNRATED                   68%           66%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
43 for more information.

Investment terms are defined in the Glossary on pages 45-46.

28      1-800-345-2021

High-Yield Municipal--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

DID LOWER-THAN-AVERAGE EXPENSES BENEFIT THE FUND?

     They did. As of November 30, 2001, High-Yield Municipal's annualized expense ratio was 0.64%, compared with the 1.30% average yield of its Lipper group. All else being equal, lower expenses translate into higher yields and returns.

AFTER FALLING DURING THE FIRST FIVE MONTHS OF THE PERIOD, BOND YIELDS SWIFTLY
AND DRAMATICALLY REVERSED COURSE IN NOVEMBER. HOW DID YOU REACT?

     We continued to stick with the process that has rewarded us over the years.
We generally keep the fund's interest rate sensitivity--as measured by duration--within a year of the duration of our benchmark. (The longer a fund's duration, the more its share price tends to rise or fall when rates change.)
Because of that, the fund avoided having too little sensitivity when interest rates declined from June through October, or too much sensitivity when rates backed up in November.

GIVEN THE OVERALL DECLINE IN BOND YIELDS THAT OCCURRED DURING THE SIX-MONTH
PERIOD, HOW DID THE FUND'S YIELD HOLD UP?

     Reasonably well. High-Yield Municipal's 30-day SEC yield dropped from 5.47%
on May 31, 2001, to 5.22% on November 30, 2001. But that 5.22% yield remained higher than the 5.18% average of the Lipper group and translated into an 8.57%
tax-equivalent yield for investors in the highest federal tax bracket.

SHIFTING GEARS, WHAT'S YOUR OUTLOOK FOR THE ECONOMY?

     At the end of the November, both  the stock and bond markets were priced for a healthy economic snap-back by mid-2002. We'll see whether or not that happens. In our view, the economic data currently are so mixed that one could just as easily make a case for a mid-2002 rebound as for a continued economic slump. If the economy starts to heat up, interest rates and bond yields could drift higher. If, on the other hand, economic weakness persists, we would expect interest rates to stabilize.

GIVEN THAT OUTLOOK, WHAT ARE YOUR PLANS FOR THE FUND?

     More of what has made us successful over the years. We plan to remain very selective in choosing investments for the fund, focusing on issuers who we believe can perform satisfactorily under any economic conditions. We'll also keep a neutral duration. Finally, we'll continue to seek opportunities that provide a balance of good long-term credit fundamentals and appealing yields.

[right margin]

"WE CONTINUED TO  STICK WITH THE PROCESS THAT HAS REWARDED US  OVER THE
YEARS."

TOP FIVE STATES (AS OF 11/30/01)
                                % OF FUND INVESTMENTS
FLORIDA                                 14.0%
CALIFORNIA                              11.1%
NEW JERSEY                               9.2%
MARYLAND                                 8.3%
PENNSYLVANIA                             7.4%

TOP FIVE STATES (AS OF 5/31/01)
                                % OF FUND INVESTMENTS
FLORIDA                                 11.0%
PENNSYLVANIA                            10.7%
NEW JERSEY                               8.8%
MARYLAND                                 8.1%
NEVADA                                   6.9%

                                                 www.americancentury.com      29

High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 100.0%

ALASKA -- 1.9%
                  $   500  Anchorage Schools GO, Series
                              2000 A, 5.75%, 12/1/16
                              (MBIA)                                     $   539
                                                                         -------
ARIZONA -- 4.1%
                    1,125  Maricopa County Industrial
                              Development Auth. Education
                              Rev., (Horizon Community
                              Learning Center), 7.95%,
                              6/15/23                                      1,201
                                                                         -------
CALIFORNIA -- 11.1%
                    1,000  California Statewide Communities
                              Development Auth. COP, Series
                              1999 A, (Windsor Terrace
                              Healthcare), 7.875%, 10/1/29
                              (Acquired 10/26/99, Cost
                              $1,000)(1)                                     910
                      750  California Statewide Communities
                              Development Auth. Special Tax
                              Rev., (Thomas Jefferson School
                              of Law), 7.75%, 10/1/31                        743
                      985  Hawaiian Gardens COP, Series
                              2000 A, 8.00%, 6/1/23                        1,060
                    1,500  Wiseburn School District GO,
                              5.42%, 8/1/22 (FGIC)(2)                        493
                                                                         -------
                                                                           3,206
                                                                         -------
COLORADO -- 2.7%
                      780  Colorado Health Facilities Auth.
                              Rev., Series 1998 A,
                              (Volunteers), 5.00%, 7/1/03                    770
                                                                         -------
CONNECTICUT -- 3.5%
                    1,000  Connecticut Development Auth.
                              Industrial Rev., (Afco Cargo
                              BDL-LLC), 8.00%, 4/1/30                      1,005
                                                                         -------
DISTRICT OF COLUMBIA -- 2.6%
                      750  Metropolitan Washington D.C.
                              Airports Auth. General Rev.,
                              Series 2001 A, 5.50%,
                              10/1/18 (MBIA)                                 765
                                                                         -------
FLORIDA -- 14.0%
                      195  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 5.75%,
                              5/1/06                                         196
                      355  Arbor Greene Community
                              Development District Special
                              Assessment Rev., 6.50%,
                              5/1/07                                         361
                      530  Fleming Island Plantation
                              Community Development
                              District Special Assessment GO,
                              Series 2000 B, 7.375%,
                              5/1/31                                         564

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------

                  $   530  Heritage Springs Community
                              Development District Capital
                              Improvement Rev., Series
                              1999 B, 6.25%, 5/1/05                      $   532
                    1,000  Maple Ridge Community
                              Development District Special
                              Assessment Rev., Series
                              2000 B, 6.15%, 11/1/04                       1,016
                      380  Stoneybrook West Community
                              Development District Special
                              Assessment Rev., Series
                              2000 A, 7.00%, 5/1/32                          388
                    1,000  Waterchase Community
                              Development District GO,
                              Series 2001 A, 6.70%,
                              5/1/32                                       1,001
                                                                         -------
                                                                           4,058
                                                                         -------
GEORGIA -- 1.9%
                      500  Atlanta Water & Wastewater
                              Rev., Series 1999 A, 5.50%,
                              11/1/18 (FGIC)                                 540
                                                                         -------
HAWAII -- 2.0%
                      500  Maui County GO, Series 2000 A,
                              6.50%, 3/1/10 (FGIC)                           587
                                                                         -------
MARYLAND -- 8.3%
                    1,250  Anne Arundel County Special
                              Obligation Rev., (Arundel Mills),
                              7.10%, 7/1/29                                1,338
                    1,000  Anne Arundel County Special
                              Obligation Rev., (National
                              Business Park), 7.375%,
                              7/1/28                                       1,077
                                                                         -------
                                                                           2,415
                                                                         -------
MISSOURI -- 4.8%
                    1,290  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 B2, (Single
                              Family), 6.40%, 9/1/29
                              (GNMA/FNMA)                                  1,397
                                                                         -------
NEVADA -- 7.2%
                    1,000  Clark County Improvement
                              District No. 121 Special
                              Assesment, (Southern
                              Highlands Area), 7.50%,
                              12/1/19                                      1,068
                      500  Las Vegas GO COP, (Special
                              Improvement District
                              No. 808-Summerlin), 5.40%,
                              6/1/06                                         508
                      500  Las Vegas GO COP, (Special
                              Improvement District No.
                              808-Summerlin), 5.70%,
                              6/1/08                                         511
                                                                         -------
                                                                           2,087
                                                                         -------

30      1-800-345-2021                         See Notes to Financial Statements

High-Yield Municipal--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
NEW JERSEY -- 9.2%
                   $1,500  New Jersey Economic
                              Development Auth. Rev., Series
                              1998 A, (Kapkowski Road
                              Landfill), 6.375%, 4/1/31                  $ 1,569
                    1,000  New Jersey Economic
                              Development Auth. Rev., Series
                              1999 A, (Transportation
                              Sublease), 6.00%, 5/1/16
                              (FSA)                                        1,099
                                                                         -------
                                                                           2,668
                                                                         -------
OREGON -- 1.8%
                      500  Port Portland Airport Rev., Series
                              2001 D, (Portland International
                              Airport), 5.50%, 7/1/18 (FGIC)                 512
                                                                         -------
PENNSYLVANIA -- 7.4%
                    1,200  Dauphin County General Auth.
                              Rev., (Hyatt Regency Hotel
                              & Conference Center),
                              6.20%, 1/1/29                                1,037
                    1,110  New Morgan Municipal Auth.
                              Office Rev., Series 1999 A,
                              (Commonwealth Office),
                              5.375%, 6/1/08                               1,103
                                                                         -------
                                                                           2,140
                                                                         -------
RHODE ISLAND -- 1.9%
                      500  Cranston GO, 6.375%,
                              11/15/17 (FGIC)                                564
                                                                         -------
TEXAS -- 3.5%
                    1,045  Abia Development Corp. Airport
                              Facilities Rev., (Aero Austin LP),
                              6.75%, 1/1/11                                1,005
                                                                         -------
UTAH -- 7.3%
                      800  Bountiful Hospital Rev., (South
                              Davis Community Hospital),
                              5.125%, 12/15/05 (Acquired
                              9/24/98, Cost $794)(1)                         803
                    1,235  West Valley City Rev., Series
                              2001 A, 5.50%, 7/15/15
                              (MBIA)                                       1,298
                                                                         -------
                                                                           2,101
                                                                         -------

Principal Amount                 ($ in Thousands)                         Value
--------------------------------------------------------------------------------
WASHINGTON -- 4.7%
                  $   250  Port of Seattle Rev., Series
                              2000 B, 6.00%, 2/1/15
                              (MBIA)                                     $   279
                    1,000  Tacoma Electric System Rev.,
                              6.25%, 1/1/15 (FGIC)                         1,089
                                                                         -------
                                                                           1,368
                                                                         -------
WYOMING -- 0.1%
                       30  Wyoming Community
                              Development Auth. Rev., Series
                              1990 B, (Single Family
                              Mortgage), 8.125%, 6/1/21
                              (FHA)                                           30
                                                                         -------
TOTAL INVESTMENT SECURITIES -- 100.0%                                    $28,958
                                                                         =======
   (Cost $28,265)

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

FGIC = Financial Guaranty Insurance Co.

FHA = Federal Housing Authority

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2001, was $1,713
    (in thousands) which represented 5.9% of net assets.

(2) Security is a zero-coupon municipal bond. The yield to maturity at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

See Notes to Financial Statements                www.americancentury.com      31

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                 LIMITED-TERM   TAX-FREE   LONG-TERM    HIGH-YIELD
NOVEMBER 30, 2000 (UNAUDITED)      TAX-FREE       BOND      TAX-FREE     MUNICIPAL
-----------------------------      --------       ----      --------     ---------

ASSETS                                     (In Thousands Except Per-Share Amounts)
Investment securities, at value
  (identified cost of $44,980,
  $207,475, $110,975,
  and $28,265, respectively)
  (Note 3) ....................   $  45,956    $ 214,029   $ 116,533    $  28,958
Receivable for investments
  sold ........................       1,024        1,140        --            493
Receivable for capital
  shares sold .................           4        1,002        --              2
Interest receivable ...........         595        3,120       1,598          553
                                  ---------    ---------   ---------    ---------
                                     47,579      219,291     118,131       30,006
                                  ---------    ---------   ---------    ---------

LIABILITIES
Disbursements in excess of
  demand deposit cash .........         893        1,085       5,498        1,009
Payable for investments
  purchased ...................       1,000        8,540        --           --
Accrued management
  fees (Note 2) ...............          18           85          48           16
Dividends payable .............          19           63          73           31

Payable for trustees' fees
  and expenses (Note 2) .......          --            1          --           --
                                  ---------    ---------   ---------    ---------
                                      1,930        9,774       5,619        1,056
                                  ---------    ---------   ---------    ---------

Net Assets ....................   $  45,649    $ 209,517   $ 112,512    $  28,950
                                  =========    =========   =========    =========

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) .......       4,438       19,832      10,704        2,969
                                  =========    =========   =========    =========

Net Asset Value Per Share .....   $   10.29    $   10.56   $   10.51    $    9.75
                                  =========    =========   =========    =========

NET ASSETS CONSIST OF:
Capital paid in ...............   $  44,757    $ 202,823   $ 107,457    $  30,499
Accumulated undistributed
  net realized gain (loss) on
  investment transactions .....         (84)         140        (503)      (2,242)
Net unrealized appreciation
  on investments (Note 3) .....         976        6,554       5,558          693
                                  ---------    ---------   ---------    ---------
                                  $  45,649    $ 209,517   $ 112,512    $  28,950
                                  =========    =========   =========    =========

                                               See Notes to Financial Statements
32      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

                           LIMITED-TERM  TAX-FREE LONG-TERM HIGH-YIELD
                             TAX-FREE      BOND    TAX-FREE  MUNICIPAL
                             --------      ----    --------  ---------

INVESTMENT INCOME                        (In Thousands)
Income:
Interest ..................   $   928    $ 4,677   $ 2,978   $   912
                              -------    -------   -------   -------

Expenses (Note 2):
Management fees ...........       103        495       293        96
Trustees' fees and expenses         1          4         2         1
                              -------    -------   -------   -------
                                  104        499       295        97
                              -------    -------   -------   -------

Net investment income .....       824      4,178     2,683       815
                              -------    -------   -------   -------

REALIZED AND UNREALIZED
GAIN (LOSS) (NOTE 3)
Net realized gain (loss) on
  investment transactions .       220      1,236       645       (71)
Change in net unrealized
  appreciation
  on investments ..........       (65)     1,275     1,741       474
                              -------    -------   -------   -------

Net realized and
  unrealized gain .........       155      2,511     2,386       403
                              -------    -------   -------   -------

Net Increase in Net Assets
  Resulting from Operations   $   979    $ 6,689   $ 5,069   $ 1,218
                              =======    =======   =======   =======

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      33

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

                                         LIMITED-TERM           TAX-FREE TAX-FREE BOND
Increase in Net Assets         NOV. 30, 2001  MAY 31, 2001  NOV. 30, 2001  MAY 31, 2001
----------------------         -------------  ------------  -------------  ------------

OPERATIONS                                         (In Thousands)
Net investment income .........   $     824    $   1,510    $   4,178    $   7,666
Net realized gain .............         220           96        1,236        2,694
Change in net unrealized
  appreciation ................         (65)       1,271        1,275        6,048
                                  ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations ...         979        2,877        6,689       16,408
                                  ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....        (824)      (1,510)      (4,187)      (7,666)
From net realized gains .......        --           --         (1,756)        --
                                  ---------    ---------    ---------    ---------
Decrease in net assets
  from distributions ..........        (824)      (1,510)      (5,943)      (7,666)
                                  ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....      16,294       13,302       89,212       99,761
Proceeds from reinvestment
  of distributions ............         672        1,270        5,110        6,443
Payments for shares redeemed ..      (8,699)     (11,055)     (73,737)     (76,271)
                                  ---------    ---------    ---------    ---------
Net increase in net assets from
  capital share transactions ..       8,267        3,517       20,585       29,933
                                  ---------    ---------    ---------    ---------

Net increase in net assets ....       8,422        4,884       21,331       38,675

NET ASSETS
Beginning of period ...........      37,227       32,343      188,186      149,511
                                  ---------    ---------    ---------    ---------
End of period .................   $  45,649    $  37,227    $ 209,517    $ 188,186
                                  =========    =========    =========    =========
Undistributed net
  investment income ...........        --           --           --      $       9
                                  =========    =========    =========    =========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ..........................       1,574        1,312        8,345        9,554
Issued in reinvestment
  of distributions ............          65          126          480          622
Redeemed ......................        (841)      (1,094)      (6,907)      (7,321)
                                  ---------    ---------    ---------    ---------
Net increase ..................         798          344        1,918        2,855
                                  =========    =========    =========    =========

                                               See Notes to Financial Statements
34      1-800-345-2021                See Glossary for a Definition of the Table

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                    (Continued)

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

                                    LONG-TERM TAX-FREE          HIGH-YIELD MUNICIPAL
Increase in Net Assets       NOV. 30, 2001  MAY 31, 2001  NOV. 30, 2001   MAY 31, 2001
----------------------       -------------  ------------  -------------   ------------

OPERATIONS                                                (In Thousands)
Net investment income .......   $   2,683    $   5,385    $     815    $   1,673
Net realized gain (loss) ....         645        1,839          (71)        (559)
Change in net
  unrealized appreciation ...       1,741        4,417          474        1,477
                                ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations .       5,069       11,641        1,218        2,591
                                ---------    ---------    ---------    ---------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ..      (2,719)      (5,385)        (815)      (1,673)
                                ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ...      20,047       52,388        6,822        9,659
Proceeds from reinvestment
  of distributions ..........       2,104        4,207          607        1,253
Payments for shares redeemed      (25,151)     (45,983)      (8,224)     (10,677)
                                ---------    ---------    ---------    ---------
Net increase (decrease) in
  net assets from capital
  share transactions ........      (3,000)      10,612         (795)         235
                                ---------    ---------    ---------    ---------
Net increase (decrease)
  in net assets .............        (650)      16,868         (392)       1,153

NET ASSETS
Beginning of period .........     113,162       96,294       29,342       28,189
                                ---------    ---------    ---------    ---------
End of period ...............   $ 112,512    $ 113,162    $  28,950    $  29,342
                                =========    =========    =========    =========
Undistributed net
  investment income .........        --      $      36         --           --
                                =========    =========    =========    =========

TRANSACTIONS IN SHARES
OF THE FUNDS
Sold ........................       1,901        5,112          698        1,009
Issued in reinvestment
  of distributions ..........         199          412           62          131
Redeemed ....................      (2,377)      (4,474)        (840)      (1,116)
                                ---------    ---------    ---------    ---------
Net increase (decrease) .....        (277)       1,050          (80)          24
                                =========    =========    =========    =========

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      35

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Limited-Term Tax-Free Fund (Limited-Term),
Tax-Free Bond Fund (Tax-Free) (formerly Intermediate-Term Tax-Free Fund),
Long-Term Tax-Free Fund (Long-Term) and High-Yield Municipal Fund (High-Yield)
(the funds) are four funds in a series issued by the trust. The funds, except
High-Yield, are diversified under the 1940 Act. The objective of Limited-Term,
Tax-Free and Long-Term is to seek as high a level of current income exempt from federal income taxes  as is consistent with prudent investment management and conservation of shareholders' capital. High-Yield's objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. High-Yield invests primarily in  lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield.
Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The funds invest primarily in municipal obligations with maturities based on each fund's investment objective.
The funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the
United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the
Board of Trustees.

    SECURITY TRANSACTIONs -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    WHEN-ISSUED -- The funds may engage in securities transactions on a when-issued basis. Under this arrangement, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are generally declared and paid annually.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

    At May 31, 2001, Limited-Term, Long-Term and High-Yield, had accumulated net realized capital loss carryovers for federal income tax purposes of $302,731
(expiring in 2008 through 2009), $1,148,018 (expiring in 2008) and $1,874,076
(expiring in 2008 through 2009), respectively, which may be used to offset future taxable gains.

    For the seven months ended May 31, 2001, High-Yield incurred net capital losses of $297,569. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM), under which ACIM provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the funds, except for brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of the trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1625% to 0.2800% for Limited-Term,
Tax-Free, and Long-Term and the rates for High-Yield range from 0.2925% to
0.4100%. Rates for the Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30, 2001, the effective annual management fee was 0.51%
for Limited-Term, Tax-Free and Long-Term. The effective annual management fee for High-Yield was 0.64%.

    RELATED PARTIES -- The funds have a bank line of credit agreement with J.P.
Morgan Chase & Co. (JPM) (See Note 4). JPM is an equity investor in American
Century Companies, Inc. (ACC).

    Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of ACC, the parent of the trust's investment Manager, ACIM, the distributor of the trust, American Century
Investment Services, Inc., and the trust's transfer agent, American Century
Services Corporation.

36      1-800-345-2021

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)

NOVEMBER 30, 2001 (UNAUDITED)

3.  INVESTMENT TRANSACTIONS

    Investment transactions, excluding short-term investments, were as follows:

                     LIMITED-TERM      TAX-FREE      LONG-TERM      HIGH-YIELD
                       TAX-FREE          BOND         TAX-FREE       MUNICIPAL
                       --------          ----         --------       ---------

PURCHASES                                   (In Thousands)
Municipal Debt
  Obligations ......... $13,257       $130,213        $40,237         $5,025

PROCEEDS FROM SALES                         (In Thousands)
Municipal Debt
  Obligations ......... $9,946        $126,746        $49,982         $5,394

  On November 30, 2001, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                     LIMITED-TERM      TAX-FREE      LONG-TERM      HIGH-YIELD
                       TAX-FREE          BOND         TAX-FREE       MUNICIPAL
                       --------          ----         --------       ---------

                                            (In Thousands)

Appreciation .......    $1,073          $6,753         $5,938           $971
Depreciation .......     (99)            (199)          (380)           (278)
                     -------------   ------------   -------------   ------------
Net ................     $974           $6,554         $5,558           $693
                     =============   ============   =============   ============
Federal Tax Cost ...    $44,982        $207,475       $110,975         $28,265
                     =============   ============   =============   ============

4.  BANK LOANS

    The funds, along with certain other funds managed by ACIM, have a
$520,000,000 unsecured bank line of credit agreement with JPM. Effective
December 19, 2001, the bank line of credit was renewed at $650,000,000. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The funds did not borrow from the line during the six months ended November 30, 2001.

5.  SUBSEQUENT EVENTS

    On March 6, 2001, the Board of Trustees of Long-Term approved a plan of reorganization (the reorganization) pursuant to which Tax-Free would acquire all of the assets of Long-Term in exchange for shares of equal value of Tax-Free and the assumption by Tax-Free of all liabilities of the acquired fund. The reorganization was approved by shareholders on November 16, 2001. The reorganization was effective at the beginning of business on December 3, 2001.
Tax-Free is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization.

                                                 www.americancentury.com      37

Limited-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                               2001(1)     2001       2000       1999      1998(2)     1997       1996
                               -------     ----       ----       ----      -------     ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ........ $10.23      $9.81     $10.14     $10.16     $10.11     $10.08     $10.09
                              --------   --------   --------   --------   --------   --------   --------
Income From
  Investment Operations
  Net Investment Income ......  0.21       0.44       0.42       0.40       0.24       0.41       0.43
  Net Realized and
  Unrealized Gain (Loss) .....  0.06       0.42      (0.31)      0.01       0.05       0.10      (0.01)
                              --------   --------   --------   --------   --------   --------   --------
  Total From Investment
  Operations .................  0.27       0.86       0.11       0.41       0.29       0.51       0.42
                              --------   --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment
  Income ..................... (0.21)     (0.44)     (0.42)     (0.40)     (0.24)     (0.41)     (0.43)
  From Net Realized
  Gains ......................   --         --         --       (0.03)       --       (0.07)       --
  In Excess of Net
  Realized Gains .............   --         --       (0.02)       --         --         --         --
                              --------   --------   --------   --------   --------   --------   --------
  Total Distributions ........ (0.21)     (0.44)     (0.44)     (0.43)     (0.24)     (0.48)     (0.43)
                              --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period .............. $10.29     $10.23      $9.81     $10.14     $10.16     $10.11     $10.08
                              ========   ========   ========   ========   ========   ========   ========
  Total Return(3) ............  2.66%      8.95%      1.14%      4.15%      2.87%      5.22%      4.26%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ................ 0.51%(4)     0.51%      0.51%      0.51%    0.52%(4)     0.59%    0.38%(5)
Ratio of Net Investment
  Income to Average
  Net Assets ................ 4.07%(4)     4.42%      4.16%      3.93%    4.04%(4)     4.05%      4.28%
Portfolio Turnover Rate .....   28%          84%       129%        41%        28%        74%        68%
Net Assets,
  End of Period
  (in thousands) ............. $45,649    $37,227    $32,343    $41,117    $38,410    $36,437    $49,866

(1) Six months ended November 30, 2001 (unaudited).

(2) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

(5) ACIM had voluntarily waived its management fee through February 29, 1996.
    In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

                                               See Notes to Financial Statements
38      1-800-345-2021                See Glossary for a Definition of the Table

Tax-Free Bond--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                               2001(1)     2001       2000       1999      1998(2)     1997       1996
                               -------     ----       ----       ----      -------     ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .......  $10.50      $9.93     $10.39     $10.52     $10.46     $10.35     $10.45
                              --------   --------   --------   --------   --------   --------   --------
Income From
  Investment Operations
  Net Investment Income .....   0.23       0.48       0.48       0.48       0.28       0.49       0.48
  Net Realized and
  Unrealized Gain (Loss) ....   0.14       0.57      (0.44)     (0.05)      0.08       0.21      (0.03)
                              --------   --------   --------   --------   --------   --------   --------
  Total From Investment
  Operations ................   0.37       1.05       0.04       0.43       0.36       0.70       0.45
                              --------   --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment
  Income ..................... (0.23)     (0.48)     (0.48)     (0.48)     (0.28)     (0.49)     (0.48)
  From Net Realized
  Gains ...................... (0.08)       --        --        (0.08)     (0.02)     (0.10)     (0.07)
  In Excess of Net
  Realized Gains .............   --         --       (0.02)       --         --         --         --
                              --------   --------   --------   --------   --------   --------   --------
  Total Distributions ........ (0.31)     (0.48)     (0.50)     (0.56)     (0.30)     (0.59)     (0.55)
                              --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period .............. $10.56     $10.50      $9.93     $10.39     $10.52     $10.46     $10.35
                              ========   ========   ========   ========   ========   ========   ========
  Total Return(3) ............  3.63%     10.77%      0.44%      4.07%      3.50%      6.88%      4.47%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ................ 0.51%(4)     0.51%      0.51%      0.51%    0.51%(4)     0.58%      0.60%
Ratio of Net Investment
  Income to Average
  Net Assets ................ 4.28%(4)     4.65%      4.75%      4.52%    4.62%(4)     4.71%      4.66%
Portfolio Turnover Rate .....   66%         106%       107%        32%        17%        35%        39%
Net Assets,
  End of Period
  (in thousands) ............ $209,517   $188,186   $149,511   $149,678   $137,907   $132,416   $ 80,568

(1) Six months ended November 30, 2001 (unaudited).

(2) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      39

Long-Term Tax-Free--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                               2001(1)     2001       2000       1999      1998(2)     1997       1996
                               -------     ----       ----       ----      -------     ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .......  $10.31      $9.70     $10.48     $10.81     $10.75     $10.58     $10.54
                              --------   --------   --------   --------   --------   --------   --------
Income From
  Investment Operations
  Net Investment Income .....   0.25       0.52       0.52       0.52       0.31       0.55       0.53
  Net Realized and
  Unrealized Gain (Loss) ....   0.20       0.61      (0.78)     (0.15)      0.13       0.33       0.04
                              --------   --------   --------   --------   --------   --------   --------
  Total From Investment
  Operations ................   0.45       1.13      (0.26)      0.37       0.44       0.88       0.57
                              --------   --------   --------   --------   --------   --------   --------
Distributions
  From Net Investment
  Income ....................  (0.25)     (0.52)     (0.52)     (0.52)     (0.31)     (0.55)     (0.53)
  From Net Realized
  Gains .....................    --         --         --       (0.16)     (0.07)     (0.16)       --
  In Excess of Net
  Realized Gains ............    --         --         --       (0.02)       --         --         --
                              --------   --------   --------   --------   --------   --------   --------
  Total Distributions .......  (0.25)     (0.52)     (0.52)     (0.70)     (0.38)     (0.71)     (0.53)
                              --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
  End of Period .............  $10.51     $10.31      $9.70     $10.48     $10.81     $10.75     $10.58
                              ========   ========   ========   ========   ========   ========   ========
  Total Return(3) ...........   4.36%     11.78%     (2.38)%     3.44%      4.18%      8.59%      5.60%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
  Expenses to Average
  Net Assets ................ 0.51%(4)     0.51%      0.51%      0.51%    0.51%(4)     0.58%      0.59%
Ratio of Net Investment
  Income to Average
  Net Assets ................ 4.67%(4)     5.05%      5.31%      4.86%    4.96%(4)     5.16%      5.06%
Portfolio Turnover Rate ......  36%          75%        58%        80%        47%        65%        60%
Net Assets,
  End of Period
  (in thousands) ............ $112,512   $113,162    $96,294   $117,584   $116,615   $108,868    $60,772

(1) Six months ended November 30, 2001 (unaudited).

(2) The period ended May 31, 1998 represents a seven month reporting period.
    The fund's fiscal year end changed from October 31 to May 31 during the period. Periods prior to 1998 are based on fiscal year ended October 31.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

                                               See Notes to Financial Statements
40      1-800-345-2021                See Glossary for a Definition of the Table

High-Yield Municipal--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                          2001(1)     2001       2000       1999      1998(2)
                                          -------     ----       ----       ----      -------
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ...................  $9.62      $9.32     $10.12     $10.08      $9.99
                                         --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income .................  0.26       0.53       0.51       0.54       0.09
  Net Realized and Unrealized
  Gain (Loss) ...........................  0.13       0.30      (0.79)      0.07       0.09
                                         --------   --------   --------   --------   --------
  Total From Investment Operations ......  0.39       0.83      (0.28)      0.61       0.18
                                         --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ............ (0.26)     (0.53)     (0.51)     (0.54)     (0.09)
  From Net Realized Gains ...............   --         --         --       (0.03)       --
  In Excess of Net
  Realized Gains ........................   --         --       (0.01)       --         --
                                         --------   --------   --------   --------   --------
  Total Distributions ................... (0.26)     (0.53)     (0.52)     (0.57)     (0.09)
                                         --------   --------   --------   --------   --------
Net Asset Value, End of Period ..........  $9.75      $9.62      $9.32     $10.12     $10.08
                                         ========   ========   ========   ========   ========
  Total Return(3) .......................  4.12%      9.13%     (2.81)%     6.18%      1.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets(4) ............. 0.64%(5)     0.64%      0.52%      0.01%       --
Ratio of Net Investment Income
  to Average Net Assets(4) ............. 5.41%(5)     5.59%      5.31%      5.28%    5.38%(5)
Portfolio Turnover Rate ................   17%          50%        60%        92%      44%
Net Assets, End of Period
  (in thousands) .......................  $28,950    $29,342    $28,189    $42,068    $18,788

(1) Six months ended November 30, 2001 (unaudited).

(2) March 31, 1998 (inception) through May 31, 1998.

(3) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) ACIM voluntarily agreed to pay all expenses of the fund from March 31, 1998
    (inception) through April 30, 1999. In May 1999, ACIM began adding expenses at a rate of 0.10% of average daily closing net assets per month until
    October 31, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% for all three periods and the annualized ratio of net investment income to average net assets would have been 5.19%, 4.65%, and 4.74%, for the same periods, respectively.

(5) Annualized.

See Notes to Financial Statements
See Glossary for a Definition of the Table       www.americancentury.com      41

Proxy Voting Results
--------------------------------------------------------------------------------

    A meeting of shareholders was held on November 16, 2001, to vote on the following proposal. The proposal received the required majority of votes and was adopted.

    A summary of voting results is listed below the proposal.

PROPOSAL

    To vote on approval of the Agreement and Plan of Reorganization.

                    LONG-TERM TAX-FREE
    For:                 6,390,680
    Against                547,010
    Abstain:               219,252

42      1-800-345-2021

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     LIMITED-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     TAX-FREE BOND seeks interest income exempt from federal income taxes by investing in municipal securities. There are no restrictions on the fund's weighted average maturity.

     LONG-TERM TAX-FREE seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     HIGH-YIELD MUNICIPAL seeks a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. The fund invests primarily in lower-rated or unrated municipal bonds, which are subject to greater credit and liquidity risk. The fund has no average maturity restrictions but is expected to maintain a weighted average maturity of 10 years or more.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as
Standard & Poor's, Moody's, and Fitch. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB by S&P are considered
"investment-grade" securities, meaning they are relatively safe from default. High-Yield Municipal may invest more than 50% of its portfolio in securities that are below investment grade or not rated. Here are the most common credit ratings and their definitions:

*    AAA -- extremely strong ability to meet financial obligations.

*    AA -- very strong ability to meet financial obligations.

*    A -- strong ability to meet financial obligations.

*    BBB -- good ability to meet financial obligations.

*    BB -- less vulnerable to default than other lower-quality issues, but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

   Portfolio Managers
       DAVE MACEWEN
       ROBERT MILLER
       STEVEN PERMUT
       KEN SALINGER

   Municipal Credit Research Director
       STEVEN PERMUT

   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

                                                 www.americancentury.com      43

Background Information
--------------------------------------------------------------------------------
                                                                    (Continued)

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The MERRILL LYNCH 0- TO 3-YEAR MUNICIPAL INDEX has an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The LEHMAN BROTHERS FIVE-YEAR MUNICIPAL GENERAL OBLIGATION INDEX has an
average maturity of five years. The bonds are rated BBB or higher by Standard
& Poor's, with an average rating of AA.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is composed of investment-grade municipal bonds with maturities greater than 22 years.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the funds are:

     SHORT/INTERMEDIATE MUNICIPAL DEBT FUNDS (Limited-Term Tax-Free) -- funds that invest in municipal debt issues with dollar-weighted average maturities of
1-5 years.

     INTERMEDIATE MUNICIPAL DEBT FUNDS (Tax-Free Bond) -- funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     GENERAL MUNICIPAL DEBT FUNDS (Long-Term Tax-Free) -- funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A, and BBB).

     HIGH-YIELD MUNICIPAL DEBT FUNDS (High-Yield Municipal) -- funds that invest at least 50% of assets in lower-rated municipal debt issues.

44      1-800-345-2021

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on pages 38-41.

YIELDS

*   30-DAY SEC YIELD represents net investment income earned by the fund over a
30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT -- a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

*   COUPON -- the stated interest rate of a security.

*   YIELD CURVE -- a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   AMT PAPER -- instruments with income subject to the federal alternative minimum tax.

*   COPS/LEASES -- securities issued to finance public property improvements
(such as city halls and police stations) and equipment purchases. Certificates of participation are similar to long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation

*   GO BONDS -- general obligation securities backed by the taxing power of the issuer.

*   LAND-SECURED BONDS -- securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

*   PREREFUNDED BONDS/ETM BONDS --securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

*   REVENUE BONDS -- securities backed by revenues from sales taxes or from a specific project, system, or facility (such as a hospital, electric utility, or water system).

                                                 www.americancentury.com      45

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

46      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      47

Notes
--------------------------------------------------------------------------------

48      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-SAN-28095S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Florida Municipal Money Market

November 30, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In the six months ended November 30, 2001, we experienced historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. September 11 changed America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September also reawakened America's "can do"
spirit. By November, sentiment had changed, helped by the lowest interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize. That was good news for the U.S. economy, corporations, and consumers. One unfortunate by-product of the decrease in interest rates is that money market fund yields declined significantly in 2001.

     Amid all this turmoil, nothing has changed here at American Century  from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     And once again, those time-tested strategies resulted in a strong performance by the American Century Florida Municipal Money Market fund, which also produced very attractive long-term returns compared with the other funds in its Lipper group (see page 3 for detailed performance information).  Our investment professionals discuss the market environment and factors behind the fund's upbeat performance on page 4.

     In spite of all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     And as always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Frequently Asked
      Questions ...........................................................    2
FLORIDA MUNICIPAL MONEY MARKET

   Portfolio Composition
      by Credit Rating ....................................................    4
   Portfolio Composition
      by Maturity .........................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    6
   Statement of Operations ................................................    7
   Statement of Changes
      in Net Assets .......................................................    8
   Notes to Financial
      Statements ..........................................................    9
   Financial Highlights ...................................................   10
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   11
      Lipper Rankings .....................................................   11
      Credit Rating
         Guidelines .......................................................   11
      Investment Team
         Leaders ..........................................................   11
   Glossary ...............................................................   12

                                                  www.americancentury.com      1

Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Dividends are paid on the last business day of the month. We hope this makes your dividend payment date easy to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check,  military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT
STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021* weekdays,
     7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation,  and supply and demand for money market securities.

IS MY MONEY MARKET INVESTMENT BACKED BY THE FEDERAL GOVERNMENT?

     No money market fund is guaranteed or insured by the FDIC or any other government agency. So, although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT
1-800-345-2021.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

*    YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT
     DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

*    DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.

2      1-800-345-2021

Florida Municipal Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

               FLORIDA MUNICIPAL   OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS(2)
                 MONEY MARKET            AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ....... 1.05%                    0.94%        11 OUT OF 43
1 YEAR ............ 2.78%                    2.49%         6 OUT OF 42
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS ........... 3.15%                    2.95%         8 OUT OF 36
5 YEARS(3) ........ 3.21%                    3.03%         8 OUT OF 31
LIFE OF FUND(3) ... 3.38%                    3.11%(4)      2 OUT OF 19(4)

The fund's inception date was 4/11/94.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 4/11/94 to 12/31/96. Beginning on 1/1/97, management fees were phased in at a rate of 0.10% each month until 5/1/97.

(4) Since 4/30/94, the date nearest the fund's inception for which data are available.

See pages 11-12 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                           AS OF 11/30/01
NET ASSETS                 $74.2 MILLION
                        11/30/01      5/31/01
NUMBER OF SECURITIES       27           30
WEIGHTED AVERAGE
   MATURITY              14 DAYS      22 DAYS
EXPENSE RATIO            0.51%*        0.50%

* Annualized.

YIELDS AS OF NOVEMBER 30, 2001

7-DAY CURRENT YIELD             1.39%

7-DAY EFFECTIVE YIELD           1.40%

7-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET            1.92%
   30.5% TAX BRACKET            2.00%
   35.5% TAX BRACKET            2.16%
   39.1% TAX BRACKET            2.28%

* The tax brackets indicated are for federal taxes only.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return. The returns listed in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

                                                  www.americancentury.com      3

Florida Municipal Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Alan Kruss]

     An interview with Alan Kruss, a portfolio manager on the Florida Municipal
Money Market fund investment team. Mr. Kruss took over day-to-day investment responsibility for the fund in November 2001.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED
NOVEMBER 30, 2001?

     The fund continued to provide its shareholders with a high degree of tax-free income. Florida Municipal Money Market's six-month return ranked #11 out of the 43 state-specific tax-exempt money market funds tracked by Lipper
Inc. The fund's longer-term returns also consistently beat the average return of the Lipper group. (See the previous page for fund returns and performance comparisons.)

     The fund's yield also remained higher than its Lipper group average throughout the six-month period. As of November 30, Florida Municipal Money
Market's seven-day effective yield of 1.40% was above the 1.31% average seven-day effective yield of the Lipper category.

BUT THE FUND'S YIELD IS SIGNIFICANTLY LOWER THAN IT WAS SIX MONTHS AGO. WHY?

     Many factors influence municipal money market yields, but in general yields tend to track broad changes in short-term interest rates. To boost the slowing
U.S. economy and stabilize the markets in the wake of September 11, the Federal
Reserve cut short-term rates five times in the past six months, lowering its federal funds rate target from 4% to 2%. Municipal money market yields followed suit--the fund's yield fell from around 3% to 1.4%.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

     We let the fund's average maturity shorten from 22 days to 14 days by investing more than 90% of the portfolio in floating-rate securities, as opposed to other investments, such as one-year notes or commercial paper. The majority of these floating-rate securities adjust their yields weekly. Prior to the events  of September 11, we thought the Fed was about done cutting rates and the economy was poised for a rebound. Since we believed rates were close to bottoming, we didn't want to lock in low yields for an extended period.

WHAT ARE YOUR PLANS FOR FLORIDA MUNICIPAL MONEY MARKET GOING FORWARD?

     The fund's average maturity is still short relative to its Lipper group;
we're in the process of extending back out to a more neutral position. Right now,  one-year Florida municipal notes look the most attractive, but we're reluctant  to buy longer-term notes because the market is expecting rates to rise slightly by the middle of 2002. Instead, we are looking to buy securities maturing in four to six months.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING
                        % OF FUND INVESTMENTS
                          AS OF        AS OF
                        11/30/01      5/31/01
A1+                        75%          82%
A1                         25%          18%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
11 for more information.

PORTFOLIO COMPOSITION
BY MATURITY
                        AS OF NOVEMBER 30, 2001
1-30 DAYS                         98%
MORE THAN 180 DAYS                 2%

[pie chart]
                           AS OF MAY 31, 2001
1-30 DAYS                         80%
31-90 DAYS                        20%

[pie chart]

Investment terms are defined in the Glossary on pages 12-13.

4      1-800-345-2021

Florida Municipal Money Market--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%
               $7,000,000  Broward County Airport Exempt
                              Facility Rev., (Various LearJet
                              Inc. Projects), VRDN, 1.75%,
                              12/6/01                                $ 7,000,000
                1,860,000  Broward County Industrial
                              Development Rev., 1.65%,
                              12/5/01 (Acquired 6/28/01,
                              Cost $1,860,000)(1)                      1,860,000
                1,145,000  Broward County Industrial
                              Development Rev., (MDR
                              Fitness Corp.), VRDN, 1.65%,
                              12/5/01                                  1,145,000
                1,890,000  Capital Projects Finance Auth.
                              Rev., Series 2000 H, (Loan
                              Program), 1.70%, 12/5/01                 1,890,000
                1,800,000  Coral Springs Industrial
                              Development Rev., (Royal
                              Plastics Group), VRDN, 1.65%,
                              12/5/01                                  1,800,000
                  860,000  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., VRDN, 1.64%,
                              12/6/01 (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              12/3/96-3/28/01, Cost
                              $860,000)(1)                               860,000
                6,585,000  Florida Finance Agency Multifamily
                              Housing Rev., (Brandon-C),
                              VRDN, 1.70%, 12/5/01                     6,585,000
                4,000,000  Florida Finance Agency Multifamily
                              Housing Rev., (Country Club),
                              VRDN, 2.20%, 12/3/01                     4,000,000
                4,500,000  Florida Finance Agency Multifamily
                              Housing Rev., (Woodlands),
                              VRDN, 1.76%, 12/5/01                     4,500,000
                5,900,000  Florida Gulf Coast University COP,
                              VRDN, 1.65%, 12/6/01                     5,900,000
                  700,000  Florida Housing Finance Agency
                              Multifamily Housing Rev., Series
                              1990 B, (Beville-Oxford),
                              VRDN, 1.70%, 12/5/01                       700,000
                2,325,000  Florida Housing Finance Agency
                              Trust Receipts, VRDN, 1.75%,
                              12/5/01 (Acquired 1/23/01-
                              6/26/01, Cost $2,325,000)(1)             2,325,000
                4,095,000  Florida Housing Finance Corp.
                              Rev., Series 1999 I1, (Heritage
                              Pointe), VRDN, 1.60%,
                              12/5/01                                  4,095,000
                  470,000  Gulf Breeze Rev., Series 1985 B,
                              (Local Government Loan),
                              VRDN, 1.50%, 12/6/01                       470,000
                1,850,000  Hillsborough County Finance Auth.
                              Single Family Housing Rev.,
                              Series 2001 A2, 2.85%,
                              8/1/02                                   1,850,000
                1,300,000  Hillsborough County Industrial
                              Development Auth. Rev.,
                              (Seaboard Tampa), VRDN,
                              1.85%, 12/5/01                           1,300,000

Principal Amount                                                          Value
--------------------------------------------------------------------------------

               $2,250,000  Hillsborough County Industrial
                              Development Auth. Rev., (Tampa
                              Electric Company Gannon),
                              VRDN, 1.55%, 12/3/01                   $ 2,250,000
                  650,000  Indian River County Industrial
                              Development Rev., (Florida
                              Convention Centers), VRDN,
                              2.30%, 12/3/01                             650,000
                4,700,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 1.55%, 12/5/01
                              (Acquired 6/15/00-11/16/01,
                              Cost $4,700,000)(1)                      4,700,000
                2,700,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Dutton
                              Press Inc.), VRDN, 1.65%,
                              12/5/01 (Acquired 12/27/00-
                              4/11/01, Cost $2,700,000)(1)             2,700,000
                1,000,000  Orange County Health Facilities
                              Auth. Rev., Series 2000 A,
                              (Various Florida Hospital
                              Association Projects), VRDN,
                              1.70%, 12/5/01                           1,000,000
                2,150,000  Orange County Housing Finance
                              Auth. Multifamily Guaranteed
                              Mortgage Rev., Series 1989 A,
                              (Sundown Association II), VRDN,
                              1.76%, 12/5/01                           2,150,000
                2,400,000  Orange County School Board
                              COP, Series 2000 B, VRDN,
                              1.55%, 12/3/01                           2,400,000
                2,000,000  Palm Beach County Airport Rev.,
                              Series 2000 A, (Galaxy
                              Aviation), 1.65%, 12/5/01                2,000,000
                3,415,000  Palm Beach County Health
                              Facilities Auth. Rev., Series
                              1999 B,  (Hospital
                              Improvement), VRDN, 3.00%,
                              12/5/01                                  3,415,000
                5,000,000  Pinellas County Industrial Council
                              Development Rev., (Better
                              Business Forms Inc.), VRDN,
                              1.65%, 12/5/01                           5,000,000
                2,100,000  Pinellas County Industrial Council
                              Development Rev., (Hunter
                              Douglas Inc.), VRDN, 1.65%,
                              12/5/01 (Acquired 3/17/97,
                              Cost $2,100,000)(1)                      2,100,000
                                                                     -----------
TOTAL INVESTMENT SECURITIES -- 100.0%                                $74,645,000
                                                                     ===========

NOTES TO SCHEDULE OF INVESTMENTS

COP = Certificates of Participation

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2001, was
    $14,545,000 which represented 19.6% of net assets.

See Notes to Financial Statements                 www.americancentury.com      5

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (amortized cost
  and cost for federal income tax purposes) ................       $ 74,645,000
Interest receivable ........................................            156,918
Prepaid portfolio insurance (Note 2) .......................              1,810
                                                                   ------------
                                                                     74,803,728
                                                                   ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................................            569,379
Accrued management fees (Note 2) ...........................             29,866
Dividends payable ..........................................              3,584
Payable for trustees' fees
  and expenses (Note 2) ....................................                198
                                                                   ------------
                                                                        603,027
                                                                   ------------

Net Assets .................................................       $ 74,200,701
                                                                   ============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ....................................         74,243,191
                                                                   ============

Net Asset Value Per Share ..................................       $       1.00
                                                                   ============

NET ASSETS CONSIST OF:
Capital paid in ............................................       $ 74,243,191
Accumulated net realized loss
  on investment transactions ...............................            (42,490)
                                                                   ------------
                                                                   $ 74,200,701
                                                                   ============

                                               See Notes to Financial Statements
6      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME
Income:
Interest ................................................             $ 982,154
                                                                      ---------

Expenses (Note 2):
Management fees .........................................               186,302
Trustees' fees and expenses .............................                 1,524
Portfolio insurance
  and other expenses ....................................                 4,703
                                                                      ---------
                                                                        192,529
                                                                      ---------

Net investment income ...................................               789,625
                                                                      ---------

Net realized loss .......................................                (3,238)
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations .............................             $ 786,387
                                                                      =========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      7

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

Decrease in Net Assets                           NOV. 30, 2001     MAY 31, 2001
----------------------                           -------------     ------------

OPERATIONS
Net investment income ....................      $    789,625       $  3,081,710
Net realized loss ........................            (3,238)              (482)
                                                ------------       ------------
Net increase in net assets
  resulting from operations ..............           786,387          3,081,228
                                                ------------       ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............          (789,625)        (3,081,710)
                                                ------------       ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        19,899,482         87,253,801
Proceeds from reinvestment
  of distributions .......................           761,359          2,916,668
Payments for shares redeemed .............       (21,810,262)       (99,718,470)
                                                ------------       ------------
Net decrease in net assets from
  capital share transactions .............        (1,149,421)        (9,548,001)
                                                ------------       ------------

Net decrease in net assets ...............        (1,152,659)        (9,548,483)

NET ASSETS
Beginning of period ......................        75,353,360         84,901,843
                                                ------------       ------------
End of period ............................      $ 74,200,701       $ 75,353,360
                                                ============       ============

TRANSACTIONS IN SHARES OF THE FUND
Sold .................................          19,899,482           87,253,801
Issued in reinvestment
  of distributions ...................             761,359            2,916,668
Redeemed .............................         (21,810,262)         (99,718,470)
                                               -----------          -----------
Net decrease .........................          (1,149,421)          (9,548,001)
                                               ===========          ===========

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Florida Municipal Money Market Fund (the fund) is one of the funds in a series issued by the trust. The fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America.
These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and credited daily and distributed monthly. The fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

    At May 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $38,987 (expiring in 2004 through
2009) which may be used to offset future taxable gains.

    The fund has elected to treat net capital losses of $479, incurred in the seven-month period ended May 31, 2001, as having been incurred in the following fiscal year for federal income tax purposes.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) that provides each fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees' who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category
Fee range from 0.1570% to 0.2700% and the rates for the Complex Fee range from
0.2900% to 0.3100%. For the six months ended November 30, 2001, the effective annual management fee was 0.49%.

    MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with MBIA Insurance
Corporation (MBIA). MBIA provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to MBIA on a yearly basis, which are amortized over one year.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc., the parent of the trust's investment manager, ACIM, the distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

                                                  www.americancentury.com      9

Florida Municipal Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         2001(1)      2001       2000       1999       1998       1997
                                         -------      ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period .................   $1.00       $1.00      $1.00      $1.00      $1.00      $1.00
                                        ---------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ...............    0.01        0.04       0.03       0.03       0.03       0.03
                                        ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income ..........  (0.01)      (0.04)     (0.03)     (0.03)     (0.03)     (0.03)
                                        ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period ........   $1.00       $1.00      $1.00      $1.00      $1.00      $1.00
                                        =========   ========   ========   ========   ========   ========
  Total Return(2) .....................   1.05%       3.72%      3.30%      2.92%      3.31%      3.55%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets ............... 0.51%(3)      0.50%      0.50%      0.50%      0.51%      0.12%
Ratio of Operating Expenses
  to Average Net Assets
  (Before Expense Waiver) ............. 0.51%(3)      0.50%      0.50%      0.50%      0.53%      0.66%
Ratio of Net Investment Income
  to Average Net Assets ............... 2.08%(3)      3.67%      3.26%      2.88%      3.25%      3.48%
Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) ............. 2.08%(3)      3.67%      3.26%      2.88%      3.23%      2.94%
Net Assets, End of Period
  (in thousands) ......................  $74,201     $75,353    $84,902    $87,509   $109,684   $112,129

(1) Six months ended November 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

                                               See Notes to Financial Statements
10      1-800-345-2021                See Glossary for a Definition of the Table

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     FLORIDA MUNICIPAL MONEY MARKET seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS category invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

   Portfolio Manager
       ALAN KRUSS

   Municipal Credit Research Director
       STEVEN PERMUT

   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

                                                 www.americancentury.com      11

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 10.

YIELDS

*   7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

*   7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT --  a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) --  a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

*   PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

*   VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly)
interest rate adjustments.

12      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      13

Notes
--------------------------------------------------------------------------------

14      1-800-345-2021

Notes
--------------------------------------------------------------------------------

                                                 www.americancentury.com      15

Notes
--------------------------------------------------------------------------------

16      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-SAN-28094S                     (c)2002 American Century Services Corporation

[front cover]

AMERICAN CENTURY
Semiannual Report

[photo of rowers]

Tax-Free Money Market

November 30, 2001                [american century logo and text logo (reg.sm)]

[inside front cover]

TURN TO THE INSIDE BACK COVER TO SEE A LIST OF AMERICAN CENTURY FUNDS CLASSIFIED
BY OBJECTIVE AND RISK.

Our Message to You
--------------------------------------------------------------------------------
[photo of James E. Stowers, Jr. and James E. Stowers III]
James E. Stowers, Jr., standing, with James E. Stowers III

     In the six months ended November 30, 2001, we experienced historic political, economic, and financial events that created an atmosphere of increased caution and uncertainty for U.S. citizens and investors. September 11 changed America's perception of the world and our place in it, and a recession further challenged our resolve and resources.

     But the events of September also reawakened America's "can do"
spirit. By November, sentiment had changed, helped by the lowest interest rates in a generation, favorable results in the war against terrorism, and signs that the economy was starting to stabilize. That was good news for the U.S. economy, corporations, and consumers. One unfortunate by-product of the decrease in interest rates is that money market fund yields declined significantly in 2001.

     Amid all this turmoil, nothing has changed here at American Century  from an investment policy standpoint. Our portfolio managers continue to follow their time-tested strategies, regardless of market, political, and economic conditions.

     And once again, those time-tested strategies resulted in a strong performance by the American Century Tax-Free Money Market fund, which also produced very attractive long-term returns compared with the other funds in its
Lipper group (see page 3 for detailed performance information). Our investment professionals discuss the market environment and factors behind the fund's upbeat performance on page 4.

     In spite of all the changes and uncertainty, you can count on your investment professionals at American Century to continue to follow the practices and procedures that have been in place here for years, guiding your investments through all types of market conditions.

     And as always, we appreciate your continued confidence in American Century, especially during these turbulent times.

Sincerely,
/s/James E. Stowers, Jr.                               /s/James E. Stowers III
James E. Stowers, Jr.                                     James E. Stowers III
Chairman of the Board and Founder                     Co-Chairman of the Board

[right margin]

   Frequently Asked
      Questions ...........................................................    2
TAX-FREE MONEY MARKET

   Portfolio Composition
      by Credit Rating ....................................................    4
   Portfolio Composition
      by Maturity .........................................................    4
   Schedule of Investments ................................................    5
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities .........................................................    8
   Statement of Operations ................................................    9
   Statement of Changes
      in Net Assets .......................................................   10
   Notes to Financial
      Statements ..........................................................   11
   Financial Highlights ...................................................   12
OTHER INFORMATION
   Background Information
      Investment Philosophy
         and Policies .....................................................   13
      Lipper Rankings .....................................................   13
      Credit Rating
         Guidelines .......................................................   13
      Investment Team
         Leaders ..........................................................   13
   Glossary ...............................................................   14

                                                  www.americancentury.com      1

Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

WHEN ARE DIVIDENDS PAID?

     Dividends are paid on the last business day of the month. We hope this makes your dividend payment date easy to remember.

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check,  military allotment, or payments from other government agencies. Visit our Web site or give us a call to obtain the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     There is a seven-business-day hold on deposited funds--including your initial investment in a new account. There is a one-business-day hold on wire transfers.

IS THERE A COST FOR WRITING CHECKS ON MY MONEY MARKET ACCOUNT?

     As long as each check is for $100 or more, you can write as many checks as you like at no charge.

HOW CAN I KEEP TRACK OF MY MONEY MARKET FUND TRANSACTIONS BETWEEN ACCOUNT
STATEMENTS?

     You can access your investments any time through our automated telephone line and the American Century Web site. These services provide fund yields, returns, account information, and transaction services.

     You can keep tabs on your investments by:

*    visiting our Web site at
     www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021* weekdays,
     7 a.m.-7 p.m. Central time Saturdays, 9 a.m.-2 p.m. Central time

WHY DOES MY MONEY MARKET FUND YIELD FLUCTUATE?

     Money market funds are managed to maintain a stable $1 share price, but their yields will fluctuate with changes in market conditions. Common reasons for changes in your fund's yield are adjustments to Federal Reserve interest rate policy, the outlook for inflation,  and supply and demand for money market securities.

IS MY MONEY MARKET INVESTMENT BACKED BY THE FEDERAL GOVERNMENT?

     No money market fund is guaranteed or insured by the FDIC or any other government agency. So, although money market funds are intended to preserve the value of your investment at $1 per share, there's no guarantee that they'll be able to do so.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT
1-800-345-2021.

* We must have your written or electronic authorization on file if you wish to make exchanges by phone, on our Automated Information Line, or through our Web site.

[left margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to have your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways to get access to this money faster than waiting for a check in the mail:

*    YOU CAN HAVE DISTRIBUTIONS FROM ANOTHER AMERICAN CENTURY ACCOUNT
     DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

*    DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three to five days.

Contact our Investor Relations Representatives to set up either of these options.

2      1-800-345-2021

Tax-Free Money Market--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF NOVEMBER 30, 2001

                                 TAX-FREE      TAX-EXEMPT MONEY MARKET FUNDS(2)
                               MONEY MARKET    AVERAGE RETURN   FUND'S RANKING
================================================================================
6 MONTHS(1) ...................... 1.04%           0.92%         21 OUT OF 136
1 YEAR ........................... 2.75%           2.45%         12 OUT OF 132
================================================================================
AVERAGE ANNUAL RETURNS
3 YEARS(3) ....................... 3.15%           2.86%         10 OUT OF 120
5 YEARS(3) ....................... 3.27%           2.94%          8 OUT OF 112
10 YEARS(3) ...................... 2.95%           2.80%         11 OUT OF 76

The fund's inception date was 7/31/84.

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Inc., an independent mutual fund ranking service.

(3) Fund returns and rankings would have been lower if management fees had not been waived from 8/1/97 to 7/31/98. Beginning on 8/1/98, management fees were phased in at a rate of 0.10% each month until 12/1/98.

See pages 13-14 for information about returns and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                              AS OF 11/30/01
NET ASSETS                    $251.6 MILLION
                           11/30/01      5/31/01
NUMBER OF SECURITIES          56           56
WEIGHTED AVERAGE
   MATURITY                 29 DAYS      35 DAYS
EXPENSE RATIO               0.50%*        0.50%

* Annualized.

YIELDS AS OF NOVEMBER 30, 2001

7-DAY CURRENT YIELD                1.46%

7-DAY EFFECTIVE YIELD              1.47%

7-DAY TAX-EQUIVALENT YIELDS*
   27.5% TAX BRACKET               2.01%
   30.5% TAX BRACKET               2.10%
   35.5% TAX BRACKET               2.26%
   39.1% TAX BRACKET               2.40%

* The tax brackets indicated are for federal taxes only.

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day current yield more closely reflects the current earnings of the fund than the total return. The returns listed in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

                                                 www.americancentury.com      3

Tax-Free Money Market--Q&A
--------------------------------------------------------------------------------
[photo of Alan Kruss]

     An interview with Alan Kruss, a portfolio manager on the Tax-Free Money
Market fund investment team. Mr. Kruss took over day-to-day investment responsibility for the fund in November 2001.

HOW DID TAX-FREE MONEY MARKET PERFORM DURING THE SIX MONTHS ENDED NOVEMBER 30,
2001?

     The fund continued to outperform the average tax-free money market fund, ranking in the top 20% of the 136 tax-exempt money market funds tracked by
Lipper Inc. Tax-Free Money Market's longer-term returns consistently rank in the top 15% of the Lipper group. (See the previous page for fund returns and performance comparisons.)

     The fund's yield also remained higher than its Lipper group average throughout the six-month period. As of November 30, Tax-Free Money Market's seven-day effective yield of 1.47% was well above the 1.21% average seven-day effective yield of the Lipper category.

BUT THE FUND'S YIELD IS SIGNIFICANTLY LOWER THAN IT WAS SIX MONTHS AGO. WHY?

     Many factors influence municipal money market yields, but in general yields tend to track broad changes in short-term interest rates. To boost the slowing
U.S. economy and stabilize the markets in the wake of September 11, the Federal
Reserve cut short-term rates five times in the past six months, lowering its federal funds rate target from 4% to 2%. Municipal money market yields followed suit--the fund's yield fell from around 3% to about 1.5%.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

     We let the fund's average maturity shorten to as low as 20 days by holding more floating-rate securities than other investments, such as one-year notes or commercial paper. The majority of these securities adjust their yields weekly.
Prior to the events of September 11, we thought the Fed was about done cutting rates and the economy was poised for a rebound. Since we believed rates were close to bottoming, we didn't want to lock in low yields for an extended period.

WHAT ARE YOUR PLANS FOR TAX-FREE MONEY MARKET GOING FORWARD?

     The fund's average maturity is still short relative to its Lipper group;
we're in the process of extending back out to a more neutral position. Right now,  one-year municipal notes look the most attractive, but we're reluctant to buy longer-term notes because the market is expecting rates to rise slightly by the middle of 2002. Instead, we are looking to buy securities maturing in four to  six months.

[left margin]

PORTFOLIO COMPOSITION BY
CREDIT RATING

                     % OF FUND INVESTMENTS
                       AS OF        AS OF
                     11/30/01      5/31/01
A1+                    74%           84%
A1                     26%           16%

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page
13 for more information.

PORTFOLIO COMPOSITION
BY MATURITY
                     AS OF NOVEMBER 30, 2001
1-30 DAYS                      86%
31-90 DAYS                      8%
91-180 DAYS                     6%

[pie chart]

                        AS OF MAY 31, 2001
1-30 DAYS                      84%
31-90 DAYS                     10%
91-180 DAYS                     6%

[pie chart]

Investment terms are defined in the Glossary on pages 14-15.

4      1-800-345-2021

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES -- 100.0%

CALIFORNIA -- 7.5%
             $  2,500,000  California Rev. Anticipation Notes,
                              3.25%, 6/28/02                        $  2,517,848
                9,000,000  California Rev. Anticipation Notes,
                              Series 2001 C, VRDN, 1.72%,
                              12/6/01                                  8,996,071
                7,500,000  San Bernardino Single Family
                              Mortgage Rev., Series 2001 A,
                              2.40%, 7/1/02
                              (GNMA/FNMA)                              7,500,000
                                                                    ------------
                                                                      19,013,919
                                                                    ------------
COLORADO -- 4.2%
                2,500,000  Arapahoe County Industrial
                              Development Rev., (Denver
                              Jetcenter), VRDN, 2.35%,
                              12/3/01 (LOC: U.S. Bank,
                              N.A.)                                    2,500,000
                3,450,000  Arvada Water Enterprise Rev.,
                              VRDN, 2.40%, 12/3/01 (FSA)               3,450,000
                3,555,000  Fort Collins Economic
                              Development Rev., Series
                              2001 A, (Oakridge), VRDN,
                              1.75%, 12/6/01 (LOC: U.S.
                              Bank, N.A.)                              3,555,000
                1,250,000  University of Colorado Parking
                              Rev., Series 2001 A, 4.50%,
                              6/1/02                                   1,257,859
                                                                    ------------
                                                                      10,762,859
                                                                    ------------
FLORIDA -- 30.3%
                1,500,000  Broward County Airport Exempt
                              Facility Rev., (Various LearJet Inc.
                              Projects), VRDN, 1.75%,
                              12/6/01 (LOC: Bank of
                              America N.A.)                            1,500,000
                6,910,000  Capital Projects Finance Auth.
                              Rev., Series 2000 H, (Loan
                              Program), 1.70%, 12/5/01                 6,910,000
                6,100,000  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Brandon-C), VRDN, 1.70%,
                              12/5/01                                  6,100,000
               11,505,000  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Country Club), VRDN, 2.20%,
                              12/3/01 (LOC: Bank of
                              New York)                               11,505,000
                3,500,000  Florida Finance Agency
                              Multifamily Housing Rev.,
                              (Woodlands), VRDN, 1.76%,
                              12/5/01 (LOC: Northern Trust
                              Company)                                 3,500,000
                3,070,000  Florida Housing Finance Agency
                              Multifamily Housing Rev., Series
                              1990 B, (Beville-Oxford),
                              VRDN, 1.70%, 12/5/01
                              (Guaranteed: Continental
                              Casualty Co.)                            3,070,000

Principal Amount                                                          Value
--------------------------------------------------------------------------------

             $  4,000,000  Hillsborough County Industrial
                              Development Auth. Rev., (Various
                              Tampa Metro Area YMCA
                              Projects), VRDN, 1.65%,
                              12/6/01 (LOC: Bank of
                              America N.A.)                         $  4,000,000
                3,300,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 1.55%, 12/5/01
                              (SBBPA: Societe Generale)
                              (Acquired 2/1/01-9/4/01,
                              Cost $3,300,000)(1)                      3,300,000
               23,852,000  Koch Floating Rate Trust Rev.,
                              Series 2000-1, VRDN, 1.79%,
                              12/6/01 (AMBAC) (SBBPA:
                              State Street Bank & Trust
                              Co.)(Acquired 5/2/00-
                              11/30/01, Cost $23,852,000)(1)          23,852,000
                3,850,000  Miami-Dade County Industrial
                              Development Auth. Rev., (Various
                              Gulliver Schools Projects),
                              VRDN, 1.65%, 12/6/01 (LOC:
                              Bank of America N.A.)                    3,850,000
                4,400,000  Orange County Health Facilities
                              Auth. Rev., (Presbyterian
                              Retirement), VRDN, 1.65%,
                              12/6/01 (LOC: Bank of
                              America N.A.) (Acquired 1/8/01,
                              Cost $4,400,000)(1)                      4,400,000
                5,000,000  Orange County Health Facilities
                              Auth. Rev., Series 2000 A,
                              (Various Florida Hospital
                              Association Projects), VRDN,
                              1.70%, 12/5/01                           5,000,000
                                                                    ------------
                                                                      76,987,000
                                                                    ------------
GEORGIA -- 10.5%
                2,300,000  Emanuel County Development
                              Auth. Rev., (Jabo Metal
                              Fabrication), VRDN, 1.70%,
                              12/5/01 (LOC: Suntrust Bank)             2,300,000
                5,000,000  Fulton County Development Auth.
                              Rev., (Lovett School), VRDN,
                              1.55%, 12/5/01 (LOC:
                              Suntrust Bank)                           5,000,000
                3,500,000  Fulton County Development Auth.
                              Rev., (Various Trinity Schools Inc.
                              Projects), VRDN, 1.55%,
                              12/5/01 (LOC: Suntrust Bank)             3,500,000
                5,000,000  Gwinnett County Development
                              Auth. Rev., (Various Wesleyan
                              Schools Inc. Projects), 1.55%,
                              12/5/01 (LOC: Suntrust Bank)             5,000,000
                6,000,000  Municipal Electric Auth. of Georgia
                              Rev., Series 1997 B, (Project
                              One), 5.00%, 1/1/02 (MBIA)               6,004,549
                4,700,000  Richmond County Hospital Auth.
                              Rev. Anticipation Certificates,
                              (University Health Services Inc.),
                              VRDN, 1.55%, 12/5/01 (LOC:
                              Suntrust Bank)                           4,700,000
                                                                    ------------
                                                                      26,504,549
                                                                    ------------

See Notes to Financial Statements                 www.americancentury.com      5

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
INDIANA -- 0.4%
             $  1,140,000  Pike Township School Building
                              Corporation Rev., 4.50%,
                              1/15/02 (FGIC)                        $  1,141,840
                                                                    ------------
KENTUCKY -- 3.1%
                7,300,000  Kentucky Economic Development
                              Finance Auth. Rev., (Pooled
                              Hospital Loan Program), VRDN,
                              1.70%, 12/5/01 (Capital
                              Reinsurance Company) (SBBPA:
                              Chase Manhattan Bank)                    7,300,000
                  705,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 1.70%, 12/5/01 (LOC:
                              PNC Bank NA)                               705,000
                                                                    ------------
                                                                       8,005,000
                                                                    ------------
MICHIGAN -- 1.2%
                3,185,000  Michigan State Housing
                              Development Auth. Rev., (Pine
                              Ridge), VRDN, 1.55%, 12/5/01
                              (LOC: Bank One)                          3,185,000
                                                                    ------------
MINNESOTA -- 1.5%
                3,700,000  St. Paul Housing &
                              Redevelopment Auth. Rev.,
                              (Kendrick Apartments), VRDN,
                              1.75%, 12/5/01 (LOC: U.S.
                              Bank Trust N.A.)                         3,700,000
                                                                    ------------
MISSOURI -- 4.1%
                3,600,000  Lebanon Industrial Development
                              Auth. Rev., (Various Durham
                              County Projects), VRDN, 1.75%,
                              12/5/01 (LOC: Commerce
                              Bank N.A.)                               3,600,000
                1,920,000  Missouri Development Finance
                              Board Industrial Development
                              Rev., (J & J Enterprises),
                              VRDN, 1.70%, 12/5/01 (LOC:
                              Commerce Bank N.A.)                      1,920,000
                4,825,000  Sikeston Electric Rev., 6.25%,
                              6/1/02, Prerefunded at 102%
                              of Par (MBIA)(2)                         4,999,419
                                                                    ------------
                                                                      10,519,419
                                                                    ------------
NEVADA -- 1.6%
                4,000,000  Clark County Economic
                              Development Rev., (Lutheran
                              Secondary School Association),
                              VRDN, 1.70%, 12/6/01 (LOC:
                              Allied Irish Banks PLC)                  4,000,000
                                                                    ------------
NEW HAMPSHIRE -- 2.7%
                6,990,000  New Hampshire Health &
                              Education Auth. Hospital Rev.,
                              VRDN, 1.76%, 12/6/01                     6,990,000
                                                                    ------------
NEW YORK -- 3.5%
                2,000,000  New York City Transitional Finance
                              Auth. Rev., (Future Tax Secured),
                              VRDN, Series 1998 C, 1.55%,
                              12/3/01                                  2,000,000

Principal Amount                                                         Value
--------------------------------------------------------------------------------

             $  7,000,000  New York GO, Series 1994 B,
                              VRDN, 1.45%, 12/3/01
                              (MBIA)                                $  7,000,000
                                                                    ------------
                                                                       9,000,000
                                                                    ------------
NORTH CAROLINA -- 6.3%
                2,000,000  Mecklenburg County GO, (Public
                              Improvement), 6.20%, 1/1/02,
                              Prerefunded at 101.5% of Par(2)          2,035,052
                5,290,000  North Carolina Capital Facilities
                              Finance Agency Rev., (North
                              Carolina A&T Foundation),
                              1.65%, 12/6/01 (LOC: First
                              Union National Bank)                     5,290,000
                8,835,000  North Carolina Medical Care
                              Commission Rev., (Aldersgate),
                              VRDN, 1.60%, 12/5/01 (LOC:
                              Branch Banking & Trust)                  8,835,000
                                                                    ------------
                                                                      16,160,052
                                                                    ------------
OHIO -- 1.5%
                3,950,000  Clinton County Hospital Rev.,
                              (Ohio Hospital Capital Inc.),
                              VRDN, 1.60%, 12/5/01 (LOC:
                              Fifth Third Bank)                        3,950,000
                                                                    ------------
PENNSYLVANIA -- 0.4%
                1,100,000  Allegheny County Industrial
                              Development Auth. Pollution
                              Control Rev., Series 2001 A,
                              (Longwood), VRDN, 1.55%,
                              12/3/01                                  1,100,000
                                                                    ------------
SOUTH CAROLINA -- 2.8%
                2,500,000  South Carolina Jobs-Economic
                              Development Auth. Rev., Series
                              2000 B, (Ortec Inc.), 1.75%,
                              12/6/01 (LOC: Bank of
                              America N.A.)                            2,500,000
                4,735,000  South Carolina Public Service
                              Auth. Rev., Series 1998 A,
                              5.00%, 1/1/02                            4,742,912
                                                                    ------------
                                                                       7,242,912
                                                                    ------------
TENNESSEE -- 3.5%
                1,100,000  Clarksville Public Building Auth.
                              Rev., VRDN, 1.60%, 12/3/01
                              (LOC: Bank of America N.A.)              1,100,000
                4,995,000  Elizabethton Health &
                              Educational Facilities Board Rev.,
                              1.76%, 12/6/01 (Acquired
                              3/5/01, Cost $4,995,000)(1)              4,995,000
                2,900,000  Morristown Health Educational
                              & Housing Facilities Board
                              Rev., (All Saints Episcopal
                              School), VRDN, 1.60%,
                              12/5/01 (LOC: Suntrust Bank)             2,900,000
                                                                    ------------
                                                                       8,995,000
                                                                    ------------

6      1-800-345-2021                          See Notes to Financial Statements

Tax-Free Money Market--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
NOVEMBER 30, 2001 (UNAUDITED)

Principal Amount                                                         Value
--------------------------------------------------------------------------------
TEXAS -- 7.6%
             $  5,000,000  ABN AMRO Munitops Certificate
                              Trust GO, VRDN, 1.60%,
                              12/5/01 (FSA) (Acquired
                              6/7/01, Cost $5,000,000)(1)           $  5,000,000
                5,500,000  Gulf Coast Industrial Development
                              Auth. Rev., (Petrounited Term
                              Inc.), VRDN, 1.65%, 12/6/01
                              (LOC: Bank One Texas N.A.)               5,500,000
                8,755,000  Port Arthur Navigation District
                              Rev., (Motiva Enterprises),
                              1.85%, 12/5/01                           8,755,000
                                                                    ------------
                                                                      19,255,000
                                                                    ------------
UTAH -- 1.8%
                4,515,000  Salt Lake City Rev., (Rowland Hall
                              St. Marks), VRDN, 1.40%,
                              12/6/01 (FGIC) (LOC: BNP
                              Paribas)                                 4,515,000
                                                                    ------------
VIRGINIA -- 0.8%
                2,000,000  Halifax County Industrial
                              Development Auth. Rev.,
                              (O'Sullivan Industries), VRDN,
                              1.70%, 12/6/01 (LOC: Bank
                              of America N.A.) (Acquired
                              2/1/99, Cost $2,000,000)(1)              2,000,000
                                                                    ------------
WASHINGTON -- 4.7%
                1,285,000  Pierce County Economic
                              Development Corporate Rev.,
                              (K & M Holdings II), VRDN,
                              1.90%, 12/5/01 (LOC: Wells
                              Fargo Bank, N.A.) (Acquired
                              11/17/97, Cost $1,285,000)(1)            1,285,000
                2,600,000  Washington Housing Finance
                              Commission Nonprofit Rev.,
                              (YMCA Columbia/Willamette),
                              VRDN, 1.60%, 12/6/01 (LOC:
                              Wells Fargo Bank, N.A.)                  2,600,000
                2,000,000  Washington Housing Finance
                              Commission Rev., (Cedar
                              Landing Apartment), VRDN,
                              1.75%, 12/6/01 (LOC: U.S.
                              Bank N.A.)                               2,000,000
                6,000,000  Washington Housing Finance
                              Commission Rev., VRDN,
                              1.76%, 12/6/01                           6,000,000
                                                                    ------------
                                                                      11,885,000
                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 100.0%                               $254,912,550
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective
November 30, 2001.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at November 30, 2001 was
    $44,832,000 which represented 17.8% of net assets.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements                 www.americancentury.com      7

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

ASSETS
Investment securities, at value (amortized cost
  and cost for federal income tax purposes) ...............       $ 254,912,550
Interest receivable .......................................             939,890
Prepaid portfolio insurance ...............................               4,862
                                                                  -------------
                                                                    255,857,302
                                                                  -------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ..................................           4,100,926
Accrued management fees (Note 2) ..........................             100,930
Dividends payable .........................................              17,204
Payable for trustees' fees
  and expenses (Note 2) ...................................                 668
                                                                  -------------
                                                                      4,219,728
                                                                  -------------

Net Assets ................................................       $ 251,637,574
                                                                  =============

CAPITAL SHARES
Outstanding (unlimited number
  of shares authorized) ...................................         251,697,945
                                                                  =============

Net Asset Value Per Share .................................       $        1.00
                                                                  =============

NET ASSETS CONSIST OF:
Capital paid in ...........................................         $251,697,94
Accumulated net realized loss
  on investment transactions ..............................             (60,371)
                                                                  -------------
                                                                  $ 251,637,574
                                                                  =============

                                               See Notes to Financial Statements
8      1-800-345-2021                 See Glossary for a Definition of the Table

Statement of Operations
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest ................................................           $ 3,213,356
                                                                    -----------

Expenses (Note 2):
Management fees .........................................               616,644
Trustees' fees and expenses .............................                 5,031
Portfolio insurance .....................................                12,652
                                                                    -----------
                                                                        634,327
                                                                    -----------

Net investment income ...................................             2,579,029
                                                                    -----------

Net realized loss on
  investment transactions ...............................                (2,522)
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 2,576,507
                                                                    ===========

See Notes to Financial Statements
See Glossary for a Definition of the Table        www.americancentury.com      9

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED) AND YEAR ENDED MAY 31, 2001

Increase in Net Assets                           NOV. 30, 2001     MAY 31, 2001
----------------------                           -------------     ------------

OPERATIONS
Net investment income ....................     $   2,579,029      $   8,694,774
Net realized loss on
  investment transactions ................            (2,522)            (9,941)
                                               -------------      -------------
Net increase in net assets
  resulting from operations ..............         2,576,507          8,684,833
                                               -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ...............        (2,579,029)        (8,717,749)
                                               -------------      -------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold ................        82,474,373        222,488,551
Proceeds from reinvestment
  of distributions .......................         2,471,510          8,217,710
Payments for shares redeemed .............       (82,766,809)      (215,064,517)
                                               -------------      -------------
Net increase in net assets from
  capital share transactions .............         2,179,074         15,641,744
                                               -------------      -------------

Net increase in net assets ...............         2,176,552         15,608,828

NET ASSETS
Beginning of period ......................       249,461,022        233,852,194
                                               -------------      -------------
End of period ............................     $ 251,637,574      $ 249,461,022
                                               =============      =============

TRANSACTIONS IN SHARES OF THE FUND
Sold .....................................        82,474,373        222,488,551
Issued in reinvestment
  of distributions .......................         2,471,510          8,217,710
Redeemed .................................       (82,766,809)      (215,064,517)
                                               -------------      -------------
Net increase .............................         2,179,074         15,641,744
                                               =============      =============

                                               See Notes to Financial Statements
10      1-800-345-2021                See Glossary for a Definition of the Table

Notes to Financial Statements
--------------------------------------------------------------------------------

NOVEMBER 30, 2001 (UNAUDITED)

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION -- American Century Municipal Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Tax-Free Money Market Fund (the fund) is one of the funds in a series issued by the trust. The fund is diversified under the
1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies are in accordance with accounting principles generally accepted in the United States of America. These policies may require the use of estimates by fund management.

    SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The fund does not expect to realize any long-term capital gains and accordingly, does not expect to pay any capital gain distributions.

    At May 31, 2001, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $51,504 (expiring in 2008 and
2009) which may be used to offset future taxable gains.

    For the seven months ended May 31, 2001, the fund incurred net capital losses of $6,347. The fund has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    MANAGEMENT FEES -- The trust has entered into a Management Agreement with
American Century Investment Management, Inc. (ACIM) under which ACIM provides the fund with investment advisory and management services in exchange for a single unified management fee.  The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, portfolio insurance, interest, fees and expenses of those trustees who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly. It consists of an Investment Category Fee based on the average net assets of the funds in a specific fund's investment category and a Complex Fee based on the average net assets of all the funds managed by ACIM. The rates for the Investment Category Fee range from 0.1570% to 0.2700% and the rates for the
Complex Fee range from 0.2900% to 0.3100%. For the six months ended November 30,
2001, the effective annual management fee was 0.49%.

    MONEY MARKET INSURANCE -- The fund, along with other money market funds managed by ACIM, has entered into an insurance agreement with MBIA Insurance
Corporation (MBIA). MBIA provides limited coverage for certain loss events including issuer defaults as to payment of principal or interest and insolvency of a credit enhancement provider. The fund pays annual premiums to MBIA on a yearly basis, which are amortized over one year.

    RELATED PARTIES -- Certain officers and trustees of the trust are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc., the parent of the trust's investment manager, ACIM, a distributor of the trust, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services Corporation.

                                                 www.americancentury.com      11

Tax-Free Money Market--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        2001(1)      2001       2000       1999       1998       1997
                                        -------      ----       ----       ----       ----       ----
PER-SHARE DATA
Net Asset Value,
  Beginning of Period ................   $1.00       $1.00      $1.00      $1.00      $1.00      $1.00
                                       ---------   --------   --------   --------   --------   --------
Income From Investment Operations
  Net Investment Income ..............    0.01        0.04       0.03       0.03       0.04       0.03
                                       ---------   --------   --------   --------   --------   --------
Distributions
  From Net Investment Income .........  (0.01)      (0.04)     (0.03)     (0.03)     (0.04)     (0.03)
                                       ---------   --------   --------   --------   --------   --------
Net Asset Value, End of Period .......   $1.00       $1.00      $1.00      $1.00      $1.00      $1.00
                                       =========   ========   ========   ========   ========   ========
  Total Return(2) ....................   1.04%       3.71%      3.30%      3.10%      3.70%      2.98%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
  to Average Net Assets .............. 0.50%(3)      0.50%      0.50%    0.31%(4)   0.04%(4)     0.67%
Ratio of Net Investment Income
  to Average Net Assets .............. 2.05%(3)      3.64%      3.23%    3.10%(4)   3.68%(4)     2.93%
Net Assets, End of Period
  (in thousands) ..................... $251,638    $249,461   $233,852   $283,046   $444,277    $85,730

(1) Six months ended November 30, 2001 (unaudited).

(2) Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

(4) ACIM voluntarily waived its management fee from August 1, 1997 through July
    31, 1998. Effective August 1, 1998, ACIM began decreasing the waiver by
    0.10% of the fund's net assets on a monthly basis, until the waiver expired in December 1998. In the absence of the waiver, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.50% and 2.91% for 1999 and 0.52% and 3.20% for
    1998, respectively.

                                               See Notes to Financial Statements
12      1-800-345-2021                See Glossary for a Definition of the Table

Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each is managed to provide a "pure play" on a specific sector of the fixed-income market.

     To ensure adherence to this principle, the basic structure of each portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions.

     Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     TAX-FREE MONEY MARKET seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     An investment  in Tax-Free Money Market is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

     Investment income may be subject  to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's TAX-EXEMPT MONEY MARKET FUNDS category intend to maintain a constant net asset value and invest in high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING GUIDELINES

     Credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in fixed-income investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating.

     A-1 (which includes A-1+) is Standard & Poor's highest credit rating for short-term securities. Here are the most common short-term credit ratings and their definitions:

*    A-1+: extremely strong ability to meet financial obligations.

*    A-1: strong ability to meet financial obligations.

*    A-2: satisfactory ability to meet financial obligations.

     It's important to note that credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality.

[right margin]

INVESTMENT TEAM LEADERS

   Portfolio Manager
       ALAN KRUSS

   Municipal Credit Research Director
       STEVEN PERMUT

   Municipal Credit Analysts
       DAVID MOORE
       BILL MCCLINTOCK
       TIM BENHAM
       BRAD BODE

                                                 www.americancentury.com      13

Glossary
--------------------------------------------------------------------------------

RETURNS

*   TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

*   AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the
"Financial Highlights" on page 12.

YIELDS

*   7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

*   7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

*   TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

*   BASIS POINT --  a basis point equals one one-hundredth of a percentage point
(or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

PORTFOLIO STATISTICS

*   NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

*   WEIGHTED AVERAGE MATURITY (WAM) --  a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the greater the portfolio's interest rate sensitivity.

*   EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See
Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

*   MUNICIPAL COMMERCIAL PAPER (CP) -- high-grade short-term securities backed by a line of credit from a bank.

*   MUNICIPAL NOTES -- securities with maturities of two years or less.

*   PUT BONDS -- long-term securities that can be "put back" (i.e., sold at face value) to a specified buyer at a prearranged date.

*   VARIABLE-RATE DEMAND NOTES (VRDNS) -- securities that track market interest rates and stabilize their market values using periodic (daily or weekly)
interest rate adjustments.

14      1-800-345-2021

Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

FUND CLASSIFICATIONS

    Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

    The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

*   CAPITAL PRESERVATION -- offers taxable and tax-free money market funds for relative stability of principal and liquidity.

*   INCOME -- offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than  stock funds.

*   GROWTH & INCOME -- offers funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

*   GROWTH -- offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price-fluctuation risk.

RISK

    The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

*   CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

*   MODERATE -- these funds generally provide moderate return potential with moderate price-fluctuation risk.

*   AGGRESSIVE -- these funds generally provide high return potential with corresponding high price-fluctuation risk.

FINANCIAL STATEMENTS

*   STATEMENT OF ASSETS AND LIABILITIES -- breaks down the fund's ASSETS (such as securities, cash, and other  receivables) and LIABILITIES (money owed for securities  purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's NET ASSETS. The net assets divided by shares outstanding is the share price,  or NET ASSET VALUE PER SHARE. For funds offering mutiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

*   STATEMENT OF OPERATIONS -- shows how the fund's net assets changed during the reporting period as a result of the fund's operations.  In other words, it shows how much money the fund made or lost as a result of dividend AND/OR interest income, fees and expenses, and investment gains or losses.

*   STATEMENT OF CHANGES IN NET ASSETS -- shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the STATEMENT
OF OPERATIONS), income and capital gain distributions, and shareholder investments and redemptions.

*   FINANCIAL HIGHLIGHTS -- itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and  portfolio turnover (a gauge of the fund's trading activity).

                                                 www.americancentury.com      15

Notes
--------------------------------------------------------------------------------

16      1-800-345-2021

[inside back cover]

AMERICAN CENTURY FUNDS

===============================================================================
GROWTH
===============================================================================

MODERATE RISK

   SPECIALTY
   Global Natural Resources

AGGRESSIVE RISK

   DOMESTIC EQUITY                 INTERNATIONAL
   Veedot(reg.sm)                  Emerging Markets
   New Opportunities**             International Opportunities
   New Opportunities II            International Discovery**
   Giftrust(reg.sm)                International Growth
   Vista                           Global Growth
   Heritage
   Growth                          SPECIALTY
   Ultra(reg.sm)                   Global Gold
   Select                          Technology
                                   Life Sciences

===============================================================================
GROWTH AND INCOME
===============================================================================

MODERATE RISK

   ASSET ALLOCATION                DOMESTIC EQUITY
   Balanced                        Equity Growth
   Strategic Allocation:           Equity Index
      Aggressive                   Large Cap Value
   Strategic Allocation:           Tax-Managed Value
      Moderate                     Income & Growth
   Strategic Allocation:           Value
      Conservative                 Equity Income

                                   SPECIALTY
                                   Utilities
                                   Real Estate

AGGRESSIVE RISK

   DOMESTIC EQUITY
   Small Cap Quantitative
   Small Cap Value**

===============================================================================
INCOME
===============================================================================

CONSERVATIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Treasury                        CA Intermediate-Term
   Ginnie Mae                         Tax-Free
   Inflation-Adjusted Bond         AZ Municipal Bond
   Limited-Term Bond               FL Municipal Bond
   Short-Term Government           Tax-Free Bond
   Short-Term Treasury             CA Limited-Term Tax-Free
                                   Limited-Term Tax-Free

MODERATE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Government Bond                 CA Long-Term Tax-Free
   Target 2005*                    Long-Term Tax-Free
   Diversified Bond                CA Insured Tax-Free

AGGRESSIVE RISK

   TAXABLE BONDS                   TAX-FREE BONDS
   Target 2030*                    CA High-Yield Municipal
   Target 2025*                    High-Yield Municipal
   Target 2020*
   Target 2015*
   Target 2010*
   High-Yield
   International Bond

===============================================================================
CAPITAL PRESERVATION
===============================================================================

CONSERVATIVE RISK

   TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS
   Prime Money Market              FL Municipal Money Market
   Government Agency               CA Municipal Money Market
      Money Market                 CA Tax-Free Money Market
   Capital Preservation            Tax-Free Money Market
   Premium Money Market

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.
Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs. For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income  dividends are distributed once a year in
  December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates,  however, they can offer a conservative, dependable way to invest for a specific time horizon.

**These funds are closed to new investors.

Please call 1-800-345-2021 for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.

[back cover]

Who We Are

American Century offers investors more than 70 mutual funds spanning the investment spectrum. We currently manage $100 billion for roughly 2 million individuals, institutions and  corporations, and offer a range of services designed to make  investing easy and convenient.

For four decades, American Century has been a leader in  performance, service and innovation. From pioneering the use of computer technology in investing to allowing investors to conduct transactions and receive financial advice over the
Internet, we have been committed to building long-term relationships and to helping investors achieve their dreams.

In a very real sense, investors put their future in our hands. With  so much at stake, our work continues to be guided by one central belief, shared by every person at American Century: WE SUCCEED ONLY IF OUR INVESTORS SUCCEED.

[left margin]

[american century logo and text logo (reg.sm)]

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL ADVISORS, INSURANCE COMPANIES
1-800-345-6488

AMERICAN CENTURY MUNICIPAL TRUST

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED  FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.
--------------------------------------------------------------------------------
American Century Investments                                      PRSRT STD
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

0201                                 American Century Investment Services, Inc.
SH-SAN-28093S                     (c)2002 American Century Services Corporation